424(b)(3)
                                                                      333-155348


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Individual Flexible Payment Variable Annuity Contract

Issued by MONY Life Insurance Company of America with variable investment options under MONY America's MONY America Variable Account A.


PROSPECTUS DATED MAY 1, 2010


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your Contract. Also, you should read the prospectuses for each Trust, which contain important information about their portfolios.


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MONY Life Insurance Company of America (the "Company") issues the flexible payment variable annuity contract described in this prospectus.

This Contract is no longer being sold. This prospectus is used with current contract owners only. We will continue to accept Purchase Payments under existing Contracts. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

You can tell us what to do with your Purchase Payments. You can also tell us what to do with the fund value your Contract may create for you resulting from those Purchase Payments.

You may allocate some or all of your Purchase Payments into the subaccounts. Each subaccount is a subaccount of separate account MONY America Variable Account A. Both the value of your Contract before the date annuity payments begin and the amount of income afterward will depend on the investment performance of the portfolios you select. You bear the investment risk of investing in the portfolios. The subaccounts invest in shares of the following portfolios of AIM Variable Insurance Funds, AXA Premier VIP Trust, EQ Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, ProFunds VP and The Universal Institutional Funds, Inc. (the "Funds").



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SUBACCOUNTS
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o All Asset Allocation                  o EQ/Mid Cap Value PLUS
o AXA Aggressive Allocation(1)          o EQ/Money Market
o AXA Conservative Allocation(1)        o EQ/Montag & Caldwell Growth
o AXA Conservative-Plus Allocation(1)   o EQ/Morgan Stanley Mid Cap Growth(2)
o AXA Moderate Allocation(1)            o EQ/PIMCO Ultra Short Bond
o AXA Moderate-Plus Allocation(1)       o EQ/Small Company Index
o EQ/AllianceBernstein Small Cap        o EQ/UBS Growth and Income
  Growth                                o Franklin Income Securities
o EQ/BlackRock Basic Value Equity       o Franklin Rising Dividends Securities
o EQ/Boston Advisors Equity Income      o Franklin Zero Coupon 2010
o EQ/Calvert Socially Responsible       o Invesco V.I. Financial Services Fund
o EQ/Capital Guardian Research          o Invesco V.I. Global Health Care
o EQ/Core Bond Index                    o Invesco V.I. Technology Fund
o EQ/GAMCO Mergers and Acquisitions     o Janus Aspen Forty Portfolio
o EQ/GAMCO Small Company Value          o Janus Aspen Overseas Portfolio
o EQ/Global Multi-Sector Equity         o MFS(R) Utilities Series
o EQ/Intermediate Government Bond       o Multimanager Multi-Sector Bond
  Index                                 o Multimanager Small Cap Growth
o EQ/Large Cap Value PLUS               o Oppenheimer Global Securities
o EQ/Lord Abbett Growth and Income        Fund/VA
o EQ/Mid Cap Index
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SUBACCOUNTS
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o PIMCO VIT Global Bond (Unhedged)     o ProFund VP UltraBull
o ProFund VP Bear                      o The Universal Institutional Funds, Inc.
o ProFund VP Rising Rates Opportunity    Global Value Equity(3)
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   NOT ALL OF THESE PORTFOLIOS MAY BE AVAILABLE IN ALL STATES OR ALL MARKETS.


(1)  The "AXA Allocation" portfolios.

(2) This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for the variable investment option's former name.

(3) Please see "Portfolios of the Trusts" later in this prospectus regarding the planned substitution of this variable investment option.

You may also allocate some or all of your Purchase Payments and fund values into our Guaranteed Interest Account with Market Value Adjustment, which is discussed later in this Prospectus.


Among the many terms of the Guaranteed Interest Account with Market Value Adjustment are:

o Guaranteed interest to be credited for specific periods (referred to as "Accumulation Periods").

o Three (3), five (5), seven (7), and ten (10) year Accumulation Periods are available. The one (1) year Accumulation Period is limited to the following states: Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington.

o Interest will be credited for the entire Accumulation Period on a daily basis. Different rates apply to each Accumulation Period and are determined by the Company from time to time at its sole discretion.

o A market value adjustment may be charged if part or all of the Guaranteed Interest Account with Market Value Adjustment is surrendered or transferred before the end of the Accumulation Period.


o Contract owners should carefully consider the information contained in this prospectus before allocating Purchase Payments or Fund Values to the Guaranteed Interest Account with Market Value Adjustment offered herein.

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These are only some of the terms of the Guaranteed Interest Account with Market Value Adjustment. Please read this prospectus carefully for more complete details of the contract.
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THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


MLA-VA/X02865

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A Statement of Additional Information dated May 1, 2010 containing additional information about the contract is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request. You may request one by writing to our processing office located at MONY Life Insurance Company of America, Policyholder Services, 100 Madison Street, Syracuse, New York 13202, by telephoning 1-800-487-6669 or by accessing the SEC's website at www.sec.gov. The Table of Contents of the Statement of Additional Information can be found on the last page of this prospectus.

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Table of contents

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1. SUMMARY OF THE CONTRACT                                                   1
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Definitions                                                                  1
Purpose of the Contract                                                      1
Purchase Payments and fund value                                             1
Minimum Purchase Payments                                                    1
MONY America Variable Account A                                              1
Guaranteed Interest Account with Market Value Adjustment                     1
The Accumulation Periods                                                     2
Crediting of interest                                                        2
The Market Value Adjustment                                                  2
Benefit option packages                                                      3
Transfer of fund value                                                       5
Loans                                                                        5
Surrenders                                                                   5
Charges and deductions                                                       5
Right to return contract provision                                           5
Death benefit                                                                5
Fee tables                                                                   6
Example                                                                      7
Other contracts                                                              8
Condensed financial information                                              8



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2. WHO IS MONY LIFE INSURANCE COMPANY
   OF AMERICA?                                                               9
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MONY Life Insurance Company of America                                       9
How to reach us                                                              9
MONY America Variable Account A                                             10



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3. THE FUNDS                                                                11
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Purchase of portfolio shares by MONY America Variable
     Account A                                                              15



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4. DETAILED INFORMATION ABOUT THE CONTRACT                                  16
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Payment and allocation of Purchase Payments                                 16
Telephone/fax/web transactions                                              20
Disruptive transfer activity                                                20
Termination of the Contract                                                 21

                                                            Table of contents  i

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5. DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT
     WITH MARKET VALUE ADJUSTMENT                                           22
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General                                                                     22
Guaranteed Interest Account with Market Value Adjustment                    22
Allocations to the Guaranteed Interest Account with Market
   Value Adjustment                                                         22
Specified interest rates and the accumulation periods                       22
Surrenders, transfers or loans                                              24
The Market Value Adjustment                                                 24
Investments                                                                 25



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6.  SURRENDERS                                                              26
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7. LOANS                                                                    27
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8. DEATH BENEFIT                                                            28
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Death benefit provided by the Contract                                      28
Earnings increase death benefit                                             29
Election and effective date of election                                     30
Payment of death benefit proceeds                                           30



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9. CHARGES AND DEDUCTIONS                                                   31
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Deductions from Purchase Payments                                           32
Charges against Fund Value                                                  32
Deductions from Fund Value                                                  32



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10. ANNUITY PROVISIONS                                                      35
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Annuity payments                                                            35
Guaranteed minimum annuity payments                                         35
Election and change of settlement option                                    35
Settlement options                                                          36
Frequency of annuity payments                                               36
Additional provisions                                                       36



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11. OTHER PROVISIONS                                                        38
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Ownership                                                                   38
Provision required by Section 72(s) of the Code                             38
Provision required by Section 401(a)(9) of the Code                         38
Secondary annuitant                                                         38
Assignment                                                                  39
Change of beneficiary                                                       39
Substitution of securities                                                  39
Changes to Contracts                                                        39
Change in operation of MONY America Variable Account A                      39



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12. VOTING RIGHTS                                                           41
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13. DISTRIBUTION OF THE CONTRACTS                                           42
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14. FEDERAL TAX STATUS                                                      44
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Introduction                                                                44

Special rule for conversions to Roth IRA in 2010                            44

Taxation of annuities in general                                            44
Retirement plans                                                            45
Tax treatment of the Company                                                45



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15. ADDITIONAL INFORMATION AND INCORPORATION OF
     CERTAIN INFORMATION BY REFERENCE                                       46
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16. LEGAL PROCEEDINGS                                                       47
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17. FINANCIAL STATEMENTS                                                    48
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APPENDICES
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A -- Benefit option packages, table of fees, examples and
     charges and deductions for contracts issued in the
     State of Washington                                                   A-1
B -- Condensed financial information                                       B-1

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STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
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ii  Table of contents

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Contents of this Prospectus (Cont'd.)


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SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
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AXA Aggressive Allocation                                          AAA 1-3
AXA Conservative Allocation                                        ACA 1-3
AXA Conservative-Plus Allocation                                  ACPA 1-3
AXA Moderate Allocation                                            AMA 1-3
AXA Moderate-Plus Allocation                                      AMPA 1-3
Multimanager Multi-Sector Bond                                    MMSB 1-4
Multimanager Small Cap Growth                                    MMSCG 1-4
All Asset Allocation                                              EQAA 1-4
EQ/AllianceBernstein Small Cap Growth                           EQASCG 1-3
EQ/BlackRock Basic Value Equity                                  EQBBV 1-3
EQ/Boston Advisors Equity Income                                EQBAEI 1-3
EQ/Calvert Socially Responsible                                  EQCSR 1-4
EQ/Capital Guardian Research                                     EQCGR 1-3
EQ/Core Bond Index                                               EQCBI 1-3
EQ/GAMCO Mergers and Acquisitions                                EQGMA 1-4
EQ/GAMCO Small Company Value                                    EQGSCV 1-3
EQ/Global Multi-Sector Equity                                   EQGMSE 1-4
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/Large Cap Value PLUS                                         EQLCVP 1-4
EQ/Lord Abbett Growth and Income                                EQLAGI 1-3
EQ/Mid Cap Index                                                 EQMCI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Money Market                                                   EQMM 1-3
EQ/Montag & Caldwell Growth                                      EQMCG 1-3
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/PIMCO Ultra Short Bond                                        EQPUS 1-3
EQ/Small Company Index                                           EQSCI 1-3
EQ/UBS Growth and Income                                         EQUGI 1-3


                                     Contents of this Prospectus (Cont'd.)  ii-a

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1. Summary of the Contract


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This summary provides you with a brief overview of the more important aspects of your Contract, including the Guaranteed Interest Account with Market Value Adjustment. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this summary and in your Contract. This summary and the entire prospectus will describe the part of the Contract involving MONY America Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account with Market Value Adjustment and the portfolios offered by AIM Variable Insurance Funds, AXA Premier VIP Trust, EQ Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, ProFunds VP and The Universal Institutional Funds, Inc. See applicable fund prospectuses for more detailed information about the portfolios offered by the Funds.


DEFINITIONS

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Specialized terms will be defined on the page where they first appear enclosed in a box.
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PURPOSE OF THE CONTRACT

The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts"). The Contract is no longer being sold. We will continue to accept Purchase Payments under existing Contracts.

The Contract is designed to allow an owner to make Purchase Payments to the Company under the Contract. Those Purchase Payments are allocated at the owner's choice among the subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment. Those Purchase Payments can accumulate for a period of time and create fund value for the owner. The owner can choose the length of time that such Purchase Payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon that accumulated fund value.

An owner uses the Contract's design to accumulate fund value for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under certain sections of the Internal Revenue Code (the "Code"). Sections 401,403 (other than Section 403(b)), 408, 408A and 457, for example.

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QUALIFIED PLANS -- Retirement plans that may receive favorable tax treatment under certain Sections of the Code.
QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.
NON-QUALIFIED CONTRACTS -- Contracts not issued under Qualified Plans.
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The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund values before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge and a market value adjustment. The market value adjustment will not apply to Contracts issued in certain states. These payments also may be subject to a contract charge and/or income or other taxes.


PURCHASE PAYMENTS AND FUND VALUE

You may allocate your Purchase Payments to one or more of the subaccounts of MONY America Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account with Market Value Adjustment. The Purchase Payments you allocate among the various subaccounts of MONY America Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the Purchase Payments you allocate to any of the subaccounts of MONY America Variable Account A will increase or that the Purchase Payments you make will not lose value.


MINIMUM PURCHASE PAYMENTS

The minimum Purchase Payment for individuals varies depending upon the purchaser of the Contract, the method of paying the Purchase Payments and the benefit option package selected. (See "Payment and allocation of Purchase Payments.")

Additional Purchase Payments may be made at any time.

MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of MONY Life Insurance Company of America (the "Company"). MONY America Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

The subaccounts of MONY America Variable Account A invest in shares of the Funds at their net asset value. (See "The Funds"). Owners bear the entire investment risk for all amounts allocated to MONY America Variable Account A subaccounts.

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FUND -- Any open-end management investment company or unit investment trust in which a subaccount invests.
OWNER -- The person so designated in the application to whom all rights, benefits, options and privileges apply while the Annuitant is living. If a Contract has been absolutely assigned, the assignee becomes the Owner.
PURCHASE PAYMENT -- An amount paid to the Company by the Owner or on the
Owner's behalf as consideration for the benefits provided by the Contract.
NET PURCHASE PAYMENT -- Purchase Payment less any applicable tax charge.
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GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is part of the Company's general account ("General Account"). It consists


1  Summary of the Contract

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of all the Company's assets other than assets allocated to separate investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at rates guaranteed by the Company for specified periods. (See "Description of the Guaranteed Interest Account with Market Value Adjustment".)

The Guaranteed Interest Account with Market Value Adjustment is designed to provide you with an opportunity to receive a guaranteed fixed rate of interest. You can choose the period of time over which the guaranteed fixed rate of interest will be paid. That period of time is known as the Accumulation Period.

The Guaranteed Interest Account with Market Value Adjustment is also designed to provide you with the opportunity to transfer part or all of the Guaranteed Interest Account with Market Value Adjustment to the Subaccounts available to you under the Contract. It is also designed to provide you with the opportunity to surrender part or all of the Guaranteed Interest Account with Market Value Adjustment before the end of the Accumulation Period. If you ask us to transfer or surrender part or all of the Guaranteed Interest Account, we may apply a market value adjustment ("MVA"). This adjustment may be positive, negative, or zero.

You may allocate all or part of your Purchase Payments to the Guaranteed Interest Account with Market Value Adjustment.


THE ACCUMULATION PERIODS

There are 4 different Accumulation Periods currently available: a 3-year Accumulation Period, a 5-year Accumulation Period, a 7-year Accumulation Period, and a 10-year Accumulation Period. Certain states limit contracts to a 1-year Accumulation Period. You may allocate initial or additional Purchase Payments made under the Contract to one or more Accumulation Periods. You may also ask us to transfer Fund Values from the Subaccounts available under the Contract to one or more of the Accumulation Periods subject to any applicable MVA. There is no minimum amount required for allocation or transfer to an Accumulation Period. (See "Allocations to the Guaranteed Interest Account with Market Value Adjustment.")

Each Accumulation Period starts on the Business Day that falls on, or next follows, the date on which allocations are made and Purchase Payments are received or Fund Values are transferred. Each Accumulation Period ends on the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period (the "Maturity Date"). This means that the Accumulation Period for a 3, 5, 7 or 10 year Accumulation Period may be up to 31 days shorter than 3, 5, 7 or 10 years, respectively. (See "Specified interest rates and the accumulation periods.")


CREDITING OF INTEREST

The Company will credit amounts allocated to an Accumulation Period with interest at an annual rate not less than 3.50%. This interest rate is referred to as the Specified Interest Rate. It will be credited for the duration of the Accumulation Period. Specified Interest Rates for each Accumulation Period are declared periodically at the sole discretion of the Company. (See "Specified interest rates and the accumulation periods.")

At least 15 days and at most 45 days prior to the Maturity Date of an Accumulation Period, Owners having Fund Values allocated to such Accumulation Periods will be notified of the impending Maturity Date. Owners will then have the option of directing the surrender or transfer (including transfers for the purpose of obtaining a Loan) of the Fund Value within 30 days before the end of the Accumulation Period without application of any MVA.

The Specified Interest Rate will be credited to amounts allocated to an Accumulation Period, so long as such allocations are neither surrendered nor transferred prior to the Maturity Date for the Allocation Period. The Specified Interest Rate is credited daily, providing an annual effective yield. (See "Specified interest rates and the accumulation periods.")


THE MARKET VALUE ADJUSTMENT

Amounts that are surrendered or transferred (including transfers for the purpose of obtaining a Loan) from an Accumulation Period more than 30 days before the Maturity Date will be subject to an MVA. An MVA will not apply upon payment of a death benefit upon the death of the annuitant. The MVA is determined through the use of a factor, which is known as the MVA Factor. This factor is discussed in detail in the section entitled "The Market Value Adjustment." The MVA could cause an increase or decrease or no change at all in the amount of the distribution from an Accumulation Period.

A MARKET VALUE ADJUSTMENT WILL NOT BE IMPOSED ON CONTRACTS ISSUED IN MARYLAND, THE COMMONWEALTH OF MASSACHUSETTS, NEW JERSEY, OKLAHOMA, OREGON, THE COMMONWEALTH OF PENNSYLVANIA, SOUTH CAROLINA, TEXAS AND WASHINGTON; HOWEVER, RESTRICTIONS ON TRANSFERS APPLY IN THESE STATES. The adjustment can be either a positive or negative adjustment. No adjustment is made for the amount withdrawn or transferred within 30 days before the end of the accumulation period.

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FUND VALUE -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account, and the loan account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account, and the loan account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account or the loan account, as the context requires.
BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.
MONTHLY CONTRACT ANNIVERSARY -- The date of each month corresponding to the Effective Date of the Contract. For example, for a Contract with a June 15 Effective Date, the Monthly Contract Anniversary is the 15th of each month. If a Contract's Effective Date falls on the 29th, 30th or 31st day of a month, the Monthly Contract Anniversary will be the earlier of that day or the last day of the particular month in question.
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                                                      Summary of the Contract  2

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BENEFIT OPTION PACKAGES

There are two benefit option packages under Contracts issued in the state of Washington--see Appendix A for a table summarizing the benefit option packages. Each benefit option package is distinct. You select a benefit option package at the time of application. Once a selection is made, you may not transfer from one benefit option package to another.

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                           OPTION 1                           OPTION 2                            OPTION 3***
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MORTALITY AND EXPENSE RISK Current annual rate--1.20%         Current annual rate--1.70%          Current annual rate--2.35%
CHARGE                     Maximum annual rate--1.40%         Maximum annual rate--1.95%          Maximum annual rate--2.80%
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DEATH BENEFIT ON DEATH OF  THE GREATER OF:                    THE GREATEST OF:                    THE GREATEST OF:
ANNUITANT                  (1) The Fund Value less any        (1) The Fund Value less any         (1) The Fund Value less any
                           outstanding debt on the date due   outstanding debt on the date due    outstanding debt on the date due
                           proof of the Annuitant's death is  proof of the Annuitant's death is   proof of the Annuitant's death is
                           received by the Company            received by the Company             received by the Company

                           or                                 or                                  or
                           (2) The Purchase Payments paid,    (2) The Purchase Payments paid,     (2) The Purchase Payments paid,
                           reduced proportionately by each    reduced proportionately by each     reduced proportionately by each
                           partial surrender (reflecting any  partial surrender (reflecting any   partial surrender (reflecting any
                           market value adjustment and any    market value adjustment and any     market value adjustment and any
                           surrender charge) and less any     surrender charge) and less any      surrender charge) and less any
                           outstanding debt.*                 outstanding debt.*                  outstanding debt.*

                                                              or                                  or
                                                              (3) Step Up Value (See "Death       (3) Step Up Value (See "Death
                                                              benefit").                          Benefit") or (4) Roll Up Value
                                                                                                  (See "Death benefit").
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EARNINGS INCREASE AMOUNT   Not Available                      The amount of the Earnings          The amount of the Earnings
ADDED TO DEATH BENEFIT                                        Increase depends upon the age of    Increase depends upon the age of
                                                              the Annuitant on the Contract's     the Annuitant on the Contract's
                                                              Effective Date.                     Effective Date.
                                                              If the Annuitant was age 69 or      If the Annuitant was age 69 or
                                                              younger on the Contract's Effective younger on the Contract's
                                                              Date, the Earnings Increase Amount  Effective Date, the Earnings
                                                              is equal to 40% of the lesser of:   Increase Amount is equal to 40% of
                                                              (1) Net Purchase Payments;          the lesser of:
                                                                                                  (1) Net Purchase Payments;
                                                              or                                  or
                                                              (2) Fund Value minus Purchase       (2) Fund Value minus Purchase
                                                              Payments.**                         Payments.**
                                                              If the Annuitant was age 70 or      If the Annuitant was age 70 or
                                                              older on the Contract's Effective   older on the Contract's Effective
                                                              Date, the Earnings Increase Amount  Date, the Earnings Increase Amount
                                                              is equal to 25% of the lesser of:   is equal to 25% of the lesser of:
                                                              (1) Net Purchase Payments;          (1) Net Purchase Payments;
                                                              or                                  or
                                                              (2) Fund Value minus Purchase       (2) Fund Value minus Purchase
                                                              Payments.**                         Payments.**
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GUARANTEED MINIMUM         Not Available                      Not Available                       If certain conditions are met, the
ANNUITY PAYMENTS                                                                                  Guaranteed Annuitization Value may
                                                                                                  be used to provide guaranteed
                                                                                                  minimum annuity payments that are
                                                                                                  greater than annuity payments that
                                                                                                  would be provided by the
                                                                                                  Contract's Fund Value or Cash
                                                                                                  Value, as applicable.
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3 Summary of the Contract

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                          OPTION 1                             OPTION 2                              OPTION 3***
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MINIMUM INITIAL PURCHASE  Qualified Contracts--The minimum     Qualified Contracts--The minimum      Qualified Contracts--the
PAYMENT                   Purchase Payment for Qualified       Purchase Payment for Qualified        minimum Purchase Payment for
                          Plans is the same for all three      Plans is the same for all three       Qualified Plans is the same for
                          options. (See "Detailed information  options. (See "Detailed information   all three options. (See
                          about the contract.")                about the contract.")                 "Detailed information about the
                          Non-Qualified Contracts--$5,000      Non-Qualified Contracts--$10,000      contract.") Non-Qualified
                                                                                                     Contracts--$10,000
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ANNUITANT ISSUE AGE       Qualified Contracts--0-85            Qualified Contracts--0-79             Qualified Contracts--0-79
                          Non-Qualified Contracts--0-85        Non-Qualified Contracts--0-79         Non-Qualified Contracts--0-79
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ANNUAL CONTRACT CHARGE    Current charge is $30.               Current charge is $0.                 Current charge is $0.
                          The annual contract charge may       The annual contract charge may        The annual contract charge may
                          be increased to a maximum of $50     be increased to a maximum of $50      be increased to a maximum of
                          ($30 in certain states) on 30 days   ($30 in certain states) on 30 days    $50 ($30 in certain states) on
                          written notice.                      written notice.                       30 days written notice.
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* In the calculations of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any market value adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. Depending on your state, for Contracts purchased prior to July 22, 2003, the death benefit is the greater of: (1) The Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) The Purchase Payments paid, less any partial surrenders and their surrender charges minus any outstanding debt, and plus or minus any Market Value Adjustment.

** The payments and values described in (1) and (2) do not include Purchase Payments made during the 12-month period immediately prior to the date due proof of death is received by the Company and reflect any partial surrenders made including any applicable market value adjustment and surrender charge, and less any outstanding debt.

***  As of November 29, 2004, Option 3 is no longer available for new business.

                                                       Summary of the Contract 4

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TRANSFER OF FUND VALUE

You may transfer fund value among the subaccounts and to or from the Guaranteed Interest Account with Market Value Adjustment. Transfers from the Guaranteed Interest Account with Market Value Adjustment may be subject to a market value adjustment for Contracts issued in certain states. Transfers may be made by telephone, facsimile or via the web if the proper form or the telephone/facsimile/web authorization on a Contract application has been completed, signed, and received by the Company at its Operations Center. Transfers by telephone, facsimile or via the web are subject to the Company's rules and conditions for such privilege. (See "Transfers.")


LOANS

If your Contract permits, you may borrow up to 50% of your Contract's Fund Value from the Company. Your Contract will be the only security required for the loan. Contracts issued to 401(k) plans are generally the only Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's General Account.

We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due plus any accrued interest will be added to the outstanding debt.


SURRENDERS

You may surrender all or part of the Contract at any time and receive its Cash Value while the Annuitant is alive prior to the annuity starting date. We may impose a surrender charge and market value adjustment (if applicable). A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any surrender charge and any market value adjustment, if applicable) reduced Fund Value. The amounts you receive upon surrender may be subject to income taxes and a 10% penalty tax if you are younger than 59-1/2 at the time of surrender. (See "Federal tax status.")


CHARGES AND DEDUCTIONS

The Contract provides for the deduction of various charges and expenses from the fund value of the Contract.

We pay compensation to brokers-dealers who sell the Contracts. (For a discussion of this compensation, see "Distribution of the contracts.")


RIGHT TO RETURN CONTRACT PROVISION

This information is no longer applicable, as these Contracts are no longer available to new purchasers.


You have the right to examine the Contract when you receive it. You may return the Contract for any reason during the right to return contract period (usually within ten days from the day you receive it). You will receive the Purchase Payments received by the Company, less any partial surrenders you make. During the "right to return contract period," Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.



DEATH BENEFIT

If the Annuitant (and the Secondary Annuitant, if any) dies before the annuity starting date, the Company will pay a death benefit to the Beneficiary. The death benefit will depend upon the benefit option package in effect on the date the Annuitant dies. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death benefit".)

--------------------------------------------------------------------------------
ANNUITANT -- The person upon whose continuation of life any annuity payment depends.
SECONDARY ANNUITANT -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant. BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.
ANNUITY STARTING DATE -- Attainment of age 95, or at the discretion of the
Owner of the Contract, an earlier date that is at least ten years from the Effective Date of the Contract.
--------------------------------------------------------------------------------

5  Summary of the Contract

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FEE TABLES*

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer fund value between investment options or, for Contracts funding 401(k) plans only, take a loan. A charge for taxes may also be deducted.


--------------------------------------------------------------------------------
OWNER TRANSACTION EXPENSES:
--------------------------------------------------------------------------------
Maximum deferred sales load (surrender charge)    7.00%(1)
(as a percentage of Fund Value surrendered)
--------------------------------------------------------------------------------
Loan interest spread (effective annual rate)      2.50%(2)
--------------------------------------------------------------------------------
Maximum transfer charge                           $ 25(3)
--------------------------------------------------------------------------------

The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.

--------------------------------------------------------------------------------
Maximum annual contract charge                    $ 50(4)
--------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ANNUAL FUND VALUE
IN MONY AMERICA VARIABLE ACCOUNT A):
--------------------------------------------------------------------------------
 OPTION 1
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees         1.40%(5)
--------------------------------------------------------------------------------
  Total separate account annual expenses          1.40%(5)
--------------------------------------------------------------------------------
 OPTION 2
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees         1.95%(6)
--------------------------------------------------------------------------------
  Total separate account annual expenses          1.95%(6)
--------------------------------------------------------------------------------
 OPTION 3(7)
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees         2.80%(8)
--------------------------------------------------------------------------------
  Total separate account annual expenses          2.80%(8)
--------------------------------------------------------------------------------

* For the table of fees applicable to Contracts issued in the State of Washington, see Appendix A.

(1) The surrender charge percentage, which reduces to zero, is determined by the Contract Year in which the surrender occurs. The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of the surrender charge. (See "Charges against fund value -- Free partial surrender amount.")

(2) The loan interest spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the loan account to secure loans.

(3) The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer which will not exceed $25 (except for contracts issued in the states of South Carolina and Texas, where it will not exceed $10). (See "Deductions from fund value -- Transfer charge.")

(4) The annual contract charge for Option 1 is currently $30. The annual contract charge for Option 2 and Option 3 is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per Contract Year (except for Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington where the charge may not exceed $30). (See "Deductions from fund value -- Annual contract charge.")

(5) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.20% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40%) from the value of the net assets of MONY America Variable Account A.

(6) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.70% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95%) from the value of the net assets of MONY America Variable Account A.

(7)  As of November 29, 2004, Option 3 is no longer available for new business.


(8) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 2.35% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.80%) from the value of the net assets of MONY America Variable Account A.


The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2009. You may pay portfolio company operating expenses periodically during the time that you own the Contract. Certain variable investment options invest in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.



                                                       Summary of the Contract 6

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---------------------------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES:                                                     MINIMUM     MAXIMUM
---------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted from        0.39%       1.78%
portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(*)
---------------------------------------------------------------------------------------------------------------------------


(*) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. In addition, the "Minimum" represents the total annual operating expenses of the EQ/Small Company Index. The "Maximum" represents the total annual operating expenses of the ProFund VP UltraBull Portfolio.



EXAMPLE


This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, separate account annual expense, and Fund fees and expenses for the year ended December 31, 2009.


The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. The example assumes the maximum contract charges and annual expenses of any of the Fund portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.   a.   If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund port folios):


          ----------------------------------------------------------------------
                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------------------------
          Option 1      $1,009       $1,689        $2,383        $3,932
          Option 2      $1,059       $1,837        $2,624        $4,396
          Option 3      $1,137       $2,061        $2,983        $5,060
          ----------------------------------------------------------------------


     b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund port folios):


          ----------------------------------------------------------------------
                        1 YEAR        3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------------------------
          Option 1      $  879        $1,302        $1,741        $2,626
          Option 2      $  931        $1,457        $2,001        $3,166
          Option 3      $1,010        $1,691        $2,387        $3,941
          ----------------------------------------------------------------------


2.   a.   If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):


          ----------------------------------------------------------------------
                        1 YEAR        3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------------------------
          Option 1      $370          $1,126        $1,902        $3,932
          Option 2      $425          $1,284        $2,156        $4,396
          Option 3      $508          $1,522        $2,535        $5,060
          ----------------------------------------------------------------------


     b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):


          ----------------------------------------------------------------------
                        1 YEAR        3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------------------------
          Option 1      $232          $  715        $1,225        $2,626
          Option 2      $287          $  880        $1,499        $3,166
          Option 3      $371          $1,129        $1,906        $3,941
          ----------------------------------------------------------------------


3.   a.   If you annuitize your Contract and the proceeds are settled under
          Settlement Options 3 or 3A (life income with annuity options) (assuming maximum fees and expenses of any of the Fund portfolios):


          ----------------------------------------------------------------------
                        1 YEAR        3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------------------------
          Option 1      $1,009        $1,126        $1,902        $3,932
          Option 2      $1,059        $1,284        $2,156        $4,396
          Option 3      $1,137        $1,522        $2,535        $5,060
          ----------------------------------------------------------------------


7 Summary of the Contract

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     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming minimum fees and expenses of any of the Fund portfolios):


          ----------------------------------------------------------------------
                        1 YEAR        3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------------------------
          Option 1      $  879        $  715        $1,225        $2,626
          Option 2      $  931        $  880        $1,499        $3,166
          Option 3      $1,010        $1,129        $1,906        $3,941
          ----------------------------------------------------------------------


4.   a.   If you annuitize your Contract and the proceeds are settled under
          Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming maximum fees and expenses of any of the Fund portfolios):


          ----------------------------------------------------------------------
                        1 YEAR        3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------------------------
          Option 1      $1,009        $1,689        $2,383        $3,932
          Option 2      $1,059        $1,837        $2,624        $4,396
          Option 3      $1,137        $2,061        $2,983        $5,060
          ----------------------------------------------------------------------


     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingen cies) (assuming minimum fees and expenses of any of the Fund portfolios):


          ----------------------------------------------------------------------
                        1 YEAR        3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------------------------
          Option 1      $  879        $1,302        $1,741        $2,626
          Option 2      $  931        $1,457        $2,001        $3,166
          Option 3      $1,010        $1,691        $2,387        $3,941
          ----------------------------------------------------------------------


For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. On and after the annuity starting date, different fees and charges will apply. (See "Charges and Deductions.")


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other annuity contracts that he or she distributes. You can also contact us to find out more about any MONY Life Insurance Company of America annuity contracts.


CONDENSED FINANCIAL INFORMATION


Please see Appendix B at the end of this prospectus for the unit values and the number of units outstanding as of the end of the period shown for each of the variable investment options available as of December 31, 2009.



                                                       Summary of the Contract 8

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2. Who is MONY Life Insurance Company of America?


--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the contracts. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your Contract or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone/ Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:




--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------



FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:
     MONY Life Insurance Company of America
     P.O. Box 5064
     New York, NY 10087-5064

FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     JPMorgan Chase - Lockbox Processing
     Lockbox - MONY Life Insurance Company of America - LBX 5064
     4 Chase Metrotech Center
     7th Floor East
     Brooklyn, NY 11245




--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------



FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS,
WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:
     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202


Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Syracuse, New York 13202.





--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

Customer service representatives are available weekdays from 9:00 a.m. to 5:00 p.m. Eastern Time at 1-800-487-6669.


--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------

Clients may access Online Account Access by visiting our Website at www.axa-equitable.com. Our Website provides access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).


You can also change your allocation percentages, transfer among investment options, make a payment, and/or change your address (1) by toll-free phone, (2) over the Internet, through Online Account Access, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or internet, see "Telephone/fax/web transactions" later in this prospectus.


9  Who is MONY Life Insurance Company of America?

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MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of the Company. Presently, only Purchase Payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY America Variable Account A. The assets in MONY America Variable Account A are kept separate from the General Account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account A. The Company is required to keep assets in MONY America Variable Account A that equal the total market value of the contract liabilities funded by MONY America Variable Account A. Realized or unrealized income gains or losses of MONY America Variable Account A are credited or charged against MONY America Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY America Variable Account A. MONY America Variable Account A assets are not chargeable with liabilities of the Company's other businesses. The assets of MONY America Variable Account A are, however, available to cover the liabilities of our General Account to the extent that the assets of MONY America Variable Account A exceed the liabilities of the contracts supported by it. The amount of some of our obligations under the Contracts is based on the assets in MONY America Variable Account A. However, the obligations themselves are obligations of the Company.

MONY America Variable Account A was authorized by the Board of Directors of the Company and established under Arizona law on March 27, 1987. MONY America Variable Account A is registered under the Investment Company Act of 1940 ("the 1940 Act") and is registered and classified under that act as a "unit investment trust". The SEC, however, does not manage or supervise the Company or MONY America Variable Account A. Although MONY America Variable Account A is registered, the Securities and Exchange Commission (the "SEC") does not monitor the activity of MONY America Variable Account A on a daily basis. The Company is not required to register, and is not registered, as an investment company under the 1940 Act. A unit investment trust is a type of investment company. For state law purposes, MONY America Variable Account A is treated as a part or division of the Company.


MONY America Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the EQ/Core Bond Index Subaccount invests solely in shares of the EQ Advisors Trust EQ/Core Bond Index Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. Income and realized and unrealized gains or losses from assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses in the other subaccounts, our General Account, or any other separate accounts. We reserve the right to credit or charge a subaccount in a different manner if required, or appropriate, by reason of a change in the law. In the future, we reserve the right, in compliance with the laws that apply, to establish additional subaccounts; eliminate subaccounts; combine two or more subaccounts; transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any subaccount to another subaccount; restrict or eliminate any voting rights as to the MONY America Variable Account A; and cause one or more subaccounts to invest some or all of their assets in one or more other trusts or investment companies of MONY America Variable Account A if marketing needs, tax conditions or investment conditions warrant. Future subaccounts may invest in other portfolios of the Funds or in other securities, as permitted by applicable law. Any new subaccounts may be made available to existing contracts on a basis to be determined by us. If any of these changes are made, we may, by appropriate endorsement, change the Contract to reflect the change.



                              Who is MONY Life Insurance Company of America?  10

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3. The Funds


--------------------------------------------------------------------------------

Each available subaccount of MONY America Variable Account A will invest only in the shares of the Funds. There is a separate subaccount which corresponds to each portfolio of a Fund offered under the Contract. The Funds are registered with the SEC under the 1940 Act. The Funds, or any of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law. Not all Funds may be available in all states or in all markets.

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include fees; the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

The AXA Allocation Portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable Life Insurance Company ("AXA Equitable"), the investment manager of the AXA Premier VIP Trust and EQ Advisors Trust. AXA Advisors, LLC, an affiliated broker-dealer of the Company, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this Contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your Contract. Please see "Payment and allocation of Purchase Payment" in "Detailed information about the Contract" for more information about your role in managing your allocations.


For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the investment manager or sub-adviser(s), as applicable for each portfolio.



------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                 SHARE CLASS   OBJECTIVE                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION*     Class B       Seeks long-term capital appreciation.      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION*   Class B       Seeks a high level of current income.      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS          Class B       Seeks current income and growth of capi-   o AXA Equitable
 ALLOCATION*                                 tal, with a greater emphasis on current
                                             income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION*       Class B       Seeks long-term capital appreciation and   o AXA Equitable
                                             current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS              Class B       Seeks long-term capital appreciation and   o AXA Equitable
 ALLOCATION*                                 current income, with a greater emphasis
                                             on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR      Class A       Seeks high total return through a combi-   o Pacific Investment Management Company LLC
 BOND                                        nation of current income and capital       o Post Advisory Group, LLC
                                             appreciation.                              o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Class B       Seeks long-term growth of capital.         o AXA Equitable
 GROWTH                                                                                 o BlackRock Investment Management, LLC
                                                                                        o Eagle Asset Management, Inc.
                                                                                        o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------


11 The Funds

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------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                  SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION            Class IB     Seeks long-term capital appreciation and     o AXA Equitable
                                             current income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL      Class IA     Seeks to achieve long-term growth of         o AllianceBernstein L.P.
 CAP GROWTH                                  capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE        Class IB     Seeks to achieve capital appreciation and    o BlackRock Investment Management, LLC
 EQUITY                                      secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY       Class IB     Seeks a combination of growth and            o Boston Advisors, LLC
 INCOME                                      income to achieve an above-average and
                                             consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY             Class IB     Seeks to achieve long-term capital appre-    o Bridgeway Capital Management, Inc.
 RESPONSIBLE                                 ciation.                                     o Calvert Asset Management Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH    Class IA     Seeks to achieve long-term growth of         o Capital Guardian Trust Company
                                             capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX              Class IA     Seeks to achieve a total return before       o SSgA Funds Management, Inc.
                                             expenses that approximates the total
                                             return performance of the Barclays Capi-
                                             tal U.S. Aggregate Bond Index, including
                                             reinvestment of dividends, at a risk level
                                             consistent with that of the Barclays Capi-
                                             tal U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND ACQUI-     Class IB     Seeks to achieve capital appreciation.       o GAMCO Asset Management, Inc.
 SITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY          Class IB     Seeks to maximize capital appreciation.      o GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR EQUITY   Class IA     Seeks to achieve long-term capital appre-    o AXA Equitable
                                             ciation.                                     o BlackRock Investment Management, LLC
                                                                                          o Morgan Stanley Investment Management
                                                                                            Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT      Class IA     Seeks to achieve a total return before       o SSgA Funds Management, Inc.
 BOND INDEX                                  expenses that approximates the total
                                             return performance of the Barclays Capi-
                                             tal Intermediate U.S. Government Bond
                                             Index, including reinvestment of divi-
                                             dends, at a risk level consistent with that
                                             of the Barclays Capital Intermediate U.S.
                                             Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS         Class IA     Seeks to achieve long-term growth of         o AllianceBernstein L.P.
                                             capital.                                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND       Class IA     Seeks to achieve capital appreciation and    o Lord, Abbett & Co. LLC
 INCOME                                      growth of income without excessive fluc-
                                             tuation in market value.
------------------------------------------------------------------------------------------------------------------------------------


                                                                    The Funds 12

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------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST                                                                               INVESTMENT MANAGER (OR SUB-ADVISER
PORTFOLIO NAME                       SHARE CLASS    OBJECTIVE                                   (S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                     Class IA       Seeks to achieve a total return before      o SSgA Funds Management, Inc.
                                                    expenses that approximates the total
                                                    return performance of the S&P Mid Cap
                                                    400 Index, including reinvestment of
                                                    dividends, at a risk level consistent with
                                                    that of the S&P Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS                Class IA       Seeks to achieve long-term capital appre-   o AXA Equitable
                                                    ciation.                                    o BlackRock Investment Management,
                                                                                                  LLC
                                                                                                o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                      Class IA       Seeks to obtain a high level of current     o The Dreyfus Corporation
                                                    income, preserve its assets and maintain
                                                    liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL                 Class IB       Seeks to achieve capital appreciation.      o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP            Class IA       Seeks to achieve capital growth.            o Morgan Stanley Investment
 GROWTH**                                                                                         Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND            Class IB       Seeks to generate a return in excess of     o Pacific Investment Management
                                                    traditional money market products while       Company, LLC
                                                    maintaining an emphasis on preservation
                                                    of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX               Class IA       Seeks to replicate as closely as possible   o AllianceBernstein L.P.
                                                    (before the deduction of Portfolio
                                                    expenses) the total return of the Russell
                                                    2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME             Class IB       Seeks to achieve total return through       o UBS Global Asset Management
                                                    capital appreciation with income as a         (Americas) Inc.
                                                    secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSUR-
ANCE PRODUCTS TRUST - CLASS 2                                                                   INVESTMENT MANAGER (OR SUB-ADVISER
PORTFOLIO NAME                       OBJECTIVE                                                  (S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES           The Fund's investment goal is to maximize                  o Franklin Advisers, Inc.
 FUND                                income while maintaining prospects for
                                     capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS            Seeks long-term capital appreciation, with                 o Franklin Advisory Services, LLC
 SECURITIES FUND                     preservation of capital as an important
                                     consideration.
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN ZERO COUPON FUND            Seeks as high an investment return as is                   o Franklin Advisers, Inc.
 2010                                consistent with capital preservation.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO VARIABLE INSURANCE FUNDS -
SERIES I SHARES                                                                                 INVESTMENT MANAGER (OR SUB-ADVISER
PORTFOLIO NAME                       OBJECTIVE                                                  (S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES      The fund's investment objective is capital                 Invesco Advisers, Inc.
 FUND                                growth.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH           The fund's investment objective is capital                 Invesco Advisers, Inc.
 CARE FUND                           growth.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND         The fund's investment objective is capital                 Invesco Advisers, Inc.
                                     growth.
------------------------------------------------------------------------------------------------------------------------------------


13 The Funds

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------------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES -                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
INSTITUTIONAL SHARES                  OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO***                    Seek long term growth of capital.         o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
OVERSEAS PORTFOLIO                    Seek long term growth of capital.         o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST -                                               INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
INITIAL CLASS                         OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) UTILITIES SERIES               To seek total return.                     Massachusetts Financial Services Company
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
FUNDS - SERVICE CLASS                 OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL                    Seek long term capital appreciation.      OppenheimerFunds, Inc.
 SECURITIES FUND/VA
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST -                                                INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
ADMINISTRATIVE CLASS                  OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL BOND PORTFOLIO                 Seek to maximize total return,            Pacific Investment Management Company, LLC
  (UNHEDGED)                          consistent with preservation  of
                                      capital and prudent investment
                                      management.
------------------------------------------------------------------------------------------------------------------------------------
PROFUNDS VP                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                        OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR                       Seeks daily investment results, before    o ProFund Advisors LLC
                                      fees and expenses, that correspond to the
                                      inverse (opposite) of the daily
                                      performance of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP RISING RATES               Seek daily investment results, before     o ProFund Advisors LLC
 OPPORTUNITY                          fees and expenses, that correspond to
                                      the one and one-quarter time (125%) the
                                      inverse (opposite) of the daily price
                                      movement of the most recently issued
                                      30-year U.S. Treaury Bond ("Long Bond").
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRABULL                  Seek daily investment results, before     o ProFund Advisors LLC
                                      fees and expenses that correspond
                                      to twice (200%) the daily performance
                                      of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS,                                              INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
INC. - SHARE CLASS I****              OBJECTIVE                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL VALUE EQUITY                   Seeks long-term capital appreciation by   Morgan Stanley Investment Management Inc.
 PORTFOLIO****                        investing primarily in equity securities  (sub-advised by Morgan Stanley Investment
                                      of issuers throughout the world,          Management Limited).
                                      including U.S. issuers.
------------------------------------------------------------------------------------------------------------------------------------


*    The "AXA Allocation" Portfolios
** This is the Portfolio's new name effective, on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.
*** Unlike the other Funds, the Janus Aspen Forty Portfolio is a nondiversified, open-end management investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a nondiversified Fund than a diversified Fund.
**** Pending a shareholder vote, certain portfolios in the Universal
     Institutional Funds, Inc. are expected to be merged into the Invesco Variable Insurance Funds on or about June 1, 2010. On that date, the Global Value Equity Portfolio is expected to be merged into the Invesco Van Kampen V.I. Global Value Equity Fund. No changes to the investment objec tive or financial history are expected to occur as a result of the merger. The Emerging Markets Debt Portfolio is not impacted by these changes.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.

Each Owner should periodically review their allocation of Purchase Payments and Fund Values among the subaccounts and the Guaranteed Interest Account with Market Value Adjustment in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the prospectus for each of the Funds.



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PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:


o    collect charges under the Contracts;

o    pay Cash Value on full surrenders of the Contracts;

o    fund partial surrenders;

o    provide benefits under the Contracts; or

o transfer assets from one subaccount to another or between one or more subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment as requested by Owners.


Any dividend or capital gain distribution received from a portfolio of a Fund will be:


o    reinvested immediately at net asset value in shares of that portfolio; or

o    kept as assets of the corresponding subaccount.


--------------------------------------------------------------------------------
CASH VALUE -- The Contract's Fund Value, less (1) any applicable surrender charge, (2) any outstanding debt, and (3) any applicable market value adjustment.
--------------------------------------------------------------------------------

Shares of the Funds are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict.

The Boards of Directors or Trustees of each of the Funds monitors the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.


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4. Detailed information about the Contract


--------------------------------------------------------------------------------


The Fund Value in MONY America Variable Account A and in the Guaranteed Interest Account with Market Value Adjustment provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY America Variable Account A. There may be differences in your Contract such as differences in fees, charges, and benefits because of the state where we issued your Contract. We will include any such differences in your Contract. If we issued your Contract in the State of Washington, please see Appendix A.



PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

ISSUE AGES

The issue ages for the two benefit option packages available under the Contract vary as per the table below. The maximum issue age of the Annuitant for Option 1 is 85. The maximum issue age of the Annuitant for Option 2 is 79. For Option 3, it was 79.

--------------------------------------------------------------------------------
                   OPTION 1      OPTION 2      OPTION 3*
--------------------------------------------------------------------------------
 Annuitant Issue
       Ages          0-85          0-79          0-79
--------------------------------------------------------------------------------
*  As of November 29, 2004, Option 3 is no longer available for new business.


ISSUANCE OF THE CONTRACT

Disclosure regarding contract issuance and minimum initial Purchase Payments is for informational purposes only. This Contract is no longer available to new purchasers.

The Contract is between you and the Company. The Contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your Contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

Individuals who want to buy a Contract must:

(1)  complete an application;

(2)  personally deliver the application to

     (a) a licensed agent of the Company who is also a registered representative of AXA Advisors, LLC or AXA Distributors, LLC (together, the "Distributors") who act as the principal underwriters for the Contracts, or

     (b) a licensed agent who is also a registered representative of a broker dealer which had been authorized by the Distributors to sell the Contract; and

(3)  pay the minimum initial Purchase Payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial Purchase Payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your Purchase Payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two Business Days. We will apply any additional Purchase Payments you make on the Business Day we receive them at our Operations Center.

The Contract may be used with certain tax qualified plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Contract, you should purchase it for its death benefit, annuity benefits, and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.

The minimum initial Purchase Payment for individuals varies depending upon the use of the Contract, the method of purchase and the benefit option package selected. The chart below shows the minimum initial Purchase Payment for each situation.


                                     Detailed information about the Contract  16

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------------------------------------------------------------------------------------------------------------------------------------
 Use of Contract or Method of Making Purchase Payment                             Minimum Initial Purchase Payment
------------------------------------------------------------------------------------------------------------------------------------
Individual retirement accounts and annuities under Section 408 of the Code        $2,000
(other than Simplified Employee Pensions), including Roth IRAs under Section
408A of the Code (no longer available to new purchasers).
------------------------------------------------------------------------------------------------------------------------------------
Non-Qualified Contracts (no longer available to new purchasers).                  Option 1 -- $5,000
                                                                                  Option 2 -- $10,000
                                                                                  Option 3 -- $10,000
------------------------------------------------------------------------------------------------------------------------------------
H.R. 10 plans (self-employed individuals' retirement plans under Section 401 of   $600
the Code) (no longer available to new purchasers) and Simplified Employee Pen-
sions under Section 408 of the Code (no longer available to new purchasers).
------------------------------------------------------------------------------------------------------------------------------------
Certain corporate or association retirement plans.                                $600
------------------------------------------------------------------------------------------------------------------------------------
Annuity purchase plans sponsored by certain tax-exempt organizations, govern-     $600
mental entities and deferred compensation plans under Section 457 of the Code.
------------------------------------------------------------------------------------------------------------------------------------
Payroll deduction and automatic checking account withdrawal plans.                Annualized rate of $600 (i.e., $600 per year,
                                                                                  $300 semiannually, $150 quarterly or $50 per
                                                                                  month)
------------------------------------------------------------------------------------------------------------------------------------
Government Allotment Plans                                                        $50 per month
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
GOVERNMENT ALLOTMENT PLANS -- Payroll deduction plans used for financial products by government employees.
--------------------------------------------------------------------------------

Additional Purchase Payments may be made at any time--before the annuity starting date as long as the Annuitant is living. However, for certain automatic payment plans, the smallest additional payment is $50.

The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments for such plans. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if that would cause Cumulative Purchase Payments, less any partial surrenders and their surrender charges and market value adjustments, to exceed $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.50% per year if:

(1)  the Contract is issued by the Company, and

(2)  the Contract is delivered to the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner.

These amounts will be held in that account pending end of the right to return contract period. (See below.)

--------------------------------------------------------------------------------
EFFECTIVE DATE -- The date the contract begins as shown in the Contract.
--------------------------------------------------------------------------------

TAX-FREE 'SECTION 1035' EXCHANGES


This information is no longer applicable to the purchase of these Contracts as these Contracts are no longer available to new purchasers.


The Owner can generally exchange one annuity contract for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code. Similar rules may apply to changing the funding vehicle in a Qualified Plan. Before making the exchange, the Owner should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on the old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, the Owner may have to pay federal income tax, and penalty taxes on the exchange. The Owner should not exchange another contract for this one unless he or she determines, after knowing all the facts, that the exchange is in the Owner's best interest and not just better for the person trying to sell the Owner this Contract (that person will generally earn a commission if the Owner buys this Contract through an exchange or otherwise).

RIGHT TO RETURN CONTRACT PROVISION

This information is no longer applicable as these Contracts are no longer available to new purchasers.


The Owner may return the Contract during the right to return contract period (usually within 10 days) of the delivery date. The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. Unless state law requires otherwise, the amount to be refunded is equal to the Purchase Payments received by the Company, less any partial surrenders you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.


ALLOCATION OF PAYMENTS AND FUND VALUE

ALLOCATION OF PAYMENTS. On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of MONY America Variable Account A or to the Guaranteed Interest Account with Market Value Adjustment. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the right to return contract period.

The portion of Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be held in the Guaranteed Interest Account with Market Value Adjustment of the


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General Account for the specified period selected and will be credited with interest at the rate declared by the Company for that specified period. The portion of Net Purchase Payments allocated to subaccounts of MONY America Variable Account A will earn 3.50% annual interest until the right to return contract period expires. (See "Right to return contract provision" above.) After the right to return Contract period has expired, the value of Net Purchase Payments allocated to subaccounts of MONY America Variable Account A will automatically be transferred to MONY America Variable Account A subaccount(s) according to the Owner's percentage allocation.

After the right to return contract period, under a non-automatic payment plan, if the Owner does not:

(1)  specify the amount to be allocated among subaccounts, or

(2)  specify the percentage to be allocated among subaccounts, or

(3)  the amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The percentage specified must not be less than 5% of the Net Purchase Payment. Allocation percentages must total 100%. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, facsimile or via the web subject to the rules of the Company and its right to terminate or modify telephone, facsimile or via the web allocation. The Company reserves the right to deny any telephone, facsimile or via the web allocation request. (See "Telephone/fax/web transactions.") Any such change, whether made in writing or by telephone, facsimile or via the web, will be effective seven days after we receive notice of the change in accordance with the requirements of state insurance departments and the Investment Company Act of 1940.

Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value balance of $2,500 in the Guaranteed Interest Account with Market Value Adjustment when an allocation to said account is chosen.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

When allocated Net Purchase Payments are received they are credited to subaccounts of MONY America Variable Account A in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

To determine the unit value of a subaccount on each Business Day, the Company takes the prior Business Day's unit value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

     (1) the net asset value per share of each Fund held in the sub account at the end of the current Business Day divided by

     (2) the net asset value per share of each Fund held in the sub account at the end of the prior Business day, minus

     (3) the daily mortality and expense risk charge and any other applicable charges adjusted for the number of calendar days in the period.

The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY America Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.

CALCULATION OF GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT FUND
VALUE

Net Purchase Payments to be allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited to the Accumulation Period chosen by the Owner on

     (1)  the date received at the Operations Center, or

     (2) if the day Net Purchase Payments are received is not a Busi ness Day, then on the next Business Day.

Interest will be credited daily.

CALCULATION OF FUND VALUE

The Contract's Fund Value will reflect:

          o The investment performance of the selected subac count(s) of MONY America Variable Account A.

          o Amounts credited (including interest) to the Guaran teed Interest Account with Market Value Adjustment.

          o    Any Net Purchase Payments.

          o    Any transfer charges.

          o    Any partial surrenders.

          o    Any outstanding debt.

          o All contract charges (including surrender charges and market value adjustments) imposed.

There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account with Market Value Adjustment. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received on or before the Effective Date plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract".)


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After amounts allocated to the subaccounts are transferred from the General Account to MONY America Variable Account A, on each Business Day, the Contract's Fund Value will be computed as follows:

     (1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on that Business Day. This is done by multiplying the subaccount's unit value on that date by the number of subaccount units allocated to the Contract. The computation of the Contract's Fund Value in the subaccount is done before any other Contract transactions on that Business Day.

     (2) Add any amount credited to the Guaranteed Interest Account with Market Value Adjustment before that Business Day. This amount is the aggregate of all Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment and:

          o    The addition of any interest credited.

          o    Addition or subtraction of any amounts transferred.

          o    Subtraction of any partial surrenders.

          o Subtraction of any contract charges, surrender charges, transfer charges, and any Market Value Adjustments

     (3) Add the value held in the loan account to secure contract loans and interest credited on that day on that amount;

     (4)  Add any Net Purchase Payment received on that Business Day;

     (5) Subtract any partial surrender amount (reflecting any surren der charge and Market Value Adjustment) made on that Business Day;

     (6) Subtract any annual contract charge and/or transfer charge deductible on that Business Day.

Regarding (1) above, for each subaccount we multiply the number of units credited to that subaccount by its unit Value on that Business Day. The multiplication is done before the purchase or redemption of any units on that Business Day.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.


TRANSFERS. You may transfer the value of the Contract among the subaccounts after the right to return contract period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone, facsimile or via the web if proper authorization has been received at the Company's Operations Center. (See "Telephone/fax/web transactions.") Transfers will be executed at the net asset value next calculated by the Company if the transfer instruction is received and acknowledged by 4:00 p.m., Eastern Time on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business. Such transfers are subject to the Company's rules and conditions for such privilege. Currently, there are no limitations on the number of transfers between subaccounts. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.


Transfers may be postponed for any period during which

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

A transfer charge is not currently imposed on transfers. (See "Deductions from fund value -- Transfer charge.") However, the Company reserves the right to impose a charge which will not exceed $25 per transfer. If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account with Market Value Adjustment you designate funds to be transferred from. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the right to return contract period will not be subject to a transfer charge and transfers made at the end of an Accumulation Period of amounts allocated to the Guaranteed Interest Account with Market Value Adjustment (see below) will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

TRANSFERS INVOLVING THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT. Transfers may be made from the Guaranteed Interest Account with Market Value Adjustment at any time, but, if they are made before the end of the 3, 5, 7, or 10 year Accumulation Period there will be a market value adjustment for Contracts issued in most states. If the transfer request is received within 30 days before the end of the Accumulation Period, no market value adjustment will apply. If multiple Accumulation Periods are in effect, your transfer request must specify from which Accumulation Period(s) we are to make the transfer.

Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington with fund value in the Guaranteed Interest Account with Market Value Adjustment must maintain a minimum Fund Value in the Guaranteed Interest Account with Market Value Adjustment of $2,500.

Please see "Payment and allocation of Purchase Payments" earlier in this section "Detailed information about the Contract" for more information about your role in managing your allocations.


PORTFOLIO REBALANCING. Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Contract. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program


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at any time. Requesting a transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future.


TELEPHONE/FAX/WEB TRANSACTIONS

Prior allocation instructions may be changed or transfers requested by telephone, fax or via the web subject to the Company's guidelines (which we believe to be reasonable) and the Company's right to modify or terminate the telephone/fax/web privilege. The Company reserves the right to deny any telephone, fax or web request.

If all telephone lines are busy or the Internet is not available (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone, fax or web allocation changes or transfers by telephone, fax or web. In such cases, an Owner would submit a written request.

We have adopted guidelines relating to changes of allocations and transfers by telephone, fax or web which, among other things, outlines procedures designed to prevent unauthorized instructions. If the Owner does not follow these procedures:

(1) the Company shall not be liable for any loss as a result of following fraudulent telephone, fax or web instructions; and

(2) the Owner will, therefore, bear the entire risk of loss due to fraudulent telephone, fax or web instructions.

A copy of the guidelines and our form for electing telephone/facsimile transfer privileges is available from your financial professional or by calling us at
(800) 487-6669, Monday through Friday, 9 a.m. to 5 p.m., Eastern Time. Web transfer privileges and a copy of the guidelines and forms are available online at www.axaonline.com. The telephone or fax allocation and transfer privileges may also be elected by completing the telephone or fax authorization. The Company's form or a Contract application with a completed telephone or fax authorization must be signed and received at the Company's Operations Center before telephone or fax allocation instructions will be accepted. To elect web allocation and transfer privileges, you must log on to www.axaonline.com, and register for online account access. This online application must be electronically signed and received by the Company via the internet before web transaction instructions will be accepted.

SPECIAL NOTE ON RELIABILITY. Please note that the internet or our telephone system may not always be available. Any system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the Contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

We currently require that any transfer request that would result in an aggregated transfer amount of $250,000 or more in a single day must be submitted in writing to our customer service office by U.S. mail (first class). Overnight mail is not permitted for those transfer requests. We monitor the $250,000 daily threshold on a monthly basis and combine transfer activities for all contracts with the same or related owner. We do not permit exceptions to this policy. We may change this policy, and any new or revised policy will apply to all Contract holders uniformly.


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We offer subaccounts with underlying portfolios that are part of the AXA Premier VIP Trust and EQ Advisors Trust, as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the AXA Premier VIP Trust and EQ Advisors Trust, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a Contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the Contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

TERMINATION OF THE CONTRACT

The Contract will remain in effect until the earlier of:

(1)  the date the Contract is surrendered in full,

(2)  the date annuity payments start,

(3) the Contract Anniversary on which, after deduction for any annual contract charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account with Market Value Adjustment remains in the Contract, or

(4)  the date the death benefit is payable under the Contract.

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5.   Description of the Guaranteed Interest Account with Market Value Adjustment


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GENERAL

The Guaranteed Interest Account with Market Value Adjustment is an allocation option available under the contract. The Guaranteed Interest Account with Market Value Adjustment may not be available in every state jurisdiction.

The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are borne exclusively by the Company. The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are legal obligations of the Company. Fund Values allocated to the Guaranteed Interest Account with Market Value Adjustment are held in the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. The Company has sole investment discretion over the investment of the assets of its General Account. Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, however, will have no claim against any particular assets of the Company.

The Guaranteed Interest Account with Market Value Adjustment provides for a Specified Interest Rate, which is a guaranteed interest rate that will be credited as long as any amount allocated to the Guaranteed Interest Account with Market Value Adjustment is not distributed for any reason prior to the Maturity Date of the particular Accumulation Period chosen by the Owner. Generally, a 3-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over three years, a 5-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over five years, and so on. Because the Maturity Date is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period, the Accumulation Period may be up to 31 days shorter than the 3, 5, 7 or 10 years, respectively.

Although the Specified Interest Rate will continue to be credited as long as Fund Value remains in an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that Accumulation Period, surrenders or transfers (including transfers to the Loan Account as a result of a request by the Owner for a Loan) will be subject to a Market Value Adjustment, as described below. Market Value Adjustments do not apply upon annuitization under Settlement Option 3 or 3A.

Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days before the end of the Accumulation Period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner. Market Value Adjustments also do not apply to Contracts issued in Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Pennsylvania, South Carolina, Texas and Washington. In addition, Contracts issued in these states must maintain a minimum Fund Value balance of $2,500 in the Guaranteed Interest Account with Market Value Adjustment when an allocation to this account is chosen.

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is a part of the Company's General Account which consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY America Variable Account A.

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MARKET VALUE ADJUSTMENT -- An amount added to or deducted from the amount surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment for contracts issued in certain states.
ACCUMULATION PERIOD -- Currently 3, 5, 7 and 10 years. The Accumulation Period starts on the Business Day that falls on, or next follows the date the Purchase Payment is transferred into the Guaranteed Interest Account with Market Value Adjustment and ends on the monthly Contract anniversary immediately prior to the last day of that Accumulation Period. (THE ACCUMULATION PERIOD IS LIMITED
TO ONE YEAR FOR CONTRACTS ISSUED IN MARYLAND, THE COMMONWEALTH OF
MASSACHUSETTS, NEW JERSEY, OKLAHOMA, OREGON, THE COMMONWEALTH OF PENNSYLVANIA, SOUTH CAROLINA, TEXAS AND WASHINGTON.)
CONTRACT YEAR -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.
CONTRACT ANNIVERSARY -- An anniversary of the Effective Date of the Contract.
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ALLOCATIONS TO THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

There are three sources from which allocations to the Guaranteed Interest Account with Market Value Adjustment may be made:

(1) an initial Purchase Payment made under a Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment;

(2) a subsequent or additional Purchase Payment made under a Con tract may be partially or wholly allocated to the Guaranteed Interest Account with Market Value Adjustment; and

(3) amounts transferred from Subaccounts available under the Con tract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment.

There is no minimum amount of any allocation of either Purchase Payments or transfers of Fund Value to the Guaranteed Interest Account with Market Value Adjustment. The one (1) year Accumulation Period (which is limited to certain states in which there is no Market Value Adjustment), requires the Guaranteed Interest Account to have a minimum Fund Value of $2,500 when an allocation to said account is chosen.

SPECIFIED INTEREST RATES AND THE ACCUMULATION PERIODS

SPECIFIED INTEREST RATES

The Specified Interest Rate, at any given time, is the rate of interest guaranteed by the Company to be credited to allocations made to the


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Accumulation Period for the Guaranteed Interest Account with Market Value Adjustment chosen by the Owner, so long as no portion of the allocation is distributed for any reason prior to the Maturity Date of the Accumulation Period. Different Specified Interest Rates may be established for the four different Accumulation Periods which are currently available (3, 5, 7 and 10 years). (The Accumulation Period is limited to one year for Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington.)

The Company declares Specified Interest Rates for each of the available Accumulation Periods from time to time. Normally, new Specified Interest Rates will be declared monthly; however, depending on interest rate fluctuations, declarations of new Specified Interest Rates may occur more or less frequently. The Company observes no specific method in the establishment of the Specified Interest Rates, but generally will attempt to declare Specified Interest Rates which are related to interest rates associated with fixed-income investments available at the time and having durations and cash flow attributes compatible with the Accumulation Periods then available for the Guaranteed Interest Account with Market Value Adjustment. In addition, the establishment of Specified Interest Rates may be influenced by other factors, including competitive considerations, administrative costs and general economic trends. The Company has no way of predicting what Specified Interest Rates may be declared in the future and there is no guarantee that the Specified Interest Rate for any of the Accumulation Periods will exceed the guaranteed minimum effective annual interest rate of 3.50%. OWNERS BEAR THE RISK THAT THE SPECIFIED INTEREST RATE WILL NOT EXCEED THE GUARANTEED MINIMUM RATE.

The period of time during which a particular Specified Interest Rate is in effect for new allocations to the then available Accumulation Periods is referred to as the Investment Period. All allocations made to an Accumulation Period during an Investment Period are credited with the Specified Interest Rate in effect. An Investment Period ends only when a new Specified Interest Rate relative to the Accumulation Period in question is declared. Subsequent declarations of new Specified Interest Rates have no effect on allocations made to Accumulation Periods during prior Investment Periods. All such prior allocations will be credited with the Specified Interest Rate in effect when the allocation was made for the duration of the Accumulation Period selected.

Information concerning the Specified Interest Rates in effect for the various Accumulation Periods can be obtained by contacting an agent of the Company who is also a registered representative of AXA Advisors, LLC or by calling the following toll free telephone number: (800) 487-6669.

The Specified Interest Rate is credited on a daily basis to allocations made to an Accumulation Period elected by the Owner, resulting in an annual effective yield which is guaranteed by the Company, unless amounts are surrendered, transferred or paid out on death of Annuitant from that Accumulation Period for any reason prior to the Maturity Date for that Accumulation Period. The Specified Interest Rate will be credited for the entire Accumulation Period. If amounts are surrendered or transferred from the Accumulation Period for any reason prior to the Maturity Date, a Market Value Adjustment will be applied to the amount surrendered or transferred.


CREDITING OF INTEREST


Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at the rate declared by the Company. The Company guarantees that the rate credited will not be less than 3.50% annually (0.0094%, compounded daily). You bear the risk that we will not declare interest in excess of that 3.50% rate. If you allocate Purchase Payments or transfer funds to the Guaranteed Interest Account, you will choose between Accumulation Periods of 3, 5, 7, or 10 years for Contracts issued in most states. The Accumulation Period is limited to one year for Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington. Before the beginning of each calendar month, the Company will declare interest rates for each period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY America Variable Account A completed within the period during which it is effective. Amounts you allocate to the Accumulation Period you select will receive this interest rate for the entire Accumulation Period. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will notify you of the new rates we are then declaring. When the period expires you can (1) elect a new Accumulation Period of 3, 5, 7, or 10 years (except in certain states where the Accumulation Period is limited to a one year period) or (2) you may elect to transfer the amounts allocated to the expiring Accumulation Period to MONY America Variable Account A. If you make no election, the entire amount allocated to the expiring Accumulation Period will automatically be held for an Accumulation Period of the same length. If that period will extend beyond the annuity starting date or if that period is no longer offered, the money will be transferred into the Money Market subaccount.


ACCUMULATION PERIODS

For each Accumulation Period, the Specified Interest Rate in effect at the time of the allocation to that Accumulation Period is guaranteed. An Accumulation Period always ends on a Maturity Date, which is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period. Therefore, the Specified Interest Rate may be credited for up to 31 days less than the full 3, 5, 7 or 10 years. (The Accumulation Period is limited to one year for Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington.)

For example, if the Effective Date of a Contract is August 10, 2000 and an allocation is made to a 10 year Accumulation Period on August 15, 2000 and the funds for a new Purchase Payment are received on that day, the Accumulation Period will begin on August 15, 2000 and end on August 10, 2010, during which period the Specified Interest Rate will be credited.

All Accumulation Periods for the 3, 5, 7, and 10 year Accumulation Periods, respectively, will be determined in a manner consistent with the foregoing example.


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END OF ACCUMULATION PERIODS

At least fifteen days and at most forty-five days prior to the end of an Accumulation Period, the Company will send notice to the Owner of the impending Maturity Date. The notice will include the projected Fund Value held in the Accumulation Period on the Maturity Date and will specify the various options Owners may exercise with respect to the Accumulation Period:

(1) During the thirty-day period before the Maturity Date, the Owner may wholly or partially surrender the Fund Value held in that Accumulation Period without a Market Value Adjustment; however, Surrender Charges under the Contract, if applicable, will be assessed.

(2) During the thirty-day period before the Maturity Date, the Owner may wholly or partially transfer the Fund Value held in that Accumulation Period, without a Market Value Adjustment, to any Subaccount then available under the Contract or may elect that the Fund Value held in that Accumulation Period be held for an additional Accumulation Period of the same number of years or for another Accumulation Period of a different number of years which may at the time be available. A confirmation of any such transfer or election will be sent immediately after the transfer or election is processed.

(3) If the Owner does not make an election within thirty days follow ing the Maturity Date, the entire Fund Value held in the maturing Accumulation Period will be transferred to an Accumulation Period of the same number of years as the Accumulation Period which matured. The start of the new Accumulation Period is the ending date of the previous Accumulation Period. However, if that period would extend beyond the Annuity Starting Date of the Contract or if that period is not then made available by the Company, the Fund Value held in the maturing Accumulation Period will be automatically transferred to the Money Market Subaccount at the end of the Maturity Period. A confirmation will be sent immediately after the automatic transfer is executed.

During the thirty day period following the Maturity Date, and prior to any of the transactions set forth in (1), (2), or (3) above, the Specified Value held in the maturing Accumulation Period will continue to be credited with the Specified Interest Rate in effect before the Maturity Date.


SURRENDERS, TRANSFERS OR LOANS

When you as Owner request that Contract Fund Value from the Guaranteed Interest Account with Market Value Adjustment be transferred to MONY America Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you should tell the Company the source by interest rate Accumulation Period of amounts you request be transferred, surrendered, loaned, or used to pay charges. We will not process the surrender unless you tell us the source by interest rate Accumulation Period to use. If you do not specify an Accumulation Period, your transaction will be processed using the Accumulation Periods in the order in which money was most recently allocated.

THE MARKET VALUE ADJUSTMENT

GENERAL INFORMATION REGARDING THE MVA

A surrender or transfer (including a transfer to the Loan Account as a result of a request by the Owner for a Loan) from the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that particular Accumulation Period, will be subject to a Market Value Adjustment. A Market Value Adjustment will not apply upon annuitization under Settlement Option 3 or 3A, or upon payment of a death benefit. The Market Value Adjustment is determined by the multiplication of an MVA Factor by the Specified Value, or the portion of the Specified Value being surrendered or transferred (including transfers for the purpose of obtaining a Loan). The Specified Value is the amount of the allocation of Purchase Payments and transfers of Fund Value to an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, plus interest accrued at the Specified Interest Rate minus prior distributions. The Market Value Adjustment may either increase or decrease the amount of the distribution. It will not apply to requests for transfer or full or partial surrenders received at our administrative office within 30 days before the end of the applicable Accumulation Period.

The Market Value Adjustment is intended to approximate, without duplicating, the experience of the Company when it liquidates assets in order to satisfy contractual obligations. Such obligations arise when Owners request surrenders or transfers (including transfers for the purpose of obtaining a Loan). When liquidating assets, the Company may realize either a gain or a loss.

A market value adjustment can increase or decrease the amounts surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment depending on current interest rate fluctuations.

If prevailing interest rates are higher at the time of a surrender or transfer (including transfers for the purpose of obtaining a Loan) than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a loss when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).

Generally, if prevailing interest rates are lower than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a gain when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the MVA under such circumstances will generally increase the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan) .

The Company measures the relationship between prevailing interest rates and the Specified Interest Rates it declares through the MVA Factor. The MVA Factor is described more fully below.

THE MVA FACTOR

The formula for determining the MVA Factor is:

                          [[(1+a)/(1+b)]((n-t)/12)] - 1

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Where:

     a = the Specified Interest Rate for the Accumulation Period from which the surrender, transfer or loan is to be taken;

     b = the Specified Interest Rate declared at the time a surrender or transfer is requested for an Accumulation Period equal to the time remaining in the Accumulation Period from which the surrender or transfer (including transfer to the Loan Account as a result of a request by the Owner for a Loan) is requested, plus 0.25%;

     n = the Accumulation Period from which the surrender or trans fer occurs in months; and

     t = the number of elapsed months (or portion thereof) in the Accumulation Period from which the surrender or transfer occurs.

If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Accumulation Periods are not available, we will use the rate for the next available Accumulation Period.

If the Company is no longer declaring rates on new payments, we will use Treasury yields adjusted for investment risk as the basis for the Market Value Adjustment.

The MVA Factor shown above also accounts for some of the administrative and processing expenses incurred when fixed-interest investments are liquidated. This is represented in the addition of 0.25% in the MVA Factor.

The MVA Factor will be multiplied by that portion of the Specified Value being surrendered, transferred, or distributed for any other reason. If the result is greater than zero, a gain will be realized by the Owner; if less than zero, a loss will be realized. If the MVA Factor is exactly zero, no gain or loss will be realized by the Owner.


INVESTMENTS

Amounts allocated to the Guaranteed Interest Account with Market Value Adjustment are transferred to the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. This is unlike amounts allocated to the Subaccounts of MONY America Variable Account A, which are not subject to the liabilities arising from the business the Company conducts.

The Company has sole investment discretion over the investment of the assets of the General Account. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Home Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; commercial and agricultural mortgage loans; other debt instruments; commercial paper; cash or cash equivalents.

Variable annuity Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment will not have a direct or indirect interest in these investments, nor will they have a claim against any particular assets of the Company. The overall investment performance of the General Account will not increase or decrease their claim against the Company.

There is no specific formula for establishing Specified Interest Rates. The Specified Interest Rates declared by the Company for the various Accumulation Periods will not necessarily correspond to the performance of any group of assets of the General Account. We will consider certain factors in determining these rates, such as regulatory and tax environment, sales commissions, administrative expenses borne by us, and competitive factors. The Company's management will make the final determination of these rates. However, the Specified Interest Rate will never be less than 3.50%.


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6. Surrenders


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The Owner may elect to make a surrender of all or part of the Contract's Fund Value provided it is:

o    on or before the annuity payments start, and

o    during the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operations Center.

The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less:

(1)  any applicable surrender charge, and

(2)  any applicable Market Value Adjustment.

The surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any surrender charge or any applicable Market Value Adjustment will be in addition to the amount requested by the Owner. A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any surrender charge and any market value adjustment, if applicable) reduced Fund Value.

A surrender will result in the cancellation of units of the particular subaccounts and the withdrawal of amounts credited to the Guaranteed Interest Account with Market Value Adjustment Accumulation Periods as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any surrender charge and any applicable Market Value Adjustment. For a partial surrender, the Company will cancel units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account with Market Value Adjustment Accumulation Period under the allocation specified by the Owner. The unit value will be calculated as of the end of the Business Day the surrender request is received. The Owner can specify partial surrender allocations by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). The minimum percentage of allocation for a partial surrender is 10% of any subaccount or Guaranteed Interest Account with Market Value Adjustment designated by the Owner. The request will not be accepted if:

o there is insufficient Fund Value in the Guaranteed Interest Account with Market Value Adjustment or a subaccount to provide for the requested allocation against it, or

o    the request is incomplete or incorrect.

Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. Contracts issued in Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas and Washington must maintain a minimum Fund Value in the Guaranteed Interest Account with Market Value Adjustment of $2,500.

The amount of any surrender, death benefit, or transfer payable from MONY America Variable Account A amount will be paid in accordance with the requirements of the 1940 Act. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which:

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

Any surrender involving payment from amounts credited to the Guaranteed Interest Account with Market Value Adjustment may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender is received by the company. Surrenders involving payment from the Guaranteed Interest Account with Market Value Adjustment may in certain circumstances and in certain states also be subject to a Market Value Adjustment, in addition to a surrender charge. The Owner may elect to have the amount of a surrender settled under one of the settlement options of the Contract. (See "Annuity provisions".)

Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a cash surrender should be carefully considered. (See "Federal tax status".)

Please note: If mandated under applicable law, we may be required to reject a Purchase Payment. In addition, we may also be required to block an Owner's account and thereby refuse to honor any request for transfers, partial surrenders, loans or death benefits until instructions are secured from the appropriate regulator. We may also be required to provide additional information about your account to government regulators.




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7. Loans


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Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision (except in the case of Contracts issued in Vermont) under which a loan can be taken using the Contract as collateral for the loan. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

o    The term of the loan must be 5 years or less.

o    Repayments are required at least quarterly and must be substantially level.

o The loan amount is limited to certain dollar amounts as specified by the IRS.

The Owner (Plan Trustee) must certify that these conditions are satisfied.

In any event, the maximum outstanding loan on a Contract is 50% of the Fund Value in the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment. Loans are not permitted before the end of the right to return contract period. In requesting a loan, the Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account with Market Value Adjustment are not taken until Fund Value in the subaccounts is exhausted. If in order to provide the Owner with the amount of the loan requested, and Fund Values must be taken from the Guaranteed Interest Account with Market Value Adjustment, then the Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Owner fails to specify subaccounts and Accumulation Periods, the request for a loan will be returned to the Owner.

Values are transferred to a loan account that earns interest at an annual rate of 3.50%. The annual loan interest rate charged on outstanding loans will be 6% in arrears. Any interest not paid when due will be added to the loan and bear interest at the 6% annual rate.

Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment using the most recent payment allocation on record. Otherwise, we will treat the payment as a Net Purchase Payment.

--------------------------------------------------------------------------------
LOAN -- Available under a Contract issued under Section 401(k) of the Code; subject to availability. To be considered a Loan: (1) the term must be no more than five years, (2) repayments must be at least quarterly and substantially level, and (3) the amount is limited to dollar amounts specified by the Code, not to exceed 50% of the Fund Value.
LOAN ACCOUNT -- A part of the General Account where Fund Value is held as collateral for a loan. An Owner may transfer Fund Value in the Subaccounts, and/or Guaranteed Interest Account with Market Value Adjustment to the Loan Account.
--------------------------------------------------------------------------------

27  Loans

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8. Death benefit


--------------------------------------------------------------------------------

DEATH BENEFIT PROVIDED BY THE CONTRACT

The Company will pay a death benefit to the Beneficiary if

     (1)  the Annuitant dies, and

     (2)  the death occurs before the annuity payments start.

If there are funds allocated to the Guaranteed Interest Account with Market Value Adjustment at the time of death, any applicable market value adjustment will be waived. If the death of the Annuitant occurs on or after the annuity payments start, no death benefit will be payable except as may be provided under the settlement option elected.

The death benefit depends upon the benefit option package in effect on the date the Annuitant dies. You may not change benefit option packages once you select an option. For the chart relating to the death benefit under Contracts issued in the State of Washington, see Appendix A.


------------------------------------------------------------------------------------------------------------------------------------
 OPTION 1                                      OPTION 2                                    OPTION 3***
------------------------------------------------------------------------------------------------------------------------------------
 THE GREATER OF:                               THE GREATEST OF:                            THE GREATEST OF:
------------------------------------------------------------------------------------------------------------------------------------
(1) The Fund Value less any outstanding        (1) The Fund Value less any outstanding     (1) The Fund Value less any outstanding
    debt on the date due proof of the              debt on the date due proof of the           debt on the date due proof of the
    Annuitant's death is received by the           Annuitant's death is received by the        Annuitant's death is received by the
    Company*                                       Company*                                    Company*

                   or                                            or                                          or
(2) The Purchase Payments paid, reduced        (2) The Purchase Payments paid, reduced     (2) The Purchase Payments paid, reduced
    proportionately by each partial                proportionately by each partial             proportionately by each partial
    surrender (reflecting any Market               surrender (reflecting any Market            surrender (reflecting any Market
    Value Adjustment and any surrender             Value and less any Adjustment and           Value Adjustment and any surrender
    charge outstanding debt **                     any surrender charge) and less              charge) and less any outstanding
                                                   any outstanding debt **                     debt **

                                                                 or                                          or
                                               (3) Step Up Value (see description          (3) Step Up Value (see description below)
                                                   below).

                                                                                                            or
                                                                                           (4) Roll Up Value (see description
                                                                                               below).
------------------------------------------------------------------------------------------------------------------------------------
                                              PLUS:                                         PLUS:
------------------------------------------------------------------------------------------------------------------------------------
                                              Earnings Increase Death Benefit (see "Earn-   Earnings Increase Death Benefit (see
                                              ings Increase Death Benefit" section)         "Earnings Increase Death Benefit"
                                                                                            section)
------------------------------------------------------------------------------------------------------------------------------------


* Due proof of the Annuitant's death is deemed to be received by the Company as of the date it receives satisfactory proof of the Annuitant's death, any required instructions for the method of payment, forms necessary to effect payment and any other information it may require.

** In the calculation of the death benefit for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any market value adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. For certain Contracts purchased prior to July 22, 2003, the death benefit is the greater of: (1) The Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) The Purchase Payments paid, less any partial surrenders and their surrender charges minus any outstanding debt, and plus or minus any market value adjustment.

***  As of November 29, 2004, Option 3 was no longer available for new business.



                                                                Death benefit 28

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In general, on the death of an Owner who is not the Annuitant, amounts must be distributed from the Contract. (See "Provisions required by Section 72(s) of the Code" later in this prospectus.) We will impose applicable surrender charges. (See "Charges and deductions" later in this prospectus.)

STEP UP VALUE

On the first Contract Anniversary, the Step Up Value is equal to the Fund Value of the Contract. Thereafter, on each subsequent Contract Anniversary prior to the Annuitant's 81st birthday, the Step Up Value will be recalculated to equal the greater of:

(1)  the Fund Value on that Contract Anniversary; or

(2)  the Step Up Value most recently calculated

     o reduced proportionately* by any partial surrenders (includ ing surrender charges and any applicable market value adjustments assessed) since the last recalculation anniversary,

     o plus any Purchase Payments made since the last recalcula tion anniversary.

On each Contract Anniversary on or after the annuitant's 81st birthday, the Step Up Value shall be equal to the step up value on the Contract Anniversary preceding the annuitant's 81st birthday reduced proportionately by the same percentage that any partial surrenders (including surrender charges and any applicable market value adjustments assessed) reduced your Fund Value since that Contract Anniversary plus any Purchase Payments made since that Contract Anniversary.

The Step Up Value payable on death will be the Step Up Value on the Contract Anniversary immediately preceding the death of the Annuitant (or Secondary Annuitant, if any):

o reduced proportionately by any partial surrenders including surrender charges and any applicable market value adjustments assessed since that anniversary;

o    plus any Purchase Payments made since that Contract Anniversary; and

o    less any outstanding debt.

In no event will the Step Up Value payable on death exceed 200% of:

o the total Purchase Payments made reduced proportionately for each partial surrender (including surrender charges and any applicable market value adjustments assessed) and

o    less any outstanding debt.

ROLL UP VALUE

The Roll Up Value will be calculated as follows. On each Contract Anniversary prior to the Annuitant's 81st birthday, the Roll Up Value is the total of:

o Purchase Payments accumulated at an annual interest rate of 5% from the date of the Purchase Payment to the date due proof of the Annuitant's death is received by the Company but not beyond the most recent contract anniversary prior to the Annuitant's 81st birthday;

o plus any Purchase Payments made after the most recent Contract Anniversary prior to the Annuitant's 81st birthday but before the date due proof of death is received by the Company;

o less partial surrenders (including surrender charges and any applicable Market Value Adjustments) accumulated at an annual interest rate of 5% from the date of the partial surrender to the date due proof of the Annuitant's death is received by the Company but not beyond the most recent Contract Anniversary prior to the Annuitant's 81st birthday; and

o less any partial surrenders made after the most recent Contract Anniversary prior to the Annuitant's 81st birthday but before the date due proof of the Annuitant's death is received by the Company.

On each Contract Anniversary on or after the Annuitant's 81st birthday, the Roll Up Value shall be equal to the Roll Up Value on the Contract Anniversary preceding the Annuitant's 81st birthday

o less any partial surrenders (including surrender charges and Market Value Adjustments assessed) since that Contract Anniversary;

o    plus any Purchase Payments made since that Contract Anniversary.

The Roll Up Value payable on death will be the Roll Up Value on the Contract Anniversary immediately preceding the death of the Annuitant (or Secondary Annuitant, if any)

o less any partial surrenders (including surrender charges and any applicable market value adjustments assessed) since that Contract Anniversary;

o    plus any Purchase Payments made since that Contract Anniversary, and

o    less any outstanding debt.

In no event will the roll up value payable on death exceed 200% of:

o the total Purchase Payments made reduced proportionately by the same percentage that any partial surrenders (including surrender charges and any applicable Market Value Adjustments assessed) reduced your Fund Value and;

o    less any outstanding debt.


EARNINGS INCREASE DEATH BENEFIT

If Option 2 or Option 3 was selected, an additional death benefit, called the Earnings Increase Amount may be added to the applicable death benefit otherwise payable under the Contract. The amount of the Earnings Increase Amount depends upon the age of the Annuitant on the Contract's Effective Date.

If the Annuitant was age 69 or younger on the Contract's Effective Date, the Earnings Increase Amount is equal to 40% of the lesser of:

----------------------

* In the calculations of Step Up Value, for each partial surrender, the proportion ate reduction percentage is equal to the amount of that partial surrender divided by the Fund Value immediately before the partial surrender.


29  Death benefit

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(1)  Net Purchase Payments; or

(2)  Fund Value minus Purchase Payments.

If the Annuitant was age 70 or older on the Contract's Effective Date, the Earnings Increase Amount is equal to 25% of the lesser of:

(1)  Net Purchase Payments; or

(2)  Fund Value minus Purchase Payments.

The payments and values described in (1) and (2) above:

(a) do not include Purchase Payments made during the 12-month period immediately prior to the date due proof of death is received by the Company; and

(b) reflect any partial surrenders made including any applicable Market Value Adjustment and any surrender charge, and are reduced by any outstanding debt.

The Earnings Increase Amount is calculated as of the date due proof of death of the Annuitant (or Secondary Annuitant) prior to the annuity starting date is received by the Company.

There are important things you should consider before you select the earnings increase death benefit. These include:

o The earnings increase death benefit does not guarantee that any amount will be added to your death benefit when payable. You bear the investment risk of investing in the subaccounts. Market declines may cause your Fund Value to be less than your Net Purchase Payments. In that event, we will not pay any amount under the Earnings Increase Death Benefit.

o Once you select the Earnings Increase Death Benefit, you cannot cancel it. This means that regardless of any changes in your circumstances, or even if the investment performance of the portfolios is such that the resulting basic death benefit would be sufficient to meet your needs, we will continue to assess the Earnings Increase Death Benefit charges.

o Please take advantage of the guidance of a qualified financial adviser in evaluating the Earnings Increase Death Benefit option, as well as the other aspects of the Contract.

ELECTION AND EFFECTIVE DATE OF ELECTION

The Owner may elect to have the death benefit of the Contract applied under one of four settlement options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

(1)  during the lifetime of the Annuitant, and

(2)  before the annuity payments start.

If no election of a settlement option for the death benefit is in effect on the date when proceeds become payable, the Beneficiary may elect:

(1)  to receive the death benefit in the form of a lump sum payment; or

(2)  to have the death benefit applied under one of the settlement options.

(See "Settlement options".) If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a lump sum payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the death benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.


PAYMENT OF DEATH BENEFIT PROCEEDS

If the death benefit proceeds are to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date due proof of death of the Annuitant is received.

The Company may be permitted to postpone such payment from amounts payable from MONY America Variable Account A under the 1940 Act. If the death benefit is to be paid in one sum to the successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Unless another election is made, the death benefit proceeds will be transferred to an interest bearing checking account. The Beneficiary may make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.


                                                              Death benefit   30

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9. Charges and deductions


--------------------------------------------------------------------------------
The following table summarizes the charges and deductions under the Contract:

------------------------------------------------------------------------------------------------------------------------------------
                                                  DEDUCTIONS FROM PURCHASE PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
Tax charge                                                   Range for State and local premium tax -- 0% to 3.50%(1).
                                                             Federal -- Currently 0%
                                                             (Company reserves the right to charge in the future.)
------------------------------------------------------------------------------------------------------------------------------------
                                        DAILY DEDUCTIONS FROM MONY AMERICA VARIABLE ACCOUNT A
------------------------------------------------------------------------------------------------------------------------------------
Mortality & expense risk charge                              Option 1
  Annual Rate deducted daily from average daily net assets   Maximum daily rate -- 0.003836%
Option 1 -- Current annual rate is 1.20%.                    Maximum annual rate -- 1.40%
                                                           -------------------------------------------------------------------------
                                                             Option 2
                                                             Maximum daily rate -- 0.005342%
Option 2 -- Current annual rate is 1.70%.                    Maximum annual rate -- 1.95%
                                                           -------------------------------------------------------------------------
                                                             Option 3(2)
                                                             Maximum daily rate -- 0.007671%
Option 3 -- Current annual rate is 2.35%.                    Maximum annual rate -- 2.80%
------------------------------------------------------------------------------------------------------------------------------------
                                                    DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------------------
Annual contract charge                                       Maximum annual contract charge
Option 1 -- Current charge is $30.                           Option 1 -- The annual contract charge may be increased to a maxi-
                                                             mum of $50 on 30 days written notice.
Option 2 -- Current charge is $0.                            Option 2 -- The annual contract charge may be increased to a maxi-
                                                             mum of $50 on 30 days written notice.
Option 3(2) -- Current charge is $0.                         Option 3(2) -- The annual contract charge may be increased to a maximum of $50 on 30 days written notice.
------------------------------------------------------------------------------------------------------------------------------------
Transaction and other charges                                Maximum Transaction and Other Charges
Transfer charge
Option 1 -- Current charge is $0.                            Option 1 -- The Company has reserved the right to impose a charge for each transfer which will not exceed $25.
Option 2 -- Current charge is $0.                            Option 2 -- The Company has reserved the right to impose a charge for each transfer which will not exceed $25.
Option 3(2) -- Current charge is $0.                         Option 3(2) -- The Company has reserved the right to impose a charge for each transfer which will not exceed $25.
------------------------------------------------------------------------------------------------------------------------------------
Surrender charge
  Grades from 7% to 0% of Fund Value surrendered based on a  See grading schedule and "Charges and deductions -- Charges
  schedule                                                   against fund value" for details of how it is computed.
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread                                         2.50%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Company currently assumes responsibility; current charge to Owner 0%.

(2)  As of November 29, 2004, Option 3 was no longer available for new business.

The following provides additional details of the charges and deductions under the Contract.

Please note that the amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.


31 Charges and deductions

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DEDUCTIONS FROM PURCHASE PAYMENTS

Deductions may be made from Purchase Payments for a charge for state and local premium or similar taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future Purchase Payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give notice to each affected Owner.


CHARGES AGAINST FUND VALUE

DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT A

MORTALITY AND EXPENSE RISK CHARGE. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY America Variable Account A. The charge varies based on the benefit option package selected.

Option 1 -- For Option 1, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.20% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003288% (guaranteed not to exceed 0.003836%) multiplied by the number of days since the last Business Day.

Option 2 -- For Option 2, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.70% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.004658% (guaranteed not to exceed 0.005342%) multiplied by the number of days since the last Business Day.

Option 3 -- For Option 3, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 2.35% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.80% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.006438% (guaranteed not to exceed 0.007671%) multiplied by the number of days since the last Business Day.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. In addition, the Company also assumes risk in connection with the Step-Up Value, Roll-Up Value and Earnings Increase Death Benefit. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the expense charges provided in the Contracts.

Mortality and expense risk charges which may be assessed under Contracts will not be assessed against any allocation to the Guaranteed Interest Account with Market Value Adjustment. Such charges apply only to the Fund Value allocated to the Subaccounts.

If the amount of the mortality and expense risk charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.


DEDUCTIONS FROM FUND VALUE

ANNUAL CONTRACT CHARGE. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

The Company intends to administer the Contract itself through an arrangement whereby it may buy some administrative services from AXA Equitable and such other sources as may be available.

The current amount of the annual contract charge depends upon the benefit option package selected.

--------------------------------------------------------------------------------
                       ANNUAL CONTRACT CHARGE
--------------------------------------------------------------------------------
   OPTION 1                OPTION 2                 OPTION 3
--------------------------------------------------------------------------------
Current charge is      Current Charge is       Current Charge is
$30.                   $ 0.                    $ 0.
--------------------------------------------------------------------------------
The annual con-        The annual con-         The annual con-
tract charge may       tract charge may        tract charge may
be increased to a      be increased to a       be increased to a
maximum of $50.        maximum of $50.         maximum of $50.
--------------------------------------------------------------------------------

The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the Contract Anniversary, starting on the first Contract Anniversary.

If applicable, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the


                                                      Charges and deductions  32

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Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the Annual Contract Charge.

TRANSFER CHARGE. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account with Market Value Adjustment and one or more of the subaccounts (including transfers made by telephone, facsimile or via the web, if permitted by the Company). Although we currently do not charge for transfers, the Company reserves the right to impose a transfer charge for each transfer instructed by the Owner. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25. The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account with Market Value Adjustment from which the first transfer is made.

SURRENDER CHARGE. A contingent deferred sales charge (called a "Surrender Charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the Contract.

The surrender charge will never exceed 7% of the total Fund Value. The surrender charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from MONY America Variable Account A to cover mortality and expense risks borne by the Company. (See "Mortality and expense risk charge").

We impose a surrender charge when a full or partial surrender is made during the first eight Contract Years, except as provided below.

A surrender charge will not be imposed:

(1)  Against Fund Value surrendered after the eighth Contract Year.

(2) To the extent necessary to permit the Owner to obtain an amount equal to the free partial surrender amount (See "Free partial surrender amount").

(3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement options"). The elimination of a surrender charge in this situation does not apply to Contracts issued in the State of Texas.

(4) Subject to approval within a state, if the Owner is confined in a Nursing Home and the following conditions are met:

     (a) At the time a request for a full or partial surrender is made, the Company receives proof the Owner is currently confined to a Nursing Home and has spent a period of 90 consecutive days in the Nursing Home;

     (b)  the confinement must have been prescribed by a physician;

     (c) the 90-day period must have started after the Contract's first anniversary; and

     (d)  the Annuitant is between ages 0-75 at the time the Contract is issued.

--------------------------------------------------------------------------------
NURSING HOME* -- A facility which
(a) is licensed by or legally operated in a state as a skilled or intermediate care facility;
(b) provides 24 hour per day nursing care under the supervision of a reg istered nurse to persons who do not require hospitalization but who do require care above the level of room and board with assistance;
(c)  is under the supervision of a physician; and
(d) maintains a daily clinical record of each patient in conformance with a plan of care.

A nursing home does not include a hospital or a facility licensed only to offer supervised or assisted room and board, rest care, care of the aged or treatment of alcoholism, drug addictions or mental or nervous disorders.

*The definition of Nursing Home may vary by state.
--------------------------------------------------------------------------------

In no event will the aggregate surrender charge exceed 7% of the Fund Value. Further, in no event will the surrender charges imposed, when added to any surrender charges previously paid on the Contract, exceed 9% of aggregate Purchase Payments made to date for the Contract.

The Owner may specify whether he/she wants the surrender charge to be deducted from the amount requested for surrender or the Fund Value remaining. If not specified or if the Fund Value remaining is not sufficient, then the surrender charge will be deducted from the amount requested for surrender. If it is specified that the surrender charge will come from the remaining Fund Value and it is sufficient, then the Company will determine the appropriate amount to be surrendered in order to pay the surrender charge. Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

If any surrender from the Guaranteed Interest Account with Market Value Adjustment occurs prior to the Maturity Date for any particular Accumulation Period elected by the Owner, the amount surrendered will be subject to a Market Value Adjustment in addition to Surrender Charges.

No surrender charge will be deducted from death benefits except as described in "Death benefit".

If an existing The MONYMaster variable annuity contract issued by MONY Life Insurance Company of America is exchanged for this Contract, a separate effective date will be assigned to the Contract by endorsement for purposes of determining the amount of any Surrender Charge. The surrender charge effective date of this Contract with the endorsement will be the effective date of the existing The MONYMaster variable annuity contract. Your agent can provide further details. We reserve the right to disallow exchanges at any time.

AMOUNT OF SURRENDER CHARGE. The amount of the surrender charge is equal to a varying percentage of Fund Value during the first 8 Contract


33  Charges and deductions

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Years. The surrender charge is determined by multiplying the surrender charge percentage for the Contract Year by the amount of Fund Value requested as follows:

--------------------------------------------------------------------------------
                   SURRENDER CHARGE PERCENTAGE TABLE
--------------------------------------------------------------------------------
   # OF CONTRACT ANNIVERSARIES      SURRENDER CHARGE (AS A % OF
      SINCE EFFECTIVE DATE          FUND VALUE SURRENDERED)
--------------------------------------------------------------------------------
               0                                7%
--------------------------------------------------------------------------------
               1                                7
--------------------------------------------------------------------------------
               2                                6
--------------------------------------------------------------------------------
               3                                6
--------------------------------------------------------------------------------
               4                                5
--------------------------------------------------------------------------------
               5                                4
--------------------------------------------------------------------------------
               6                                3
--------------------------------------------------------------------------------
               7                                2
--------------------------------------------------------------------------------
          8 (or more)                           0
--------------------------------------------------------------------------------

The amount of the surrender charge is in addition to any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.)

FREE PARTIAL SURRENDER AMOUNT. The surrender charge may be reduced by using the free partial surrender amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

(1) For Qualified Contracts, (other than contracts issued for IRA and SEP-IRA), an amount each Contract Year up to the greater of:

     (a)  $10,000 (but not more than the Contract's Fund Value), or

     (b) 10% of the Contract's Fund Value at the beginning of the Contract Year (except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested).

(2) For Non-Qualified Contracts (and contracts issued for IRA and SEP-IRA), an amount up to 10% of the Contract's Fund Value at the beginning of the Contract Year (except if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested) may be received in each Contract Year without a surrender charge.

Free partial surrenders may only be made to the extent Cash Value in the subaccounts and/or Guaranteed Interest Account is available. For example, the Fund Value in the MONY America Variable Account A could decrease (due to unfavorable investment experience) after part of the 10% was withdrawn. In that case it is possible that there may not be enough Cash Value to provide the remaining part of the 10% free partial surrender amount.

Contract Fund Value here means the Fund Value in the subaccounts (and the Guaranteed Interest Account with Market Value Adjustment not the loan account). This reduction of surrender charge does not affect any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.)

TAXES

Currently, no charge will be made against MONY America Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY America Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY America Variable Account A may also be made. (See "Federal tax status".)

INVESTMENT ADVISORY AND OTHER FEES

Each portfolio in which MONY America Variable Account A invests incurs certain fees and charges. To pay for these fees and charges, the portfolio makes deductions from its assets. Certain portfolios available under the Contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. The portfolio expenses are described more fully in each Fund prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and cost of Contract benefits through the fees and charges imposed under the Contracts. (See "Distribution of the Contracts" for more information.)


                                                      Charges and deductions  34

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10. Annuity provisions


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ANNUITY PAYMENTS

Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be:

(1)  no earlier than the 10th Contract Anniversary, and

(2)  no later than the Contract Anniversary after the Annuitant's 95th birthday.

The minimum number of years from the Effective Date to the start of annuity payments is 10. While the Annuitant is living, the date when annuity payments start may be:

(1)  Advanced to a date that is not earlier than the 10th Contract Anni versary.

(2)  Deferred from time to time by the Owner by written notice to the Company.

The date when annuity payments start will be advanced or deferred if:

(1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

(2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

The change will be effective as of the date we receive your written request at our Operations Center. You do not need to return the Contract for us to make the change unless we ask for it.

A particular retirement plan may contain other restrictions. For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

When annuity payments start, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value, less any tax charge which may be imposed, will be applied to provide an annuity or any other option previously chosen by the owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value (less any state taxes imposed upon annuitization) will be applied to provide an annuity.

A supplementary contract will be issued. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the settlement option elected.


GUARANTEED MINIMUM ANNUITY PAYMENTS*

Under Option 3, guaranteed minimum annuity payments are available. If certain conditions are met, a guaranteed minimum value called the "Guaranteed Annuitization Value" may be used to provide annuity payments that are greater than the annuity payments that would be provided by the Fund Value described in the Contract.

The Guaranteed Annuitization Value is:

o    the sum of all Net Purchase Payments made, plus

o interest accumulated at an annual rate of 5% (interest is credited from the date we receive the Purchase Payment to the Contract Anniversary prior to the Annuitant's 81st birthday),

o reduced proportionately for each partial surrender including any surrender charges and Market Value Adjustments, if applicable.

The Guaranteed Annuitization Value provides annuity payments based on the 1983 Table "a", Projection Scale "G" with 3% interest.

In no event can the Guaranteed Annuitization Value exceed 200% of:

o the Net Purchase Payments made reduced proportionately for each partial surrender, including any surrender charges and any Market Value Adjustments, if applicable, and

o    less any outstanding debt.

To apply the Guaranteed Annuitization Value to provide annuity payments, the following conditions must be met:

(1)  The Contract must have been in force for at least 7 years.

(2)  The Annuitant must have attained age 60.

(3) The annuitization must be elected within 30 days after a Contract anniversary.

(4)  Settlement Option 3 or 3A must be elected. (See "Settlement Options").

(5) The entire amount of Guaranteed Annuitization Value must be used to provide annuity payments.

Once annuity payments provided by the Guaranteed Annuitization Value begin, no withdrawals may be made.

The availability of guaranteed minimum annuity payments under Option 3 or 3A, does not limit the Owner's right to start annuity payments using the Contract's Cash Value or the Contract's Fund Value, as applicable, at any other time as permitted under the Contract.


ELECTION AND CHANGE OF SETTLEMENT OPTION

Instead of being paid in a single sum, you may elect to receive any death or surrender proceeds from the Contract in the form of a settlement option. During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect

o    one or more of the settlement options described below, or

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* Guaranteed minimum annuity payments are not available under Contracts issued in the state of Washington.

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o    another settlement option as may be agreed to by the Company.

The Owner may also change any election while the Annuitant is living if written notice of the change is received by the Company at its Operations Center prior to the start of annuity payments. Depending upon when you purchased your Contract, if no election is in effect on the Annuity Starting Date, either Settlement Option 3 with a 10-year certain or a lump sum payment will be deemed to have been elected. For contracts issued in the State of Texas, if no election is in effect when annuity payments start, Settlement Option 3 with a period certain of 10 years will be considered to have been elected.

Settlement options may also be elected by the Owner or the Beneficiary as provided in the Death benefit and Surrender sections of this prospectus. (See "Death benefit" and "Surrenders".)

Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.


SETTLEMENT OPTIONS

Proceeds settled under the settlement options listed below or otherwise currently available will not participate in the investment experience of MONY America Variable Account A. Unless you elect Settlement Option 1, you cannot change settlement options once settlement payments begin.

SETTLEMENT OPTION 1 -- INTEREST INCOME: The Company holds the proceeds and credits interest earned on the proceeds at a rate (not less than 2.75% per year) set by the Company each year. This Option will continue until the earlier of the date the payee dies or the date you elect another settlement option. Under certain contracts, this option is not available if the Annuitant is the payee.

SETTLEMENT OPTION 2 -- INCOME FOR SPECIFIED PERIOD: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

SETTLEMENT OPTION 3 -- SINGLE LIFE INCOME: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

SETTLEMENT OPTION 3A -- JOINT LIFE INCOME: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income, depending on the election made at the time of settlement. If the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

SETTLEMENT OPTION 4 -- INCOME OF SPECIFIED AMOUNT: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75% per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

The annuity payment rates may vary according to the settlement option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.50% interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.


FREQUENCY OF ANNUITY PAYMENTS

At the time the settlement option is chosen, the payee may request that it be paid:

o    Quarterly;

o    Semiannually; or

o    Annually

If the payee does not request a particular installment payment schedule, the payments will be made in monthly installments. However, if the net amount available to apply under any settlement option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.


ADDITIONAL PROVISIONS

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the settlement option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

The Contract may be required to be returned upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company requires proof satisfactory to it that such condition has been met.


                                                          Annuity provisions  36

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The Contracts described in this prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.


GUARANTEED INTEREST ACCOUNT AT ANNUITIZATION

On the Annuity Starting Date, the Contract's Cash Value, including the Cash Value of all Accumulation Periods of the Guaranteed Interest Account with Market Value Adjustment, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. No Market Value Adjustment will apply at annuitization if the owner elects Settlement Option 3 or 3A. For more information about annuitization and annuity options, please refer to the Contract.


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11. Other provisions


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OWNERSHIP

The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

(1)  A change in Owner is requested, or

(2)  A Successor Owner becomes the Owner.

The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

(1)  Made in writing, and

(2)  Received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax adviser prior to changing Owners.

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SUCCESSOR OWNER -- The living person who, at the death of the Owner, becomes the new Owner.
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PROVISION REQUIRED BY SECTION 72(S) OF THE CODE


The entire interest under a Non-Qualified Contract must be distributed within five years after the Owner's death if:


(1)  The Owner dies before the start of annuity payments, and

(2) The Owner's spouse is not the Successor Owner as of the date of the Owner's death.

Satisfactory proof of death must be provided to the Company.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

The surrender proceeds may be paid over the life of the Successor Owner if:

(1)  The Successor Owner is the Beneficiary, and

(2)  The Successor Owner chooses that option.

Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract.

If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.


PROVISION REQUIRED BY SECTION 401(A)(9) OF THE CODE


The entire interest of a Qualified Plan participant in the Contract generally will begin to be distributed no later than the required beginning date. For this purpose "Qualified Plans" include those intended to qualify under Sections 401 and 408 of the Code. Distribution will occur either by or beginning not later than April 1st of the calendar year following the calendar year the Qualified Plan Participant attains age 70-1/2. The interest is distributed:

(1)  Over the life of such Participant, or

(2)  The lives of such Participant and designated Beneficiary.

If (i) required minimum distributions have begun, and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as rapid as that used as of the date of the Participant's death.


The Contract generally will be surrendered as of the Participant's death if:


(1)  The Participant dies before the start of such distributions, and

(2)  There is no designated Beneficiary.


The surrender proceeds generally must be distributed within 5 years after the date of death. But, the surrender proceeds may be paid over the life of any designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the December 31st following the Participant's death. If the designated Beneficiary is the surviving spouse (as ordered by federal law) of the Participant, distributions will begin not earlier than the December 31st following the date on which the participant would have attained age 70-1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Qualified Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan. Although the lifetime required minimum distribution rules do not apply to Roth IRAs under Section 408A of the Code, the post-death distribution rules apply.

It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. The Owner should consider the effect of recent revisions to the distribution rules which could increase the minimum distribution amount required from annuity contracts funding Qualified Plans where certain additional benefits are purchased under the Contract. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. The Owner may want to consult a tax advisor concerning the potential application of these complex rules before purchasing this annuity Contract, purchasing additional features under this annuity Contract or making additional Purchase Payments under this annuity Contract.


SECONDARY ANNUITANT

Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made only once before annuitization, either:


                                                            Other provisions  38

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(1)  In the application for the Contract, or

(2) After the Contract is issued, by written notice to the Company at its Operations Center.

You cannot change the Secondary Annuitant, but you can delete the Secondary Annuitant. The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

(1)  Any payment made by the Company, or

(2) Action taken by the Company before the receipt of the notice at the Company's Operations Center.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

(1) The death of the Annuitant must have occurred before the Annu ity Starting Date;

(2)  The Secondary Annuitant is living on the date of the Annuitant's death;


(3) If the Annuitant was the Owner on the date of death, the Succes sor Owner must have been the Annuitant's spouse (as defined by federal law); and


(4) If the date annuity payments start is later than the Contract Anni versary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

EFFECT OF SECONDARY ANNUITANT'S BECOMING THE ANNUITANT. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the successor Beneficiary on the date of death. If there was no successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.


ASSIGNMENT

The Owner may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Operations Center. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, an Owner should consult a competent tax advisor before assigning the Contract.


CHANGE OF BENEFICIARY

So long as the Annuitant is living, the Owner may change the Beneficiary or successor Beneficiary. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed. The Company will not, however, be liable for any payment made or action taken before receipt of the request at its Operations Center.


SUBSTITUTION OF SECURITIES

The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

(1) The shares of any portfolio of the Funds is no longer available for investment by MONY America Variable Account A, or

(2) In the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of contracts. We will notify you before we substitute securities in any subaccount, and, to the extent required by law, we will obtain prior approval from the Securities and Exchange Commission and the Arizona Insurance Department. We also will obtain any other required approvals. (See "Who is MONY Life Insurance Company of America -- MONY America Variable Account A" for more information about changes we may make to the subaccounts).


CHANGES TO CONTRACTS

The Company reserves the right, subject to compliance with laws that apply, to unilaterally change your Contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.

Any change in the Contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


CHANGE IN OPERATION OF MONY AMERICA VARIABLE ACCOUNT A

To the extent permitted by applicable law, MONY America Variable Account A (i) may be operated as a management company under the 1940 Act,(ii) may be deregistered under the 1940 Act in the event the registration is no longer required, or (iii) may be combined with any of our other MONY America separate accounts.

Deregistration of MONY America Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY America Variable Account A under this provision,


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the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.


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12. Voting rights


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All of the assets held in the subaccounts of MONY America Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY America Variable Account A (whether or not attributable to Owners).

We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the relevant portfolio. Since each Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares.


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13. Distribution of the Contracts


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The Contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of the securities issued with respect to MONY America Variable Account A.+ The offering of the Contracts is intended to be continuous.

AXA Advisors, and AXA Distributors are affiliates of the Company and are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other of the Company's life and annuity products. As of June 6, 2005, registered representatives of MONY Securities Corporation became registered representatives of AXA Advisors.

The Contracts are sold by financial professionals of AXA Advisors and its affiliates. The Contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from the Company to individual financial professionals or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial professionals as commissions related to the sale of the Contracts.

Sales compensation paid by the Company to the Distributors will generally not exceed 6.50% of the total Purchase Payments made under the Contracts, plus, starting in the second Contract Year, up to 0.25% of the Fund Value of the Contracts. The Distributors, in turn, may pay their financial professionals and/or Selling broker-dealers either all or a portion of the sales compensation that they receive. The sales compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company and/or its products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or Purchase Payments attributable to Contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of the Company's products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of the Company's products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on

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+ Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the Contracts.

                                               Distribution of the Contracts  42

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facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products, which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although the Company takes all of its costs into account in establishing the level of fees and expenses in its products, any sales compensation paid by the Company to the Distributors will not result in any separate charge to you under your Contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


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14. Federal tax status


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INTRODUCTION

The Contract described in this prospectus is designed for use in connection with Qualified Plans and on a nonqualified basis. The ultimate effect of federal income taxes on:

o    the value of the Contract's Fund Value,

o    annuity payments,

o    death benefit, and


o economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon


o    the type of retirement plan for which the Contract is purchased, and

o    the tax and employment status of the individual concerned.


The following discussion of the treatment of the Contract and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted. Any person considering the purchase of a contract or making additional Purchase Payments under the Contract should consult a qualified tax adviser. Additional information on the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.



TAXATION OF ANNUITIES IN GENERAL

The Contract described in this prospectus is designed for use in connection with Qualified Plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Contracts if the Owner is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made under a contract are generally taxable to the Annuitant as ordinary income except to the extent of:

o    participant after-tax contributions (in the case of Qualified Plans), or

o    owner contributions (in the case of Non-Qualified Contracts).

Owners, Annuitants, and Beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under Non-Qualified Contracts and under any Qualified Plan in connection with which the Contract is purchased. For Qualified Contracts, among other things individuals should discuss with their tax advisers are the "required minimum distribution rules" which generally require distributions to be made after age 70-1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding Qualified Plans.


Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract both of which are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to the Owner (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules affects Qualified Plans.


The Company will withhold and remit to the United States Government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a contract unless the Owner or Annuitant:

(1)  Provides his or her taxpayer identification number to the Com pany, and

(2)  Notifies the Company that he or she chooses not to have amounts withheld.

Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they are:

(1) Part of a series of substantially equal periodic payments (at least annually) for:

     (a)  the participant's life or life expectancy,


                                                          Federal tax status  44

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     (b) the joint lives or life expectancies of the participant and his/her beneficiary,

     (c)  or a period certain of not less than 10 years;


(2)  Required minimum distributions; or


(3)  Qualifying hardship distributions.

The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible traditional retirement plan, including an IRA. A direct rollover to the new plan can be made only in accordance with the terms of the old plan.


The Company may be liable for payment of the generation skipping transfer tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.



RETIREMENT PLANS

Aside from Contracts purchased on a non-qualified basis, the Contract described in this prospectus currently is designed for use with the following types of retirement plans:

(1) Pension and Profit Sharing Plans established by business employ ers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

(2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to
     Section 408(k);

(3)  Roth IRAs permitted by Section 408A of the Code; and

(4) Deferred compensation plans provided by certain governmental entities and tax-exempt organizations under Section 457.

The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of the Contract with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.


TAX TREATMENT OF THE COMPANY

Under existing federal income tax laws, the income of MONY America Variable Account A, to the extent that it is applied to increase reserves under the Contract, is substantially nontaxable to the Company.


45  Federal tax status

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15. Additional information and incorporation of certain information by reference



--------------------------------------------------------------------------------


The Company's Annual Report on Form 10-K for the period ended December 31, 2009 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.

The Company files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, The Company has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000835357. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.



 Additional information and incorporation of certain information by reference 46

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16. Legal proceedings


--------------------------------------------------------------------------------

MONY Life Insurance Company of America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in MONY America Variable Account A, nor would any of these proceedings be likely to have a material adverse effect upon MONY America Variable Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.



47  Legal proceedings

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17. Financial statements


--------------------------------------------------------------------------------

The audited financial statements of MONY America Variable Account A and the Company are set forth in the Statement of Additional Information.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

Our general obligations and any guaranteed benefits under the contract are supported by MONY America's general account and are subject to claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the subaccounts. You may also speak with your financial representative.


                                                        Financial statements  48

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Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington
--------------------------------------------------------------------------------

                            SUMMARY OF THE CONTRACT


BENEFIT OPTION PACKAGES

There are two benefit option packages under the Contract. Each benefit option package is distinct. You select a benefit option package at the time of application. Once a selection is made, you may not transfer from one benefit option package to another.


------------------------------------------------------------------------------------------------------------------------------------
                                      OPTION 1                                         OPTION 2
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND                         Current annual rate--1.20%                       Current annual rate--1.70%
EXPENSE RISK CHARGE                   Maximum annual rate--1.40%                       Maximum annual rate--1.95%
------------------------------------------------------------------------------------------------------------------------------------
DEATH BENEFIT ON DEATH OF ANNUITANT   THE GREATER OF:                                  THE GREATEST OF:

                                      (1) The Fund Value less any outstanding debt     (1) The Fund Value less any outstanding debt
                                      on the date due proof of the Annuitant's death   on the date due proof of the Annuitant's
                                      is received by the Company.                      death is received by the Company.

                                                            or                                               or

                                      (2) The Purchase Payments paid, reduced          (2) The Purchase Payments paid, reduced
                                      proportionately by each partial surrender        proportionately by each partial surrender
                                      (reflecting any Market Value Adjustment and      (reflecting any Market Value Adjustment and
                                      any surrender charge) and less any outstanding   any surrender charge) and less any
                                      debt.*                                           outstanding debt.*

                                                                                                             or

                                                                                       (3) Step Up Value (See "Death benefit")
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM INITIAL PURCHASE PAYMENT      Qualified Contracts--The minimum Purchase        Qualified Contracts--The minimum Purchase
                                      Payment for qualified plans is the same for      Payment for qualified plans is the same for
                                      both options. (See "Detailed information about   both options. (See "Detailed information
                                      the contract.")                                  about the contract.")
                                      Non-Qualified Contracts--$5,000                  Non-Qualified Contracts--$10,000
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT ISSUE AGE                   Qualified Contracts--0-80                        Qualified Contracts--0-79
                                      Non-Qualified Contracts--0-80                    Non-Qualified Contracts--0-79
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL CONTRACT CHARGE                Current charge is $30.                           Current charge is $0.
                                                                                       The annual contract charge may be increased
                                                                                       to a maximum of $30 on 30 days written
                                                                                       notice.
------------------------------------------------------------------------------------------------------------------------------------

* In the calculation of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any Market Value Adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender.

     For certain Contracts purchased prior to July 22, 2003 , the death benefit is greater of: (1) the Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) the Purchase Payments paid, less any partial surrenders and their surrender charges, less any outstanding debt and plus or minus any Market Value Adjustment.


A-1 Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington

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FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer fund value between investment options. State premium taxes may also be deducted.


--------------------------------------------------------------------------------
OWNER TRANSACTION EXPENSES:
--------------------------------------------------------------------------------
Maximum deferred sales load (surrender charge)       7.00%(1)
(as a percentage of Purchase Payments surrendered)
--------------------------------------------------------------------------------
Loan interest spread (effective annual rate)         2.50%(2)
--------------------------------------------------------------------------------
Maximum transfer charge                              $ 25(3)
--------------------------------------------------------------------------------

The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.

--------------------------------------------------------------------------------
Maximum annual contract charge                       $ 30(4)
--------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:
(AS A PERCENTAGE OF AVERAGE ANNUAL FUND VALUE IN THE VARIABLE ACCOUNT):
--------------------------------------------------------------------------------
 OPTION 1
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees            1.40%(5)
--------------------------------------------------------------------------------
  Total separate account annual expenses             1.40%(5)
--------------------------------------------------------------------------------
 OPTION 2
--------------------------------------------------------------------------------
  Maximum mortality and expense risk fees            1.95%(6)
--------------------------------------------------------------------------------
  Total separate account annual expenses             1.95%(6)
--------------------------------------------------------------------------------

(1) The surrender charge percentage, which reduces to zero, is determined under a surrender charge schedule. (See "Deductions from fund value -- Amount of surrender charge.")

     The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of the surrender charge. (See "Deductions from fund value -- Free partial surrender amount.")

(2) The loan interest spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the loan account to secure loans.

(3) The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a Contract Year, which will not exceed $25. (See "Deductions from fund value -- Transfer charge.")

(4) The annual contract charge for Option 1 is currently $30. The annual contract charge for Option 2 is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $30 per Contract Year. (See "Deductions from fund value -- Annual contract charge.")

(5) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.20% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40%) from the value of the net assets of MONY America Variable Account A.

(6) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.70% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95%) from the value of the net assets of MONY America Variable Account A.


The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2009. You may pay portfolio company operating expenses periodically during the time that you own the Contract. More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.



----------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND PORTFOLIO
OPERATING EXPENSES:                                                                      MINIMUM     MAXIMUM
----------------------------------------------------------------------------------------------------------------
Expenses that are deducted from portfolio company assets, including management fees,     0.64%       1.78%
distribution and/or services fees (12b-1 fees), and other expenses
----------------------------------------------------------------------------------------------------------------



    Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington A-2

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EXAMPLE


This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expense, and Fund fees and expenses for the year ended December 31, 2009.


The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. The example assumes the minimum and maximum fees and expenses of any of the Fund portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.   a.   If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund port folios):


          -----------------------------------------------------------------
                       1 YEAR       3 YEARS       5 YEARS       10 YEARS
          -----------------------------------------------------------------
          Option 1     $  990       $1,634        $2,293        $3,756
          Option 2     $1,041       $1,783        $2,537        $4,231
          -----------------------------------------------------------------


     b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund port folios):


          -----------------------------------------------------------------
                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
          -----------------------------------------------------------------
          Option 1        $860         $1,245        $1,645        $2,421
          Option 2        $912         $1,401        $1,907        $2,973
          -----------------------------------------------------------------


2.   a.   If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):


          -----------------------------------------------------------------
                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
          -----------------------------------------------------------------
          Option 1        $351         $1,068        $1,807        $3,756
          Option 2        $405         $1,227        $2,064        $4,231
          -----------------------------------------------------------------


     b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):


          -----------------------------------------------------------------
                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
          -----------------------------------------------------------------
          Option 1        $212         $655          $1,124        $2,421
          Option 2        $267         $820          $1,400        $2,973
          -----------------------------------------------------------------


3.   a.   If you annuitize your Contract and the proceeds are settled under
          Settlement Options 3 or 3A (life income with annuity options) (assuming maximum fees and expenses of any of the Fund portfolios):


          -----------------------------------------------------------------
                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
          -----------------------------------------------------------------
          Option 1        $  990       $1,068        $1,807        $3,756
          Option 2        $1,041       $1,227        $2,064        $4,231
          -----------------------------------------------------------------


     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assum ing minimum fees and expenses of any of the Fund portfolios):


          -----------------------------------------------------------------
                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
          -----------------------------------------------------------------
          Option 1        $860         $655          $1,124        $2,421
          Option 2        $912         $820          $1,400        $2,973
          -----------------------------------------------------------------



A-3 Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington

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4.   a.   If you annuitize your Contract and the proceeds are settled under
          Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming maximum fees and expenses of any of the Fund portfolios):


          -----------------------------------------------------------------
                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
          -----------------------------------------------------------------
          Option 1        $  990       $1,634        $2,293        $3,756
          Option 2        $1,041       $1,783        $2,537        $4,231
          -----------------------------------------------------------------


     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingen cies) (assuming minimum fees and expenses of any of the Fund portfolios):


          -----------------------------------------------------------------
                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
          -----------------------------------------------------------------
          Option 1        $860         $1,245        $1,645        $2,421
          Option 2        $912         $1,401        $1,907        $2,973
          -----------------------------------------------------------------


For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. (See "Charges and deductions"). On and after the annuity starting date, different fees and charges will apply.



                    DETAILED INFORMATION ABOUT THE CONTRACT


PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

Issue ages

The issue ages for the two benefit option packages available under the Contract vary as per the table below. The maximum issue age of the Annuitant for Option 1 is 85. The maximum issue age of the Annuitant for Option 2 is 79.


  -----------------------------------------------------------------
                                    OPTION 1         OPTION 2
  -----------------------------------------------------------------
       Annuitant Issue Ages         0-85             0-79
  -----------------------------------------------------------------

                                 DEATH BENEFIT


DEATH BENEFIT PROVIDED BY THE CONTRACT

The death benefit depends upon the benefit option package in effect on the date the Annuitant dies. You may not change benefit option packages once you select an option.

------------------------------------------------------------------------------------------------------------------------------------
 OPTION 1                                                               OPTION 2
------------------------------------------------------------------------------------------------------------------------------------
 THE GREATER OF:                                                        THE GREATEST OF:
------------------------------------------------------------------------------------------------------------------------------------
(1) The Fund Value less any outstanding debt on the date due proof of   (1) The Fund Value less any outstanding debt on the date due
the Annuitant's death is received by the Company.                       proof of the Annuitant's death is received by the Company.

                                    or                                                  or
(2) The Purchase Payments paid, reduced proportionately by each par-    (2) The Purchase Payments paid, reduced proportionately by
tial surrender and their surrender charges, any outstanding debt and    each partial surrender and their surrender charges, less any
plus or minus any Market Value Adjustment.*                             outstanding debt and plus or minus any Market Value
                                                                        Adjustment.*

                                                                                        or
                                                                        (3) Step Up Value (See "Step Up Value" in the prospectus)
------------------------------------------------------------------------------------------------------------------------------------

* In the calculations of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge and any Market Value Adjustment divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. For certain Contracts purchased prior to July 22, 2003, the death benefit is the greater of: (1) the Fund Value less any outstanding debt on the date due proof of the Annuitant's death is received by the Company, or (2) the Purchase Payments paid, less any partial surrenders and their surrender charges, less any outstanding debt and plus or minus any Market Value Adjustment.


    Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington A-4

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                           www.axa-equitable.com/green

                            CHARGES AND DEDUCTIONS

The following table summarizes the charges and deductions under the Contract:

------------------------------------------------------------------------------------------------------------------------------------
                                                 DEDUCTIONS FROM PURCHASE PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
Tax charge                                                 Range for State and local premium tax -- 0% to 3.50%(1).
                                                           Federal -- currently 0%
                                                           (Company reserves the right to charge in the future.)
------------------------------------------------------------------------------------------------------------------------------------
                                        DAILY DEDUCTIONS FROM MONY AMERICA VARIABLE ACCOUNT A
------------------------------------------------------------------------------------------------------------------------------------
Separate account annual expenses:

Mortality & expense risk charge                            Option 1
Annual rate deducted daily from net assets                 Maximum daily rate -- 0.003836%
                                                           Maximum annual rate -- 1.40%

                                                           Option 2
                                                           Maximum daily rate -- 0.005342%
                                                           Maximum annual rate -- 1.95%
------------------------------------------------------------------------------------------------------------------------------------
                                                        DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------------------
Annual contract charge                                     Maximum annual contract charge

  Option 1 -- Current charge is $30.                       Option 1 -- The maximum annual contract charge is $30.

  Option 2 -- Current charge is $0.                        Option 2 -- The annual contract charge may be increased to a maxi-
                                                           mum of $30 on 30 days written notice.
------------------------------------------------------------------------------------------------------------------------------------
Transaction and other charges                              Maximum transaction and other charges

Transfer charge                                            Option 1 -- The Company has reserved the right to impose a charge
Option 1 -- Current charge is $0.                          for each transfer after the first 12 transfers in a Contract Year which will not exceed $25.

Option 2 -- Current charge is $0.                          Option 2 -- The Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a Contract Year which will not exceed $25.
------------------------------------------------------------------------------------------------------------------------------------
Surrender charge                                           See grading schedule and "Charges and deductions -- Charges
Grades from 7% to 0% of Fund Value surrendered based on a  against fund value" for details of how it is computed.
schedule
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread                                       2.50%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Company currently assumes responsibility; current charge to Owner 0%.

Please note that the amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM PURCHASE PAYMENTS

Deductions may be made from Purchase Payments for state and local premium taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give notice to each affected Owner.

CHARGES AGAINST FUND VALUE

Daily deduction from MONY America Variable Account A

Mortality and expense risk charge. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY America Variable Account A. The charge varies based on the benefit option package selected. The mortality and expense risk charge will not be deducted from the Guaranteed Interest Account.

Option 1 -- For Option 1, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.20% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.40% from the value of the net assets of MONY America Variable Account A. The mortality and expense


A-5 Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington

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                           www.axa-equitable.com/green

risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003288% (guaranteed not to exceed 0.003836%) multiplied by the number of days since the last Business Day.

Option 2 -- For Option 2, the daily mortality and expense risk charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.70% from the value of the net assets of MONY America Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95% from the value of the net assets of MONY America Variable Account A. The mortality and expense risk charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.004658% (guaranteed not to exceed 0.005342%) multiplied by the number of days since the last Business Day.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. In addition, the Company also assumes risk in connection with the Step-Up Value. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the expense charges provided in the Contracts.

If the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.

DEDUCTIONS FROM FUND VALUE

Annual contract charge. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.


The Company intends to administer the Contract itself.

The current amount of the annual contract charge depends upon the benefit option package selected.

-------------------------------------------------------------------------------------------------------------
 ANNUAL CONTRACT CHARGE
-------------------------------------------------------------------------------------------------------------
 OPTION 1                                    OPTION 2
-------------------------------------------------------------------------------------------------------------
Current charge is $30.                       Current charge is $0.
-------------------------------------------------------------------------------------------------------------
The maximum annual contract charge is $30.   The annual contract charge may be increased to a maximum of $30.
-------------------------------------------------------------------------------------------------------------

The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the contract anniversary, starting on the first contract anniversary.

If applicable, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account and each subaccount of MONY America Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the annual contract charge.


    Appendix A: Benefit option packages, table of fees, examples and charges and deductions for contracts issued in the State of Washington A-6

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Appendix B: Condensed financial information

--------------------------------------------------------------------------------


                    MONY LIFE INSURANCE COMPANY OF AMERICA
                        MONY AMERICA VARIABLE ACCOUNT A
                           ACCUMULATION UNIT VALUES



----------------------------------------------------------------------------------
                                                            UNIT VALUE
                                                ----------------------------------
                                                  DEC. 31,    DEC. 31,    DEC. 31,
OPTION 1                                            2009        2008        2007
----------------------------------------------------------------------------------
AIM V.I. Financial Services                       $  5.23     $  4.15    $  10.36
----------------------------------------------------------------------------------
AIM V.I. Global Health Care                         11.90        9.43       13.37
----------------------------------------------------------------------------------
AIM V.I. Technology                                  8.37        5.38        9.82
----------------------------------------------------------------------------------
All Asset Allocation                                10.01        8.03       11.67
----------------------------------------------------------------------------------
AXA Aggressive Allocation                            7.57        6.02       10.02
----------------------------------------------------------------------------------
AXA Conservative Allocation                          9.87        9.10       10.35
----------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                     9.20        8.13       10.22
----------------------------------------------------------------------------------
AXA Moderate Allocation                              8.81        7.62       10.21
----------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                         8.24        6.83       10.14
----------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                9.19        6.84       12.47
----------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                      9.84        7.65       12.20
----------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                    11.37       10.32       15.43
----------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      8.39        6.49       11.99
----------------------------------------------------------------------------------
EQ/Capital Guardian Research                        11.80        9.07       15.17
----------------------------------------------------------------------------------
EQ/Core Bond Index                                  12.68       12.47       13.82
----------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   12.61       10.94       12.85
----------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        18.73       13.40       19.56
----------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                       23.22       15.64       37.02
----------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index               11.73          --          --
----------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                              7.95        6.67       11.84
----------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                    10.67        9.12       14.51
----------------------------------------------------------------------------------
EQ/Mid Cap Index                                    11.50        8.52       16.96
----------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                               11.24          --          --
----------------------------------------------------------------------------------
EQ/Money Market                                     10.84       10.94       10.81
----------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                         10.67        8.33       12.56
----------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                           12.55       11.76       12.40
----------------------------------------------------------------------------------
EQ/Small Company Index                              14.38       11.51       17.65
----------------------------------------------------------------------------------
EQ/UBS Growth and Income                             9.99        7.63       12.88
----------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                         8.86        5.70       10.91
----------------------------------------------------------------------------------
Franklin Income Securities                          15.17       11.32       16.29
----------------------------------------------------------------------------------
Franklin Rising Dividends Securities                12.50       10.78       14.96
----------------------------------------------------------------------------------
Franklin Zero Coupon 2010                           11.06       11.18       10.55
----------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                         15.07       10.45       18.98
----------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                      23.00       13.00       27.54
----------------------------------------------------------------------------------
MFS(R) Utilities Series                             23.19       17.62       28.61
----------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                      12.05       11.10       14.64
----------------------------------------------------------------------------------
Multimanager Small Cap Growth                        9.81        7.38       12.91
----------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               18.04       13.10       22.22
----------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                    17.18       14.88       15.19
----------------------------------------------------------------------------------
ProFund VP Bear                                      6.23        8.74        6.32
----------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                  6.98        5.34        8.71
----------------------------------------------------------------------------------
ProFund VP UltraBull                                 8.15        5.70       17.71
----------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                      10.16        8.86       14.98
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                        UNIT VALUE
                                                ----------------------------------------------------------
                                                  DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
OPTION 1                                            2006        2005        2004        2003       2002
----------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services                      $  13.48    $  11.72    $  11.20    $  10.43    $  8.14
----------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care                         12.10       11.64       10.89       10.25       8.11
----------------------------------------------------------------------------------------------------------
AIM V.I. Technology                                  9.22        8.45        8.37        7.91       5.96
----------------------------------------------------------------------------------------------------------
All Asset Allocation                                11.30       10.38        9.99        9.31       7.80
----------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                              --          --          --          --         --
----------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                            --          --          --          --         --
----------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                       --          --          --          --         --
----------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                                --          --          --          --         --
----------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                           --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                  --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                     12.20       10.21          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                    15.06       13.14       12.52       10.75       8.59
----------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                     10.82       10.40          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                           --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                                  13.54          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   12.57       11.35       10.98       10.55         --
----------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        18.11       15.43       14.96       12.52       9.22
----------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                       26.32          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index                  --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                                --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                    14.16          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                    15.85          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                                  --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Money Market                                     10.42       10.07          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                         10.52        9.87        9.47        9.21       7.96
----------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                           11.26       11.35       11.40       11.01      10.55
----------------------------------------------------------------------------------------------------------
EQ/Small Company Index                                 --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                            12.89       11.43       10.62        9.49       7.53
----------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                           --          --          --          --         --
----------------------------------------------------------------------------------------------------------
Franklin Income Securities                          15.89       13.60       13.55       12.04         --
----------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities                15.56       13.45       13.16       12.00         --
----------------------------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                            9.85        9.74        9.72        9.42         --
----------------------------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                         14.06       13.04       11.73       10.06       8.47
----------------------------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                      21.78       15.03       11.53        9.83       7.40
----------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                             22.64       17.46       15.12       11.75       8.75
----------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                      14.33          --          --          --         --
----------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                       12.60       11.57       10.88        9.79       8.05
----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               21.20       18.28       16.22       13.81         --
----------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                    14.01       13.55       14.68       13.44      11.88
----------------------------------------------------------------------------------------------------------
ProFund VP Bear                                      6.36        6.96        7.14        8.06         --
----------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                  9.30        8.55        9.39       10.67         --
----------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                                17.77       14.62       14.42       12.45         --
----------------------------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                      14.22       11.87       11.36       10.12       7.94
----------------------------------------------------------------------------------------------------------




B-1 Appendix B: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



------------------------------------------------------------------------------------
                                                         UNITS OUTSTANDING
                                                ------------------------------------
                                                   DEC.31,     DEC. 31,    DEC. 31,
OPTION 1                                            2009         2008        2007
------------------------------------------------------------------------------------
AIM V.I. Financial Services                         47,906       61,638      74,773
------------------------------------------------------------------------------------
AIM V.I. Global Health Care                         70,804       92,691     114,062
------------------------------------------------------------------------------------
AIM V.I. Technology                                 53,831       58,382      73,449
------------------------------------------------------------------------------------
All Asset Allocation                               402,599      454,450     497,633
------------------------------------------------------------------------------------
AXA Aggressive Allocation                           87,195       34,683      43,742
------------------------------------------------------------------------------------
AXA Conservative Allocation                        117,841       93,700      22,315
------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                   125,851       98,447      37,693
------------------------------------------------------------------------------------
AXA Moderate Allocation                            535,669      401,832     132,668
------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                       288,764      210,275      40,787
------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth               92,448      115,398     129,235
------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                    304,903      286,323     342,400
------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                   273,942      358,388     407,611
------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                     34,661       43,411      36,001
------------------------------------------------------------------------------------
EQ/Capital Guardian Research                        90,905      134,883     149,809
------------------------------------------------------------------------------------
EQ/Core Bond Index                               1,005,876      954,215   1,292,354
------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   65,571       93,427     103,885
------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                       559,452      712,525     888,336
------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                      138,077      167,674     208,439
------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index              631,723           --          --
------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                             95,155      127,233     178,467
------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                   587,034      712,776   1,013,981
------------------------------------------------------------------------------------
EQ/Mid Cap Index                                   398,495      501,289     566,547
------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                              651,958           --          --
------------------------------------------------------------------------------------
EQ/Money Market                                  1,132,470    1,246,668   1,182,243
------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                        746,208      872,072   1,081,298
------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                          587,834      529,836     324,629
------------------------------------------------------------------------------------
EQ/Small Company Index                             120,840      150,816     175,510
------------------------------------------------------------------------------------
EQ/UBS Growth and Income                           202,769      192,608     241,384
------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                       486,679      554,686     709,131
------------------------------------------------------------------------------------
Franklin Income Securities                         668,906      869,677   1,054,022
------------------------------------------------------------------------------------
Franklin Rising Dividends Securities                86,265      127,156     182,045
------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                           77,332       92,565     104,565
------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                        281,114      305,780     374,145
------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                     404,463      480,782     630,845
------------------------------------------------------------------------------------
MFS(R) Utilities Series                            149,734      187,254     220,173
------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                     339,607      357,943     468,645
------------------------------------------------------------------------------------
Multimanager Small Cap Growth                      264,362      316,585     395,880
------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA              240,294      355,444     417,130
------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                   355,733      436,029     447,782
------------------------------------------------------------------------------------
ProFund VP Bear                                      8,250       14,925       6,368
------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                523,403      550,106     588,907
------------------------------------------------------------------------------------
ProFund VP UltraBull                                47,419       59,202      63,189
------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                     105,553      126,925     224,820
------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                     UNITS OUTSTANDING
                                                -------------------------------------------------------------
                                                   DEC.31,      DEC.31,     DEC. 31,    DEC. 31,    DEC. 31,
OPTION 1                                            2006         2005         2004        2003       2002
-------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services                         83,552       79,714       84,428      68,229    23,757
-------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care                        128,350      130,612      133,944      89,624    34,314
-------------------------------------------------------------------------------------------------------------
AIM V.I. Technology                                 75,551       80,630       89,696      58,966    23,622
-------------------------------------------------------------------------------------------------------------
All Asset Allocation                               571,946      684,468      600,615     492,730   204,572
-------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                               --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                             --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                        --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                                 --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                            --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                   --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                     73,324       76,278           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                   458,184      481,560      408,003     239,493    82,561
-------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                     40,077       41,217           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                            --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                               1,073,917           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                  114,393      118,242      117,926      38,541        --
-------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                     1,023,043    1,143,854    1,097,488     756,306   311,226
-------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                      219,291           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index                   --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                                 --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                 1,103,903           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                   508,220           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                                   --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Money Market                                  1,099,869    1,052,098           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                      1,361,636    1,685,752    1,581,734   1,198,093   392,688
-------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                          359,919      446,362      457,385     319,045   143,483
-------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                                  --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                           260,211      272,117      270,546     191,851    91,127
-------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                            --           --           --          --        --
-------------------------------------------------------------------------------------------------------------
Franklin Income Securities                         416,536      328,984      247,404     116,756        --
-------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities               171,880      146,067      158,869      98,376        --
-------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                           93,960       38,190       33,849      13,218        --
-------------------------------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                        335,485      220,717      182,506     136,171    32,480
-------------------------------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                     698,959      698,879      723,025     546,239   174,311
-------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                            195,895      171,034      134,931      72,426    18,209
-------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                     482,385           --           --          --        --
-------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                      478,312      503,409      553,406     407,080   142,861
-------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA              449,536      419,429      330,561      95,923        --
-------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                   381,670      391,686      381,980     222,104    53,299
-------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                      8,292        7,569       13,091       4,960        --
-------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                609,227      613,062      617,666     528,778        --
-------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                                90,284       82,491       89,655      53,814        --
-------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                     251,427      277,293      268,706     208,605    53,212
-------------------------------------------------------------------------------------------------------------



                                 Appendix B: Condensed financial information B-2

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



-----------------------------------------------------------------------------------
                                                            UNIT VALUE
                                                -----------------------------------
                                                  DEC. 31,    DEC. 31,    DEC. 31,
OPTION 2                                            2009        2008        2007
-----------------------------------------------------------------------------------
AIM V.I. Financial Services                       $  5.27     $  4.21    $  10.55
-----------------------------------------------------------------------------------
AIM V.I. Global Health Care                         11.45        9.12       13.00
-----------------------------------------------------------------------------------
AIM V.I. Technology                                  8.11        5.24        9.61
-----------------------------------------------------------------------------------
All Asset Allocation                                10.05        8.10       11.84
-----------------------------------------------------------------------------------
AXA Aggressive Allocation                            7.47        5.97        9.99
-----------------------------------------------------------------------------------
AXA Conservative Allocation                          9.75        9.03       10.32
-----------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                     9.08        8.07       10.19
-----------------------------------------------------------------------------------
AXA Moderate Allocation                              8.70        7.56       10.18
-----------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                         8.13        6.78       10.11
-----------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                9.22        6.89       12.64
-----------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                      9.63        7.52       12.06
-----------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                    10.21        9.31       13.99
-----------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      8.21        6.38       11.85
-----------------------------------------------------------------------------------
EQ/Capital Guardian Research                        10.92        8.43       14.17
-----------------------------------------------------------------------------------
EQ/Core Bond Index                                  12.20       12.06       13.44
-----------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   12.60       10.99       12.97
-----------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        17.89       12.86       18.87
-----------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                       23.23       15.72       37.39
-----------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index               11.29          --          --
-----------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                              7.68        6.47       11.55
-----------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                    10.28        8.83       14.13
-----------------------------------------------------------------------------------
EQ/Mid Cap Index                                    10.94        8.14       16.29
-----------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                               11.22          --          --
-----------------------------------------------------------------------------------
EQ/Money Market                                     10.61       10.76       10.69
-----------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                         10.03        7.86       11.92
-----------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                           12.12       11.41       12.10
-----------------------------------------------------------------------------------
EQ/Small Company Index                              13.97       11.24       17.31
-----------------------------------------------------------------------------------
EQ/UBS Growth and Income                             9.91        7.61       12.91
-----------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                         9.46        6.11       11.77
-----------------------------------------------------------------------------------
Franklin Income Securities                          14.43       10.82       15.65
-----------------------------------------------------------------------------------
Franklin Rising Dividends Securities                12.00       10.40       14.51
-----------------------------------------------------------------------------------
Franklin Zero Coupon 2010                           10.83       10.99       10.43
-----------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                         15.23       10.61       19.38
-----------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                      23.81       13.53       28.80
-----------------------------------------------------------------------------------
MFS(R) Utilities Series                             21.81       16.66       27.18
-----------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                      11.57       10.71       14.20
-----------------------------------------------------------------------------------
Multimanager Small Cap Growth                        9.39        7.10       12.48
-----------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               17.63       12.87       21.93
-----------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                    16.53       14.39       14.76
-----------------------------------------------------------------------------------
ProFund VP Bear                                      6.63        9.35        6.80
-----------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                  6.75        5.19        8.52
-----------------------------------------------------------------------------------
ProFund VP UltraBull                                 7.72        5.43       16.94
-----------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                       9.87        8.66       14.71
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                        UNIT VALUE
                                                -----------------------------------------------------------
                                                  DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
OPTION 2                                           2006        2005        2004        2003       2002
-----------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services                      $  13.79    $  12.05    $  11.57    $  10.83    $  8.50
-----------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care                         11.82       11.43       10.75       10.16       8.09
-----------------------------------------------------------------------------------------------------------
AIM V.I. Technology                                  9.08        8.35        8.32        7.90       5.98
-----------------------------------------------------------------------------------------------------------
All Asset Allocation                                11.52       10.63       10.29        9.64       8.11
-----------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                              --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                            --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                       --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                                --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                           --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                  --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                     12.12       10.20          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                    13.72       12.03       11.52        9.94       7.99
-----------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                     10.75       10.39          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                           --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                                  13.22          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   12.76       11.57       11.26       10.87         --
-----------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        17.56       15.03       14.65       12.33       9.12
-----------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                       26.72          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index                  --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                                --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                    13.85          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                    15.30          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                                  --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Money Market                                     10.36       10.06          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                         10.03        9.46        9.12        8.92       7.75
-----------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                           11.04       11.18       11.29       10.96      10.55
-----------------------------------------------------------------------------------------------------------
EQ/Small Company Index                                 --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                            12.98       11.57       10.80        9.70       7.73
-----------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                           --          --          --          --         --
-----------------------------------------------------------------------------------------------------------
Franklin Income Securities                          15.34       13.20       13.21       11.80         --
-----------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities                15.17       13.18       12.96       11.87         --
-----------------------------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                            9.79        9.72        9.76        9.50         --
-----------------------------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                         14.43       13.45       12.16       10.48       8.87
-----------------------------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                      22.89       15.87       12.24       10.49       7.93
-----------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                             21.62       16.75       14.58       11.39       8.53
-----------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                      13.97          --          --          --         --
-----------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                       12.24       11.29       10.68        9.65       7.98
-----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               21.03       18.23       16.25       13.91         --
-----------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                    13.68       13.30       14.48       13.32      11.84
-----------------------------------------------------------------------------------------------------------
ProFund VP Bear                                      6.87        7.56        7.79        8.84         --
-----------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                  9.14        8.44        9.32       10.64         --
-----------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                                17.09       14.12       14.00       12.15         --
-----------------------------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                      14.03       11.77       11.32       10.14       7.99
-----------------------------------------------------------------------------------------------------------



B-3 Appendix B: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



-------------------------------------------------------------------------------------
                                                         UNITS OUTSTANDING
                                                -------------------------------------
                                                   DEC.31,     DEC. 31,    DEC. 31,
OPTION 2                                           2009         2008        2007
-------------------------------------------------------------------------------------
AIM V.I. Financial Services                         74,595       57,908      65,020
-------------------------------------------------------------------------------------
AIM V.I. Global Health Care                         85,498      102,900     113,589
-------------------------------------------------------------------------------------
AIM V.I. Technology                                 56,851       33,691      46,623
-------------------------------------------------------------------------------------
All Asset Allocation                               348,568      422,018     497,752
-------------------------------------------------------------------------------------
AXA Aggressive Allocation                           78,989      108,793      25,166
-------------------------------------------------------------------------------------
AXA Conservative Allocation                         60,616       57,009      33,148
-------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                    61,986      138,523      82,083
-------------------------------------------------------------------------------------
AXA Moderate Allocation                            473,846      284,753      87,026
-------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                       332,932      233,785     179,231
-------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth               85,165      110,121     143,655
-------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                    285,518      296,279     358,489
-------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                   280,823      356,589     432,755
-------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                     26,052       35,479      42,384
-------------------------------------------------------------------------------------
EQ/Capital Guardian Research                        75,986      103,379     119,932
-------------------------------------------------------------------------------------
EQ/Core Bond Index                               1,006,718    1,022,385   1,327,404
-------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   85,065      122,990     152,474
-------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                       600,662      733,202     924,400
-------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                      131,751      148,122     184,157
-------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index              549,968           --          --
-------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                             67,764       98,849     142,380
-------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                   525,039      662,750     853,495
-------------------------------------------------------------------------------------
EQ/Mid Cap Index                                   386,610      505,582     630,181
-------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                              683,891           --          --
-------------------------------------------------------------------------------------
EQ/Money Market                                    814,956      804,101     580,027
-------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                        777,279      945,627   1,195,392
-------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                          462,074      441,573     448,175
-------------------------------------------------------------------------------------
EQ/Small Company Index                             123,018      145,865     175,276
-------------------------------------------------------------------------------------
EQ/UBS Growth and Income                           209,472      238,464     277,764
-------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                       462,363      557,677     681,613
-------------------------------------------------------------------------------------
Franklin Income Securities                         832,882      951,395   1,274,513
-------------------------------------------------------------------------------------
Franklin Rising Dividends Securities               141,110      179,625     222,750
-------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                           77,835      120,598     115,403
-------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                        204,902      199,847     228,886
-------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                     413,632      485,146     602,248
-------------------------------------------------------------------------------------
MFS(R) Utilities Series                            122,322      135,905     183,058
-------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                     259,324      310,015     393,689
-------------------------------------------------------------------------------------
Multimanager Small Cap Growth                      286,588      351,830     427,713
-------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA              236,035      279,214     371,734
-------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                   250,843      298,376     342,780
-------------------------------------------------------------------------------------
ProFund VP Bear                                     17,646       61,612       2,003
-------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                 48,007       52,767      75,763
-------------------------------------------------------------------------------------
ProFund VP UltraBull                                56,863       66,255      98,376
-------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                     103,527      147,450     173,282
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                     UNITS OUTSTANDING
                                                ------------------------------------------------------------
                                                   DEC.31,      DEC.31,     DEC. 31,    DEC. 31,    DEC. 31,
OPTION 2                                            2006         2005         2004        2003       2002
------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services                         79,115       85,675       86,053      75,930    41,101
------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care                        146,760      155,532      165,621     140,052    91,838
------------------------------------------------------------------------------------------------------------
AIM V.I. Technology                                 48,598       46,447       52,034      33,467    24,267
------------------------------------------------------------------------------------------------------------
All Asset Allocation                               588,516      639,152      630,072     522,037   225,750
------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                               --           --           --          --        --
------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                             --           --           --          --        --
------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                        --           --           --          --        --
------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                                 --           --           --          --        --
------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                            --           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                   --           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                     59,749       62,761           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                   503,174      530,146      468,935     268,992   114,840
------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                     39,749       39,883           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                            --           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                               1,186,120           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                  158,142      132,522      109,352      39,335        --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                     1,036,914    1,167,441    1,150,083     900,245   527,141
------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                      178,447           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index                   --           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                                 --           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                   977,862           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                   568,855           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                                   --           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Money Market                                    584,835      792,861           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                      1,424,361    1,660,838    1,564,074   1,219,870   488,730
------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                          520,580      703,323      728,549     622,933   267,405
------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                                  --           --           --          --        --
------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                           344,841      355,846      344,413     294,667   180,021
------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                            --           --           --          --        --
------------------------------------------------------------------------------------------------------------
Franklin Income Securities                         474,042      372,282      305,097     127,569        --
------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities               208,165      182,562      171,242      72,994        --
------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                          113,966       77,346       50,780      36,056        --
------------------------------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                        244,138      229,728      203,433     140,717    57,811
------------------------------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                     626,622      639,223      657,169     467,730   231,583
------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                            167,461      176,163      137,465      79,773    37,190
------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                     424,180           --           --          --        --
------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                      525,434      540,197      538,881     430,208   249,366
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA              395,586      377,484      313,678     112,568        --
------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                   374,179      409,365      412,145     303,678    99,887
------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                      3,098        4,277        4,994       1,052        --
------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                 98,446      116,343      135,919      85,507        --
------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                                94,866      116,832      118,709      66,123        --
------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                     200,547      242,058      239,554     181,040    67,913
------------------------------------------------------------------------------------------------------------






                                 Appendix B: Condensed financial information B-4

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



----------------------------------------------------------------------------------
                                                            UNIT VALUE
                                                ----------------------------------
                                                  DEC. 31,    DEC. 31,    DEC. 31,
OPTION 3                                            2009        2008        2007
----------------------------------------------------------------------------------
AIM V.I. Financial Services                       $  5.12     $  4.12    $  10.39
----------------------------------------------------------------------------------
AIM V.I. Global Health Care                         10.78        8.64       12.39
----------------------------------------------------------------------------------
AIM V.I. Technology                                  8.54        5.55       10.25
----------------------------------------------------------------------------------
All Asset Allocation                                 9.63        7.82       11.50
----------------------------------------------------------------------------------
AXA Aggressive Allocation                            7.35        5.91        9.95
----------------------------------------------------------------------------------
AXA Conservative Allocation                          9.59        8.94       10.28
----------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                     8.93        7.99       10.15
----------------------------------------------------------------------------------
AXA Moderate Allocation                              8.56        7.49       10.15
----------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                         8.00        6.71       10.07
----------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                8.93        6.72       12.40
----------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                      9.37        7.36       11.88
----------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                     9.70        8.90       13.46
----------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                      7.99        6.25       11.68
----------------------------------------------------------------------------------
EQ/Capital Guardian Research                        10.35        8.04       13.61
----------------------------------------------------------------------------------
EQ/Core Bond Index                                  11.55       11.49       12.88
----------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   11.60       10.18       12.10
----------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        17.20       12.45       18.38
----------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                       22.48       15.31       36.66
----------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index               10.73          --          --
----------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                              7.61        6.46       11.60
----------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                     9.52        8.23       13.25
----------------------------------------------------------------------------------
EQ/Mid Cap Index                                    10.51        7.88       15.87
----------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                               11.19          --          --
----------------------------------------------------------------------------------
EQ/Money Market                                     10.31       10.53       10.53
----------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                          9.58        7.56       11.53
----------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                           11.48       10.88       11.61
----------------------------------------------------------------------------------
EQ/Small Company Index                              13.38       10.84       16.80
----------------------------------------------------------------------------------
EQ/UBS Growth and Income                             9.57        7.40       12.63
----------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                         8.33        5.42       10.50
----------------------------------------------------------------------------------
Franklin Income Securities                          13.84       10.45       15.21
----------------------------------------------------------------------------------
Franklin Rising Dividends Securities                11.17        9.74       13.68
----------------------------------------------------------------------------------
Franklin Zero Coupon 2010                           10.59       10.83       10.34
----------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                         14.50       10.17       18.69
----------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                      22.57       12.91       27.66
----------------------------------------------------------------------------------
MFS(R) Utilities Series                             19.43       14.93       24.52
----------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                      11.06       10.30       13.76
----------------------------------------------------------------------------------
Multimanager Small Cap Growth                        8.81        6.71       11.86
----------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               15.05       11.05       18.97
----------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                    15.86       13.90       14.35
----------------------------------------------------------------------------------
ProFund VP Bear                                      5.80        8.23        6.02
----------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                  6.45        5.00        8.25
----------------------------------------------------------------------------------
ProFund VP UltraBull                                 8.40        5.94       18.67
----------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                       9.34        8.24       14.10
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                        UNIT VALUE
                                                ----------------------------------------------------------
                                                  DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
OPTION 3                                            2006        2005        2004        2003       2002
----------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services                      $  13.68    $  12.02    $  11.63    $  10.95    $  8.65
----------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care                         11.35       11.04       10.45        9.94       7.96
----------------------------------------------------------------------------------------------------------
AIM V.I. Technology                                  9.74        9.03        9.04        8.65       6.59
----------------------------------------------------------------------------------------------------------
All Asset Allocation                                11.26       10.46       10.19        9.60       8.13
----------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                              --          --          --          --         --
----------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                            --          --          --          --         --
----------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                       --          --          --          --         --
----------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                                --          --          --          --         --
----------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                           --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                  --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                     12.02       10.18          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                    13.29       11.73       11.30        9.82       7.93
----------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                     10.66       10.37          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                           --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                                  12.76          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                   11.98       10.93       10.71       10.40         --
----------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                        17.21       14.83       14.55       12.32       9.18
----------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                       26.37          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index                  --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                                --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                    13.08          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                    15.00          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                                  --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Money Market                                     10.27       10.04          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                          9.77        9.27        9.00        8.85       7.74
----------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                           10.67       10.87       11.05       10.79      10.46
----------------------------------------------------------------------------------------------------------
EQ/Small Company Index                                 --          --          --          --         --
----------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                            12.79       11.47       10.78        9.74       7.82
----------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                           --          --          --          --         --
----------------------------------------------------------------------------------------------------------
Franklin Income Securities                          15.01       13.00       13.09       11.77         --
----------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities                14.39       12.58       12.45       11.49         --
----------------------------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                            9.77        9.76        9.86        9.67         --
----------------------------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                         14.01       13.14       11.95       10.37       8.83
----------------------------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                      22.12       15.44       11.98       10.34       7.86
----------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                             19.63       15.31       13.41       10.55       7.94
----------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                      13.62          --          --          --         --
----------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                       11.72       10.88       10.35        9.42       7.84
----------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA               18.31       15.87       14.33       12.34         --
----------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                    13.39       13.10       14.36       13.29      11.89
----------------------------------------------------------------------------------------------------------
ProFund VP Bear                                      6.13        6.78        7.04        8.03         --
----------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                  8.91        8.28        9.20       10.57         --
----------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                                18.95       15.77       15.73       13.74         --
----------------------------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                      13.54       11.43       11.06        9.98       7.92
----------------------------------------------------------------------------------------------------------




B-5 Appendix B: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



-------------------------------------------------------------------------------------
                                                        UNITS OUTSTANDING
                                                -------------------------------------
                                                  DEC.31,    DEC. 31,    DEC. 31,
OPTION 3                                           2009        2008        2007
-------------------------------------------------------------------------------------
AIM V.I. Financial Services                       78,034      79,897      83,028
-------------------------------------------------------------------------------------
AIM V.I. Global Health Care                       92,452     110,759     128,499
-------------------------------------------------------------------------------------
AIM V.I. Technology                               30,791      42,232      41,117
-------------------------------------------------------------------------------------
All Asset Allocation                             174,411     216,521     254,235
-------------------------------------------------------------------------------------
AXA Aggressive Allocation                         37,046      17,830      34,138
-------------------------------------------------------------------------------------
AXA Conservative Allocation                       17,467       5,709          --
-------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                  28,089      15,344       8,553
-------------------------------------------------------------------------------------
AXA Moderate Allocation                          143,749      88,659      50,097
-------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                      98,028      91,336     101,843
-------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth             90,660     119,708     118,648
-------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                  208,484     225,245     249,281
-------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                 270,840     285,462     340,231
-------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                   15,293      27,274      30,193
-------------------------------------------------------------------------------------
EQ/Capital Guardian Research                      68,895      75,551      88,898
-------------------------------------------------------------------------------------
EQ/Core Bond Index                               645,684     554,830     659,415
-------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                 87,045     100,229     110,532
-------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                     404,191     457,808     555,475
-------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                    108,954     119,794     131,877
-------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index            421,835          --          --
-------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                           76,434      85,550     104,475
-------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                 374,126     457,511     524,111
-------------------------------------------------------------------------------------
EQ/Mid Cap Index                                 379,519     447,586     513,390
-------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                            351,453          --          --
-------------------------------------------------------------------------------------
EQ/Money Market                                  696,885     542,948     644,650
-------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                      547,724     616,988     740,646
-------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                        202,811     150,857     119,459
-------------------------------------------------------------------------------------
EQ/Small Company Index                            69,833      89,275      94,407
-------------------------------------------------------------------------------------
EQ/UBS Growth and Income                         192,521     178,458     212,333
-------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                     356,085     387,830     462,277
-------------------------------------------------------------------------------------
Franklin Income Securities                       438,894     516,649     639,433
-------------------------------------------------------------------------------------
Franklin Rising Dividends Securities             109,550     121,162     130,496
-------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                         29,985      31,851      35,889
-------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                      124,266     142,574     157,757
-------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                   345,320     442,783     518,962
-------------------------------------------------------------------------------------
MFS(R) Utilities Series                           91,752      99,733     110,435
-------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                   162,634     172,340     211,992
-------------------------------------------------------------------------------------
Multimanager Small Cap Growth                    228,267     298,509     365,192
-------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA            131,009     151,724     179,536
-------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                 133,700     161,765     170,551
-------------------------------------------------------------------------------------
ProFund VP Bear                                   10,113      20,500       6,114
-------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity               39,524      40,075      56,817
-------------------------------------------------------------------------------------
ProFund VP UltraBull                             162,969     196,300     132,356
-------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                    63,870      95,468     106,061
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                     UNITS OUTSTANDING
                                                ------------------------------------------------------------
                                                   DEC.31,      DEC.31,     DEC. 31,    DEC. 31,    DEC. 31,
OPTION 3                                            2006         2005         2004        2003       2002
------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services                         85,887       93,977       91,928     58,614     19,438
------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health Care                        141,522      160,443      165,597    117,180     31,890
------------------------------------------------------------------------------------------------------------
AIM V.I. Technology                                 60,685       61,622       68,906     40,774     15,037
------------------------------------------------------------------------------------------------------------
All Asset Allocation                               279,059      304,351      329,211    264,065    130,971
------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                               --           --           --         --         --
------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                             --           --           --         --         --
------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                        --           --           --         --         --
------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                                 --           --           --         --         --
------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                            --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Small Cap Growth                   --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity                     66,466       55,843           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income                   393,271      450,085      443,355    210,340     85,624
------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                     25,282       27,434           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                            --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                                 491,298           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions                  147,362      152,240      142,384     19,602         --
------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value                       655,604      745,939      771,937    570,622    312,519
------------------------------------------------------------------------------------------------------------
EQ/Global Multi-Sector Equity                      158,960           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond Index                   --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Large Cap Value PLUS                                 --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                   547,148           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                   478,745           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                                   --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Money Market                                    485,349      525,734           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth                      1,028,742    1,254,424    1,231,095    903,450    322,138
------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                          140,823      163,210      172,435    132,055     58,455
------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                                  --           --           --         --         --
------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                           272,190      284,955      288,655    205,585    116,862
------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                            --           --           --         --         --
------------------------------------------------------------------------------------------------------------
Franklin Income Securities                         136,586      130,576      149,633     53,664         --
------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities               150,943      129,608      127,851     25,163         --
------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                           27,646        6,858        9,328      1,181         --
------------------------------------------------------------------------------------------------------------
Janus Aspen Forty Portfolio                        141,545      137,929      133,787    103,426     40,704
------------------------------------------------------------------------------------------------------------
Janus Aspen Overseas Portfolio                     580,743      582,650      605,704    443,160    191,763
------------------------------------------------------------------------------------------------------------
MFS(R) Utilities Series                            114,401      123,861      108,933     53,404     13,481
------------------------------------------------------------------------------------------------------------
Multimanager Multi-Sector Bond                     247,892           --           --         --         --
------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth                      428,335      462,017      484,221    381,741    174,101
------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA              193,323      212,652      206,632     53,888         --
------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)                   195,938      229,087      267,365    194,076     50,418
------------------------------------------------------------------------------------------------------------
ProFund VP Bear                                     10,309       12,635       12,064      5,843         --
------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity                106,074      120,988      155,028     47,641         --
------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                               144,606      178,819      221,408    131,565         --
------------------------------------------------------------------------------------------------------------
The Universal Institutional Funds, Inc. Global
  Value Equity                                     142,928      137,508      138,208    107,025     96,503
------------------------------------------------------------------------------------------------------------



                                 Appendix B: Condensed financial information B-6

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

MAY 1, 2010


---------------------------------------------------------------------
 ITEM                                                           PAGE
---------------------------------------------------------------------
Additional information about the Company....................... 2
About our independent registered public accounting firm........ 2
Sale of the contracts.......................................... 2
Federal tax status............................................. 2
Financial statements........................................... 4
---------------------------------------------------------------------
If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

MONY Life Insurance Company of America
Policyholder Services
100 Madison Street
Syracuse, New York 13202
1-800-487-6669

www.axaonline.com

Your name
          -------------------------------------------------

Address
          -------------------------------------------------

City                             State                  Zip
     ---------------------------       ----------------     ----------------


Please send me a copy of the MONY America Variable Account A Statement of Additional Information.



                                                                           X2868
                                                                          MLA-VA

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green

Individual Flexible Payment Variable Annuity Contract
Issued by MONY Life Insurance Company of America with variable investment options under MONY America's MONY America Variable Account A


PROSPECTUS DATED MAY 1, 2010


Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, you should read the prospectuses for each Trust, which contain important information about their portfolios.


--------------------------------------------------------------------------------

MONY Life Insurance Company of America (the "Company") issues the flexible payment variable annuity contract described in this prospectus.

This Contract is no longer being sold. This prospectus is used with current contract owners only. We will continue to accept Purchase Payments under existing Contracts. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

You can tell us what to do with your Purchase Payments. You can also tell us what to do with the fund value your Contract may create for you resulting from those Purchase Payments.

You may allocate some or all of your Purchase Payments into the subaccounts. Each subaccount is a subaccount of Separate Account MONY America Variable Account A. Both the value of your Contract before annuitization and the amount of income afterward will depend on the investment performance of the portfolios you select. You bear the investment risk of investing in the portfolios. The subaccounts invest in shares of the following portfolios of AXA Premier VIP Trust, Dreyfus Stock Index Fund, Inc., EQ Advisors Trust, Fidelity Variable Insurance Products (VIP), Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and ProFunds VP (the "Funds").


--------------------------------------------------------------------------------
 SUBACCOUNTS
--------------------------------------------------------------------------------
o All Asset Allocation                  o EQ/Montag & Caldwell Growth
o AXA Aggressive Allocation(1)          o EQ/Morgan Stanley Mid Cap Growth(2)
o AXA Conservative Allocation(1)        o EQ/PIMCO Ultra Short Bond
o AXA Conservative-Plus Allocation(1)   o EQ/Quality Bond PLUS
o AXA Moderate Allocation(1)            o EQ/T. Rowe Price Growth Stock
o AXA Moderate-Plus Allocation(1)       o EQ/UBS Growth and Income
o Dreyfus Stock Index                   o Fidelity VIP Contrafund(R)
o EQ/BlackRock Basic Value Equity       o Franklin Income Securities
o EQ/Boston Advisors Equity Income      o Franklin Rising Dividends Securities
o EQ/Calvert Socially Responsible       o Franklin Zero Coupon 2010
o EQ/Capital Guardian Research          o Janus Aspen Balanced Portfolio
o EQ/Core Bond Index                    o Janus Aspen Enterprise Portfolio
o EQ/Equity Growth PLUS                 o Janus Aspen Forty Portfolio
o EQ/GAMCO Mergers and Acquisitions     o Janus Aspen Worldwide Portfolio
o EQ/GAMCO Small Company Value          o Multimanager Small Cap Growth
o EQ/Intermediate Government Bond       o Oppenheimer Global Securities
  Index                                   Fund/VA
o EQ/International Growth               o PIMCO VIT Global Bond (Unhedged)
o EQ/Lord Abbett Growth and Income      o ProFund VP Bear
o EQ/Mid Cap Index                      o ProFund VP Rising Rates Opportunity
o EQ/Mid Cap Value PLUS                 o ProFund VP UltraBull
o EQ/Money Market
--------------------------------------------------------------------------------


NOT ALL OF THESE PORTFOLIOS MAY BE AVAILABLE IN ALL STATES OR ALL MARKETS.


(1)  The "AXA Allocation" portfolios.

(2) This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this prospectus for the variable investment option's former name.


You may also allocate some or all of your Purchase Payments and fund value into our Guaranteed Interest Account with Market Value Adjustment, which is discussed later in this Prospectus.

Among the many terms of the Guaranteed Interest Account with Market Value Adjustment are:

o Guaranteed interest to be credited for specific periods (referred to as "Accumulation Periods").

o Three (3), five (5), seven (7), and ten (10) year Accumulation Periods are available. The one (1) year Accumulation Period is limited to the following states: Maryland, the Commonwealth of Massachusetts, New Jersey, Oklahoma, Oregon, the Commonwealth of Pennsylvania, South Carolina, Texas, and Washington.

o Interest will be credited for the entire Accumulation Period on a daily basis. Different rates apply to each Accumulation Period and are determined by the Company from time to time at its sole discretion.

o A market value adjustment may be charged if part or all of the Guaranteed Interest Account with Market Value Adjustment is surrendered or transferred before the end of the Accumulation Period.


o Contract owners should carefully consider the information contained in this prospectus before allocating Purchase Payments or Fund Values to the Guaranteed Interest Account with Market Value Adjustment offered herein.


--------------------------------------------------------------------------------
These are only some of the terms of the Guaranteed Interest Account with Market Value Adjustment. Please read this prospectus carefully for more complete details of the contract.
--------------------------------------------------------------------------------


A Statement of Additional Information dated May 1, 2010 containing additional information about the contract is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request. You may request one by writing to our processing office located at MONY Life Insurance Company of America, Policyholder Services,100 Madison Street, Syracuse, New York 13202, or by telephoning 1-800-487-6669 or by accessing the SEC's website at www.sec.gov. The table of contents of the Statement of Additional Information can be found in the back of this prospectus.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


IF                                                                        x02866
                                                                          MLA-CM

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Table of contents


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--------------------------------------------------------------------------------
1. SUMMARY OF THE CONTRACT                                                     1
--------------------------------------------------------------------------------
Definitions                                                                    1
Purpose of the Contract                                                        1
Purchase Payments and fund value                                               1
Minimum Purchase Payments                                                      1
MONY America Variable Account A                                                1
Guaranteed Interest Account with Market Value Adjustment                       2
The Accumulation Periods                                                       2
Crediting of interest                                                          2
The Market Value Adjustment                                                    2
Transfer of fund value                                                         3
Contract loans                                                                 3
Surrender                                                                      3
Charges and deductions                                                         3
Right to return contract provision                                             3
Death benefit                                                                  3
Fee tables                                                                     4
Example                                                                        4
Other contracts                                                                6
Condensed financial information                                                6



--------------------------------------------------------------------------------
2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?                              7
--------------------------------------------------------------------------------
MONY Life Insurance Company of America                                         7
How to reach us                                                                7
MONY America Variable Account A                                                8



--------------------------------------------------------------------------------
3. THE FUNDS                                                                   9
--------------------------------------------------------------------------------
Purchase of portfolio shares by MONY America Variable
     Account A                                                                13



--------------------------------------------------------------------------------
4. DETAILED INFORMATION ABOUT THE CONTRACT                                    14
--------------------------------------------------------------------------------
Payment and allocation of Purchase Payments                                   14
Telephone/fax/web transactions                                                18
Disruptive transfer activity                                                  18
Termination of the Contract                                                   19

i  Table of contents

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--------------------------------------------------------------------------------
5. DESCRIPTION OF THE GUARANTEED INTEREST ACCOUNT WITH MARKET
   VALUE ADJUSTMENT                                                           20
--------------------------------------------------------------------------------
General                                                                       20
Guaranteed Interest Account with Market Value Adjustment                      20
Allocations to the Guaranteed Interest Account with
     Market Value Adjustment                                                  20
Specified interest rates and the accumulation periods                         20
Surrenders, transfers or loans                                                22
The Market Value Adjustment                                                   22
Investments                                                                   23



--------------------------------------------------------------------------------
6. SURRENDERS                                                                 24
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
7. LOANS                                                                      25
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
8. DEATH BENEFIT                                                              26
--------------------------------------------------------------------------------
Death benefit provided by the Contract                                        26
Enhanced death benefit options                                                26
Election and effective date of election                                       27
Payment of death benefit                                                      27



--------------------------------------------------------------------------------
9. CHARGES AND DEDUCTIONS                                                     28
--------------------------------------------------------------------------------
Deductions from Purchase Payments                                             28
Charges against Fund Value                                                    28
Deductions from Fund Value                                                    29



--------------------------------------------------------------------------------
10. ANNUITY PROVISIONS                                                        31
--------------------------------------------------------------------------------
Annuity payments                                                              31
Election and change of settlement option                                      31
Settlement options                                                            31
Frequency of annuity payments                                                 32
Additional provisions                                                         32
Guaranteed Interest Account at annuitization                                  32



--------------------------------------------------------------------------------
11. OTHER PROVISIONS                                                          33
--------------------------------------------------------------------------------
Ownership                                                                     33
Provision required by Section 72(s) of the Code                               33
Provision required by Section 401(a)(9) of the Code                           33
Secondary annuitant                                                           34
Assignment                                                                    34
Change of beneficiary                                                         34
Substitution of securities                                                    34
Changes to Contracts                                                          34
Change in operation of MONY America Variable Account A                        35



--------------------------------------------------------------------------------
12. VOTING RIGHTS                                                             36
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
13. DISTRIBUTION OF THE CONTRACTS                                             37
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
14. FEDERAL TAX STATUS                                                        39
--------------------------------------------------------------------------------
Introduction                                                                  39

Special rule for conversions to Roth IRA in 2010                              39

Taxation of annuities in general                                              39
Retirement plans                                                              40
Tax treatment of the Company                                                  40



--------------------------------------------------------------------------------
15. ADDITIONAL INFORMATION AND INCORPORATION OF
    CERTAIN INFORMATION BY REFERENCE                                          41
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
16. LEGAL PROCEEDINGS                                                         42
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
17. FINANCIAL STATEMENTS                                                      43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------
A -- Condensed financial information                                         A-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                           Table of contents  ii

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Contents of this Prospectus (Cont'd.)



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                                AAA 1-3
AXA Conservative Allocation                                              ACA 1-3
AXA Conservative-Plus Allocation                                        ACPA 1-3
AXA Moderate Allocation                                                  AMA 1-3
AXA Moderate-Plus Allocation                                            AMPA 1-3
Multimanager Small Cap Growth                                          MMSCG 1-4
All Asset Allocation                                                    EQAA 1-4
EQ/BlackRock Basic Value Equity                                        EQBBV 1-3
EQ/Boston Advisors Equity Income                                      EQBAEI 1-3
EQ/Calvert Socially Responsible                                        EQCSR 1-4
EQ/Capital Guardian Research                                           EQCGR 1-3
EQ/Core Bond Index                                                     EQCBI 1-3
EQ/Equity Growth PLUS                                                  EQEGP 1-4
EQ/GAMCO Mergers and Acquisitions                                      EQGMA 1-4
EQ/GAMCO Small Company Value                                          EQGSCV 1-3
EQ/Intermediate Government Bond Index                                 EQIGBI 1-3
EQ/International Growth                                                 EQIG 1-3
EQ/Lord Abbett Growth and Income                                      EQLAGI 1-3
EQ/Mid Cap Index                                                       EQMCI 1-3
EQ/Mid Cap Value PLUS                                                 EQMCVP 1-4
EQ/Money Market                                                         EQMM 1-3
EQ/Montag & Caldwell Growth                                            EQMCG 1-3
EQ/Morgan Stanley Mid Cap Growth                                       EQMSG 1-3
EQ/PIMCO Ultra Short Bond                                              EQPUS 1-3
EQ/Quality Bond PLUS                                                   EQQBP 1-4
EQ/T.Rowe Price Growth Stock                                           EQTGS 1-3
EQ/UBS Growth and Income                                               EQUGI 1-3


ii-a  Contents of this Prospectus (Cont'd.)

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1. Summary of the Contract


--------------------------------------------------------------------------------

This summary provides you with a brief overview of the more important aspects of your Contract, including the Guaranteed Interest Account with Market Value Adjustment. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this summary and in your Contract. This summary and the entire prospectus will describe the part of the contract involving MONY America Variable Account A. The prospectus also briefly will describe the Guaranteed Interest Account with Market Value Adjustment and the portfolios offered by AXA Premier VIP Trust, Dreyfus Stock Index Fund, Inc., EQ Advisors Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust and ProFunds VP. See applicable Fund prospectuses for more detailed information about the portfolios offered by the Funds.

DEFINITIONS

--------------------------------------------------------------------------------
Specialized terms will be defined on the page where they first appear enclosed in a box.
--------------------------------------------------------------------------------

PURPOSE OF THE CONTRACT

The Contract is an Individual Flexible Payment Variable Annuity Contract (the "Contract" or "Contracts"). As of January 31, 2005, we no longer offer this Contract. We will continue to accept Purchase Payments under existing Contracts.

The Contract is designed to allow an owner to make Purchase Payments to the Company under the Contract. Those Purchase Payments are allocated at the owner's choice among the subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment. Those Purchase Payments can accumulate for a period of time and create fund value for the owner. The owner can choose the length of time that such Purchase Payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon that accumulated fund value.

An owner may use the Contract's design to accumulate fund value for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the "Qualified Plans") may qualify for federal income tax advantages available under certain Sections of the Internal Revenue Code (the "Code"), Sections 401, 403 (other than Section 403(b)), 408, 408A and 457, for example.

--------------------------------------------------------------------------------
QUALIFIED PLANS -- Retirement plans that may receive favorable tax treatment under certain Sections of the Internal Revenue Code.

QUALIFIED CONTRACTS -- Contracts issued under Qualified Plans.

NON-QUALIFIED CONTRACTS -- Contracts not issued under Qualified Plans.
--------------------------------------------------------------------

The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund value before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge and a market value adjustment. The market value adjustment will not apply to Contracts issued in certain states. It may also be subject to income and other taxes.


PURCHASE PAYMENTS AND FUND VALUE

You may allocate your Purchase Payments to one or more of the subaccounts of MONY America Variable Account A that are available under the Contract and/or to the Guaranteed Interest Account with Market Value Adjustment. The Purchase Payments you allocate among the various subaccounts of MONY America Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the Purchase Payments you allocate to any of the subaccounts of MONY America Variable Account A will increase or that the Purchase Payments you make will not lose value.


MINIMUM PURCHASE PAYMENTS

The minimum Purchase Payment for individuals varies depending upon the purchaser of the Contract and the method of paying the Purchase Payments. See "Payment and allocation of Purchase Payments."

Additional Purchase Payments may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50. (See "Issuance of the Contract.") The Company may change this requirement in the future.


MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of MONY Life Insurance Company of America (the "Company"). MONY America Variable Account A's assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

The subaccounts of MONY America Variable Account A invest in shares of the Funds at their net asset value. (See "The Funds.") Owners bear the entire investment risk for all amounts allocated to MONY America Variable Account A subaccounts.

--------------------------------------------------------------------------------
FUND -- Any open-end management investment company or unit investment trust in which a subaccount invests.

OWNER -- The person so designated in the application to whom all rights, benefits, options and privileges apply while the Annuitant is living. If a Contract has been absolutely assigned, the assignee becomes the Owner.

PURCHASE PAYMENT -- An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

NET PURCHASE PAYMENT -- Purchase Payment less any applicable tax charges.
--------------------------------------------------------------------------------

                                                      Summary of the Contract  1

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GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is part of the Company's General Account. It consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company. Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at rates guaranteed by the Company for specified periods. (See "Description of the Guaranteed Interest Account with Market Value Adjustment.")

The Guaranteed Interest Account with Market Value Adjustment is designed to provide you with an opportunity to receive a guaranteed fixed rate of interest. You can choose the period of time over which the guaranteed fixed rate of interest will be paid. That period of time is known as the Accumulation Period.


The Guaranteed Interest Account with Market Value Adjustment is also designed to provide you with the opportunity to transfer part or all of the Guaranteed Interest Account with Market Value Adjustment to the Subaccounts available to you under the Contract. It is also designed to provide you with the opportunity to surrender part or all of the Guaranteed Interest Account with Market Value Adjustment before the end of the Accumulation Period. If you ask us to transfer or surrender part or all of the Guaranteed Interest Account, we may apply a market value adjustment ("MVA"). This adjustment may be positive, negative, or zero.


THE ACCUMULATION PERIODS

There are 4 different Accumulation Periods currently available: a 3-year Accumulation Period, a 5-year Accumulation Period, a 7-year Accumulation Period, and a 10-year Accumulation Period. Certain states limit contracts to a 1-year Accumulation Period. You may allocate initial or additional Purchase Payments made under the Contract to one or more Accumulation Periods. You may also ask us to transfer Fund Values from the Subaccounts available under the Contract to one or more of the Accumulation Periods. There is no minimum amount required for allocation or transfer to an Accumulation Period. (See "Allocations to the Guaranteed Interest Account with Market Value Adjustment.")

Each Accumulation Period starts on the Business Day that falls on, or next follows, the date on which allocations are made and Purchase Payments are received or Fund Values are transferred. Each Accumulation Period ends on the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period (the "Maturity Date"). This means that the Accumulation Period for a 3, 5, 7 or 10 year Accumulation Period may be up to 31 days shorter than 3, 5, 7 or 10 years, respectively. (See "Specified interest rates and the accumulation periods.")

CREDITING OF INTEREST

The Company will credit amounts allocated to an Accumulation Period with interest at an annual rate not less than 3.50%. This interest rate is referred to as the Specified Interest Rate. It will be credited for the duration of the Accumulation Period. Specified Interest Rates for each Accumulation Period are declared periodically at the sole discretion of the Company. (See "Specified interest rates and the accumulation periods.")

At least 15 days and at most 45 days prior to the Maturity Date of an Accumulation Period, Owners having Fund Values allocated to such Accumulation Periods will be notified of the impending Maturity Date. Owners will then have the option of directing the surrender or transfer (including transfers for the purpose of obtaining a Loan) of the Fund Value within 30 days before the end of the Accumulation Period without application of any MVA.

The Specified Interest Rate will be credited to amounts allocated to an Accumulation Period, so long as such allocations are neither surrendered nor transferred prior to the Maturity Date for the Allocation Period. The Specified Interest Rate is credited daily, providing an annual effective yield. (See "Specified interest rates and the accumulation periods.")


THE MARKET VALUE ADJUSTMENT

Amounts that are surrendered or transferred (including transfers for the purpose of obtaining a Loan) from an Accumulation Period more than 30 days before the Maturity Date will be subject to an MVA. An MVA will not apply upon payment of a death benefit upon the death of the annuitant. The MVA is determined through the use of a factor, which is known as the MVA Factor. This factor is discussed in detail in the section entitled "The Market Value Adjustment." The MVA could cause an increase or decrease or no change at all in the amount of the distribution from an Accumulation Period.

A market value adjustment will be imposed on transfers or surrenders (partial or full) from the Guaranteed Interest Account with Market Value Adjustment in most states. A MARKET VALUE ADJUSTMENT WILL NOT BE IMPOSED ON CONTRACTS ISSUED IN THE STATES OF MARYLAND, THE COMMONWEALTH OF MASSACHUSETTS, NEW JERSEY, OKLAHOMA, OREGON, THE COMMONWEALTH OF PENNSYLVANIA, SOUTH CAROLINA, TEXAS AND WASHINGTON; HOWEVER, RESTRICTIONS ON TRANSFERS APPLY IN THESE STATES. The adjustment can be either


2  Summary of the Contract

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a positive or negative adjustment. No adjustment is made for the amount withdrawn or transferred within 30 days before the end of the accumulation period.

--------------------------------------------------------------------------------
FUND VALUE -- The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, the Guaranteed Interest Account with Market Value Adjustment, and the Loan Account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), the Guaranteed Interest Account with Market Value Adjustment, and the Loan Account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, the Guaranteed Interest Account with Market Value Adjustment or the Loan Account, as the context requires.

BUSINESS DAY -- Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions.

MONTHLY CONTRACT ANNIVERSARY -- The date of each month corresponding to the Effective Date of the Contract. For example, for a Contract with a June 15 Effective Date, the Monthly Contract Anniversary is the 15th of each month. If a Contract's Effective Date falls on the 29th, 30th or 31st day of a month, the Monthly Contract Anniversary will be the earlier of that day or the last day of the particular month in question.
--------------------------------------------------------------------------------

TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts and to or from the Guaranteed Interest Account with Market Value Adjustment. Transfers from the Guaranteed Interest Account with Market Value Adjustment may be subject to a Market Value Adjustment for contracts issued in certain states. Transfers may be made by telephone, facsimile or via the web if the proper form has been completed, signed, and received by the Company at its Operations Center. See the cover page for how to contact the Operations Center. (See "Transfers.")


CONTRACT LOANS

Under certain qualified contracts, you may borrow up to 50% of your Contract's Fund Value from the Company. Your Contract will be the only security required for the loan. Contracts issued to 401(k) plans are generally the only Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company's General Account.

We will charge you interest on the amount borrowed. If you do not pay the interest when due, the amount due will be borrowed from the Contract's Fund Value.

SURRENDER

You may surrender all or part of the Contract at any time and receive its cash value while the Annuitant is alive prior to the annuity starting date. We may impose a surrender charge and market value adjustment (if applicable). The amounts you receive upon surrender may be subject to income taxes and a 10% penalty tax if you are younger than 59-1/2 at the time of surrender. (See "Federal tax status.")

CHARGES AND DEDUCTIONS

The Contract provides for the deduction of various charges and expenses from the Fund Value of the Contract.

RIGHT TO RETURN CONTRACT PROVISION

This information is no longer applicable, as these contracts are no longer available to new purchasers.

You have the right to examine the Contract when you receive it. You may return the Contract for any reason during the "right to return contract period" (usually within ten days from the day you receive it. You will receive a refund of the Purchase Payments received by the Company, less any partial surrender you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.

DEATH BENEFIT

If the Annuitant (and the Secondary Annuitant, if any) dies before the annuity starting date a death benefit will be payable to the Beneficiary. Under certain circumstances, an enhanced death benefit may be payable. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See "Death benefit" and "Enhanced death benefit.")

--------------------------------------------------------------------------------
ANNUITANT -- The person upon whose continuation of life any annuity payment depends.

SECONDARY ANNUITANT -- The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

BENEFICIARY -- The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.

ANNUITY STARTING DATE -- Attainment of age 95, or at the discretion of the
Owner of the Contract, a date that is at least ten years from the Effective
Date of the Contract.
--------------------------------------------------------------------------------

                                                      Summary of the Contract  3

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FEE TABLES


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, transfer Fund Value between investment options, or for Contracts funding 401(k) plans only, take a loan. A charge for taxes may also be deducted.


------------------------------------------------------------------------------------------------------------------------------------
 OWNER TRANSACTION EXPENSES:
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales load (surrender charge)
(as a percentage of Purchase Payments surrendered)                              7.00%(1)
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread (effective annual rate)                                    2.50%(2)
------------------------------------------------------------------------------------------------------------------------------------
Maximum transfer charge                                                         $  25(3)
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
Maximum annual contract charge                                                  $  50(4)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE ANNUAL FUND VALUE IN MONY AMERICA VARIABLE ACCOUNT A):
------------------------------------------------------------------------------------------------------------------------------------
Maximum mortality and expense risk fees                                         1.35%(5)
------------------------------------------------------------------------------------------------------------------------------------
Total separate account annual expenses                                          1.35%(5)
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(1) The surrender charge percentage, which reduces to zero, is determined under a surrender charge schedule. (See "Deductions from fund value -- Amount of surrender charge.") "The surrender charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of surrender charge. (See "Charges against fund value -- Free partial surrender amount.")

(2) The loan interest spread is the difference between the amount of interest we charge on loans and the amount of interest we credit to amounts held in the loan account to secure loans.

(3) The transfer charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer, which will not exceed $25 (except for Contracts issued in the states of South Carolina and Texas where it will not exceed $10). (See "Charges against fund value -- Transfer charge.")

(4) The annual contract charge is currently $0. However, the Company may in the future change the amount of the charge to an amount not exceeding $50 per contract year (except for contracts issued in the states of Maryland, Massachusetts, New Jersey, Oklahoma, Oregon, Commonwealth of Pennsylvania, South Carolina, Texas and Washington where the charge may not exceed $30). (See "Charges against fund value -- Annual contract charge.")


(5) The mortality and expense risk charge is deducted daily equivalent to a current annual rate of 1.35% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35%) from the value of the net assets of MONY America Variable Account A.

The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2009. You may pay portfolio company operating expenses periodically during the time that you own the Contract. Certain variable investment options invest in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). More detail concerning each Fund portfolio company's fees and expenses is contained in the prospectus for each portfolio.




------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ANNUAL FUND PORTFOLIO OPERATING EXPENSES                                        MINIMUM        MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted           0.29%          1.78%
from portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses)(*)
------------------------------------------------------------------------------------------------------------------------------------



(*) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. In addition, the "Minimum" represents the total annual operating expenses of the Dreyfus Stock Index Fund - Initial Shares. The "Maximum" represents the total annual operating expenses of the ProFund VP UltraBull Portfolio.



EXAMPLE


This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, separate account annual expenses, and Fund fees and expenses for the year ended December 31, 2009.

The example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year. The example assumes the maximum contract charges and annual expenses of any of the Fund portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



4 Summary of the Contract

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1.   a.   If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund portfolios):


------------------------------------------------------------------------------------------------------------------------------------
     1 YEAR                              3 YEARS                              5 YEARS                              10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
     $1,004                              $1,675                               $2,361                               $3,889
------------------------------------------------------------------------------------------------------------------------------------


     b. If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund portfolios):


------------------------------------------------------------------------------------------------------------------------------------
     1 YEAR                              3 YEARS                              5 YEARS                              10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
      $865                               $1,259                               $1,669                               $2,472
------------------------------------------------------------------------------------------------------------------------------------


2.   a.   If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):


------------------------------------------------------------------------------------------------------------------------------------
     1 YEAR                              3 YEARS                              5 YEARS                              10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
      $365                               $1,112                               $1,878                               $3,889
------------------------------------------------------------------------------------------------------------------------------------


     b. If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):


------------------------------------------------------------------------------------------------------------------------------------
     1 YEAR                              3 YEARS                              5 YEARS                              10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
      $217                                $670                                $1,149                               $2,472
------------------------------------------------------------------------------------------------------------------------------------


3.   a.   If you annuitize your Contract and the proceeds are settled under
          Settlement Options 3 or 3A (life income with annuity options) (assuming maximum fees and expenses of any of the Fund portfolios):


------------------------------------------------------------------------------------------------------------------------------------
     1 YEAR                              3 YEARS                              5 YEARS                              10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
     $1,004                              $1,112                               $1,878                               $3,889
------------------------------------------------------------------------------------------------------------------------------------


     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming minimum fees and expenses of any of the Fund portfolios):


------------------------------------------------------------------------------------------------------------------------------------
     1 YEAR                              3 YEARS                              5 YEARS                              10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
      $865                                $670                                $1,149                               $2,472
------------------------------------------------------------------------------------------------------------------------------------


4.   a.   If you annuitize your Contract and the proceeds are settled under
          Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming maximum fees and expenses of any of the Fund portfolios):


------------------------------------------------------------------------------------------------------------------------------------
     1 YEAR                              3 YEARS                              5 YEARS                              10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
     $1,004                              $1,675                               $2,361                               $3,889
------------------------------------------------------------------------------------------------------------------------------------


     b. If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2 or 4 (annuity income without life contingencies) (assuming minimum fees and expenses of any of the Fund portfolios):


------------------------------------------------------------------------------------------------------------------------------------
     1 YEAR                              3 YEARS                              5 YEARS                              10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
      $865                               $1,259                               $1,669                               $2,472
------------------------------------------------------------------------------------------------------------------------------------


For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. (See "Charges and Deductions.") On and after the annuity starting date, different fees and charges will apply.


                                                       Summary of the Contract 5

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OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through the same distributor. Upon request, your registered representative can show you information regarding other annuity contracts that he or she distributes. You can also contact us to find out more about any of MONY Life Insurance Company of America annuity contracts.


CONDENSED FINANCIAL INFORMATION


Please see Appendix A at the end of this prospectus for the unit values and the number of units outstanding as of the end of the period shown for each of the variable investment options available as of December 31, 2009.



6 Summary of the Contract

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2. Who is MONY Life Insurance Company of America?


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MONY LIFE INSURANCE COMPANY OF AMERICA
We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. AXA Equitable Financial Services, LLC, and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the contracts. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, the U.S. Virgin Islands and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your Contract or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone/ Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:





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 FOR CORRESPONDENCE WITH CHECKS:
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FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:
     MONY Life Insurance Company of America
     P.O. Box 5064
     New York, NY 10087-5064

FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     JPMorgan Chase - Lockbox Processing
     Lockbox - MONY Life Insurance Company of America - LBX 5064
     4 Chase Metrotech Center
     7th Floor East
     Brooklyn, NY 11245


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 FOR CORRESPONDENCE WITHOUT CHECKS:
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FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:
     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202


Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 100 Madison Street, Syracuse, New York 13202.



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 BY TOLL-FREE PHONE:
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Customer service representatives are available weekdays from 9:00 a.m. to 5:00 p.m., Eastern Time at 1-800-487-6669.



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 BY INTERNET:
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Clients may access Online Account Access by visiting our Website at www.axa-equitable.com. Our Website provides access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).


You can also change your allocation percentages, transfer among investment options, make a payment, and/or change your address (1) by toll-free phone, (2) over the Internet, through Online Account Access, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or internet, see "Telephone/fax/web transactions" later in this prospectus.


                               Who is MONY Life Insurance Company of America?  7

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MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A is a separate investment account of the Company. Presently, only Purchase Payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY America Variable Account A. The assets in MONY America Variable Account A are kept separate from the General Account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account A. The Company is required to keep assets in MONY America Variable Account A that equal the total market value of the contract liabilities funded by MONY America Variable Account A. Realized or unrealized income gains or losses of MONY America Variable Account A are credited or charged against MONY America Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY America Variable Account A. MONY America Variable Account A assets are not chargeable with liabilities of the Company's other businesses. The assets of MONY America Variable Account A are, however, available to cover the liabilities of the Company's General Account to the extent that the assets of MONY America Variable Account A exceed the liabilities of the Contracts supported by it. The amount of some of our obligations under the Contracts is based on the assets in MONY America Variable Account A. However, the obligations themselves are obligations of the Company.

MONY America Variable Account A was authorized by the Board of Directors of the Company and established under Arizona law on March 27, 1987. MONY America Variable Account A is registered under the Investment Company Act of 1940 (the "1940 Act") and is registered and classified under that act as a "unit investment trust". The SEC, however, does not manage or supervise the Company or MONY America Variable Account A. Although MONY America Variable Account A is registered, the Securities and Exchange Commission (the "SEC") does not monitor the activity of MONY America Variable Account A on a daily basis. The Company is not required to register, and is not registered, as an investment company under the "1940 Act". A unit investment trust is a type of investment company. For state law purposes, MONY America Variable Account A is treated as a part or division of the Company.


MONY America Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the EQ/Core Bond Index Subaccount invests solely in shares of the EQ/Core Bond Index Portfolio of the EQ Advisors Trust. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, we reserve the right, in compliance with the laws that apply, to establish additional subaccounts; eliminate subaccounts; combine any two or more subaccounts; transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any subaccount to another subaccount; restrict or eliminate any voting rights as to the MONY America Variable Account A; and cause one or more subaccounts to invest some or all of their assets in one or more other trusts or investment companies of MONY America Variable Account A if marketing needs, tax conditions, or investment conditions warrant. Future subaccounts may invest in other portfolios of the Funds or in other securities, as permitted by applicable law. Any new subaccounts may be made available to existing contracts on a basis to be determined by us. If any of these changes are made, we may, by appropriate endorsement, change the Contract to reflect the change.



8  Who is MONY Life Insurance Company of America?

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3. The Funds


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Each available subaccount of MONY America Variable Account A will invest only in the shares of the Funds. The Funds are registered with the SEC under the 1940 Act. The Funds, or any of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law. Not all Funds may be available in all states or in all markets.

You should note that some portfolios have objectives and strategies that are substantially similar to those of certain funds that are purchased directly rather than under a variable insurance product such as the Contract. These portfolios may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include fees; the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.

The AXA Allocation Portfolios offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable Life Insurance Company ("AXA Equitable"), the investment manager of the AXA Premier VIP Trust and EQ Advisors Trust. AXA Advisors, LLC, an affiliated broker-dealer of the Company, may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of this Contract, that contract owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your Contract. Please see "Payment and allocation of Purchase Payments" in "Detailed information about the Contract" for more information about your role in managing your allocations.


For some portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the investment manager or sub-adviser(s), as applicable, for each portfolio.



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 AXA PREMIER VIP TRUST                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME                SHARE CLASS     OBJECTIVE                                   APPLICABLE)
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AXA AGGRESSIVE ALLOCATION*     Class B         Seeks long-term capital appreciation.       o AXA Equitable
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AXA CONSERVATIVE ALLOCATION*   Class B         Seeks a high level of current income.       o AXA Equitable
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AXA CONSERVATIVE-PLUS          Class B         Seeks current income and growth of capi-    o AXA Equitable
 ALLOCATION*                                   tal, with a greater emphasis on current
                                               income.
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AXA MODERATE ALLOCATION*       Class B         Seeks long-term capital appreciation and    o AXA Equitable
                                               current income.
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AXA MODERATE-PLUS              Class B         Seeks long-term capital appreciation and    o AXA Equitable
 ALLOCATION*                                   current income, with a greater emphasis
                                               on capital appreciation.
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MULTIMANAGER SMALL CAP         Class B         Seeks long-term growth of capital.          o AXA Equitable
 GROWTH                                                                                    o BlackRock Investment Management, LLC
                                                                                           o Eagle Asset Management, Inc.
                                                                                           o Wells Capital Management Inc.
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 EQ ADVISORS TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME                SHARE CLASS     OBJECTIVE                                   AS APPLICABLE)
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ALL ASSET ALLOCATION           Class IB        Seeks long-term capital appreciation and    o AXA Equitable
                                               current income.
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EQ/BLACKROCK BASIC VALUE       Class IB        Seeks to achieve capital appreciation and   o BlackRock Investment Management, LLC
 EQUITY                                        secondarily, income.
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                                                                      The Funds
9

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 EQ ADVISORS TRUST                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME               SHARE CLASS     OBJECTIVE                                   AS APPLICABLE)
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EQ/BOSTON ADVISORS EQUITY     Class IB        Seeks a combination of growth and            o Boston Advisors, LLC
 INCOME                                       income to achieve an above-average and
                                              consistent total return.
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EQ/CALVERT SOCIALLY           Class IA        Seeks to achieve long-term capital appre-    o Bridgeway Capital Management, Inc.
 RESPONSIBLE                                  ciation.                                     o Calvert Asset Management Company, Inc.
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EQ/CAPITAL GUARDIAN RESEARCH  Class IA        Seeks to achieve long-term growth of         o Capital Guardian Trust Company
                                              capital.
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EQ/CORE BOND INDEX            Class IA        Seeks to achieve a total return before       o SSgA Funds Management, Inc.
                                              expenses that approximates the total
                                              return performance of the Barclays Capi-
                                              tal U.S. Aggregate Bond Index, including
                                              reinvestment of dividends, at a risk level
                                              consistent with that of the Barclays Capi-
                                              tal U.S. Aggregate Bond Index.
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EQ/EQUITY GROWTH PLUS         Class IB        Seeks to achieve long-term growth of         o AXA Equitable
                                              capital.                                     o BlackRock Capital Management, Inc.
                                                                                           o BlackRock Investment Management, LLC
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EQ/GAMCO MERGERS AND ACQUI-   Class IB        Seeks to achieve capital appreciation.       o GAMCO Asset Management, Inc.
 SITIONS
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EQ/GAMCO SMALL COMPANY        Class IB        Seeks to maximize capital appreciation.      o GAMCO Asset Management, Inc.
 VALUE
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EQ/INTERMEDIATE GOVERNMENT    Class IA        Seeks to achieve a total return before       o SSgA Funds Management, Inc.
 BOND INDEX                                   expenses that approximates the total
                                              return performance of the Barclays Capi-
                                              tal Intermediate U.S. Government Bond
                                              Index, including reinvestment of divi-
                                              dends, at a risk level consistent with that
                                              of the Barclays Capital Intermediate U.S.
                                              Government Bond Index.
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EQ/INTERNATIONAL GROWTH       Class IB        Seeks to achieve capital appreciation.       o MFS Investment Management
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EQ/LORD ABBETT GROWTH AND     Class IA        Seeks to achieve capital appreciation and    o Lord, Abbett & Co. LLC
 INCOME                                       growth of income without excessive fluc-
                                              tuation in market value.
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EQ/MID CAP INDEX              Class IA        Seeks to achieve a total return before       o SSgA Funds Management, Inc.
                                              expenses that approximates the total
                                              return performance of the S&P Mid Cap
                                              400 Index, including reinvestment of
                                              dividends, at a risk level consistent with
                                              that of the S&P Mid Cap 400 Index.
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EQ/MID CAP VALUE PLUS         Class IA        Seeks to achieve long-term capital appre-    o AXA Equitable
                                              ciation.                                     o BlackRock Investment Management, LLC
                                                                                           o Wellington Management Company, LLP
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EQ/MONEY MARKET               Class IA        Seeks to obtain a high level of current      o The Dreyfus Corporation
                                              income, preserve its assets and maintain
                                              liquidity.
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10 The Funds

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 EQ ADVISORS TRUST                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME                 SHARE CLASS    OBJECTIVE                                   AS APPLICABLE)
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EQ/MONTAG & CALDWELL            Class IB       Seeks to achieve capital appreciation.      o Montag & Caldwell, Inc.
 GROWTH
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EQ/MORGAN STANLEY MID CAP       Class IA       Seeks to achieve capital growth.            o Morgan Stanley Investment Management
 GROWTH**                                                                                    Inc.
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EQ/PIMCO ULTRA SHORT BOND       Class IB       Seeks to generate a return in excess of     o Pacific Investment Management Company,
                                               traditional money market products while       LLC
                                               maintaining an emphasis on preservation
                                               of capital and liquidity.
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EQ/QUALITY BOND PLUS            Class IB       Seeks to achieve high current income        o AllianceBernstein L.P.
                                               consistent with moderate risk to capital.
                                                                                           o AXA Equitable
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EQ/T. ROWE PRICE GROWTH STOCK   Class IB                                                   o SSgA Funds Management, Inc.
                                               Seeks to achieve long-term capital appre-   o T. Rowe Price Associates, Inc.
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EQ/UBS GROWTH AND INCOME        Class IB       ciation and secondarily, income.
                                               Seeks to achieve total return through       o UBS Global Asset Management
                                               capital appreciation with income as a         (Americas) Inc.
                                               secondary consideration.
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 DREYFUS STOCK INDEX FUND, INC.
 -- INITIAL SHARES
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DREYFUS STOCK INDEX FUND, INC.                 The fund seeks to match the total return    o The Dreyfus Corporation (the index fund
                                               of the Standard & Poor's 500 Composite        manager is Mellon Capital Management
                                               Stock Price Index.                            Corporation)
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 FIDELITY(R) VARIABLE INSURANCE                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PRODUCTS (VIP) - SERVICE CLASS                OBJECTIVE                                   APPLICABLE)
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FIDELITY(R) VIP CONTRAFUND(R)                  Seeks long-term capital appreciation.       o Fidelity Management Research (FMR)
 PORTFOLIO
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 FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST -
 CLASS 2                                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME                                OBJECTIVE                                   APPLICABLE)
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FRANKLIN INCOME SECURITIES                     The Fund's investment goal is to maxi-      o Franklin Advisers, Inc.
 FUND                                          mize income while maintaining prospects
                                               for capital appreciation.
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FRANKLIN RISING DIVIDENDS                      Seeks long-term capital appreciation,       o Franklin Advisory Services, LLC
 SECURITIES FUND                               with preservation of capital as an impor-
                                               tant consideration.
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FRANKLIN ZERO COUPON FUND                      Seeks as high an investment return as is    o Franklin Advisers, Inc.
 2010                                          consistent with capital preservation.
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 JANUS ASPEN SERIES -                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 INSTITUTIONAL SHARES                          OBJECTIVE                                   APPLICABLE)
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BALANCED PORTFOLIO                             Seeks long-term capital growth, consis-     o Janus Capital Management LLC
                                               tent with preservation of capital and
                                               balanced by current income.
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ENTERPRISE PORTFOLIO                           Seeks long-term growth of capital.          o Janus Capital Management LLC
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FORTY PORTFOLIO***                             Seeks long-term growth of capital.          o Janus Capital Management LLC
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                                                                     The Funds
11

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 JANUS ASPEN SERIES -                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 INSTITUTIONAL SHARES                   OBJECTIVE                                     APPLICABLE)
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WORLDWIDE PORTFOLIO                     Seeks long-term growth of capital in a        o Janus Capital Management LLC
                                        manner consistent with the preservation
                                        of capital.
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 OPPENHEIMER VARIABLE ACCOUNT                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 FUNDS - SERVICE CLASS                  OBJECTIVE                                     APPLICABLE)
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OPPENHEIMER GLOBAL                      Seeks long-term capital appreciation.         OppenheimerFunds, Inc.
 SECURITIES FUND/VA
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 PIMCO VARIABLE INSURANCE TRUST -                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 ADMINISTRATIVE CLASS                   OBJECTIVE                                     APPLICABLE)
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GLOBAL BOND PORTFOLIO                   Seeks to maximize total return, consistent    Pacific Investment Management Company,
 (UNHEDGED)                             with preservation of capital and prudent      LLC
                                        investment management.
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 PROFUNDS VP                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME                         OBJECTIVE                                     APPLICABLE)
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PROFUND VP BEAR                         Seeks daily investment results, before fees   o ProFund Advisors, LLC
                                        and expenses, that correspond to the
                                        inverse (opposite) of the daily perfor-
                                        mance of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
PROFUND VP RISING RATES                 Seeks daily investment results, before fees   o ProFund Advisors, LLC
 OPPORTUNITY                            and expenses, that correspond to the one
                                        and one-quarter times (125%) the
                                        inverse (opposite) of the daily price move-
                                        ment of the most recently issued 30-year
                                        U.S. Treasury Bond ("Long Bond").
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PROFUND VP ULTRABULL                    Seeks daily investment results, before fees   o ProFund Advisors, LLC
                                        and expenses that correspond to twice
                                        (200%) the daily performance of the S&P
                                        500 Index.
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*    The "AXA Allocation" portfolios.

** This is the Portfolio's new name effective, on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

*** Unlike the other Funds, the Janus Aspen Forty Portfolio is a nondiversified, open-end management investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a nondiversified Fund than a diversified Fund.



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.

Each Owner should periodically review their allocation of Purchase Payments and Fund Value among the subaccounts and the Guaranteed Interest Account with Market Value Adjustment in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds' various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds' portfolios can be found in the prospectus for each of the Funds.


12 The Funds

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PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

o    collect charges under the Contracts;

o    pay Cash Value on full surrenders of the Contract;

o    fund partial surrenders;

o    provide benefits under the Contracts; and

o transfer assets from one subaccount to another or between one or more subaccounts of MONY America Variable Account A and the Guaranteed Interest Account with Market Value Adjustment as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

o    reinvested immediately at net asset value in shares of that portfolio; and

o    kept as assets of the corresponding subaccount.

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CASH VALUE -- The Contract's Fund Value, less (1) any applicable surrender charge, (2) any outstanding debt, and (3) any applicable market value adjustment.
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Shares of the Funds are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict.

The Board of Directors or Trustees of each of the Funds monitors the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.


The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.



                                                                   The Funds  13

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4. Detailed information about the Contract


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The Fund Value in MONY America Variable Account A and in the Guaranteed Interest Account with Market Value Adjustment provide many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY America Variable Account A. There may be differences in your Contract, such as differences in fees, charges and benefits because of the state where we issued your Contract. We will include any such differences in your Contract.

PAYMENT AND ALLOCATION OF PURCHASE PAYMENTS

ISSUANCE OF THE CONTRACT

Disclosure regarding contract issuance and minimum initial Purchase Payments is for informational purposes only. This Contract is no longer available to new purchasers.

The Contract is between you and the Company. The Contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your Contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

Individuals who want to buy a Contract must:

(1)  Complete an application;

(2)  Personally deliver the application to

     (a) a licensed agent of the Company who is also a registered representative of AXA Advisors, LLC or AXA Distributors, LLC (together, the "Distributors") who act as the principal underwriters for the Contracts, or

     (b) a licensed agent who is also a registered representative of a broker dealer which had been authorized by the Distributors to sell the Contract; and

(3)  Pay the minimum initial Purchase Payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial Purchase Payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your Purchase Payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two Business Days. We will apply any additional Purchase Payments you make on the Business Day we receive them at our Operations Center.

The Contract may be used with certain tax qualified plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the Qualified Plan. Accordingly, if you are purchasing this Contract, you should purchase it for its death benefit, annuity benefits, and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.

The minimum initial Purchase Payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum initial Purchase Payment for each situation.

14  Detailed information about the Contract

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 USE OF CONTRACT OR METHOD OF MAKING PURCHASE PAYMENT                                 MINIMUM INITIAL PURCHASE PAYMENT
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Individual retirement accounts and annuities under Section 408 of the Code (other than Simplified Employee Pensions), including Roth IRAs under Section 408A of the
Code                                                                                 $2,000
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Non-Qualified Contracts                                                              $2,000
------------------------------------------------------------------------------------------------------------------------------------
H.R. 10 plans (self-employed individuals' retirement plans under Section 401 of the
Code), certain corporate or association retirement plans, and Simplified Employee
Pensions under Section 408 of the Code                                               $  600
------------------------------------------------------------------------------------------------------------------------------------
Annuity purchase plans sponsored by certain tax-exempt organizations, governmental
entities and deferred compensation plans under Section 457 of the Code               $  600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Annualized rate of $600 (i.e., $600 per year,
                                                                                     $300 semi-annually, $150 quarterly or $50 per
Payroll deduction and automatic checking account withdrawal plans                    month)
------------------------------------------------------------------------------------------------------------------------------------
Government Allotment Plans                                                           $50 per month
------------------------------------------------------------------------------------------------------------------------------------

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GOVERNMENT ALLOTMENT PLANS -- Payroll deduction plans used for financial products by government employees.
--------------------------------------------------------------------------------

Additional Purchase Payments may be made at any time before the Annuity starting date as long as the Annuitant is living. However, for certain automatic payment plans, the smallest additional payment is $50. The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments for such plans. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that Payment, that would cause Cumulative Purchase Payments, less any partial surrenders and their surrender charges and market value adjustment, to exceed $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Net Purchase Payments received before the Effective Date will be held in the Company's General Account and will be credited with interest at not less than 3.50% per year if:

(1)  the Contract is issued by the Company, and

(2)  the Contract is delivered to the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner.

These amounts will be held in the General Account pending end of the right to return contract period. (See below.)

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EFFECTIVE DATE -- The date the contract begins as shown in the Contract.
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TAX-FREE "SECTION 1035" EXCHANGES


This information is no longer applicable to the purchase of these Contracts as these Contracts are no longer available to new purchasers.


The Owner can generally exchange one annuity contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Similar rules may apply to changing the funding vehicle in a Qualified Plan. Before making the exchange, the Owner should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge on the old contract. There will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, the Owner may have to pay federal income tax, and penalty taxes on the exchange. The Owner should not exchange another contract for this one unless he or she determines, after knowing all the facts, that the exchange is in the Owner's best interest and not just better for the person trying to sell the Owner this Contract (that person will generally earn a commission if the Owner buys this Contract through an exchange or otherwise).


RIGHT TO RETURN CONTRACT PROVISION

This information is no longer applicable, as these contracts are no longer available to new purchasers.

The Owner may return the Contract during the right to return contract period (usually within 10 days of the delivery date). The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to the Purchase Payments received by the Company less any partial surrender you made. During the right to return contract period, Purchase Payments will be retained in the Company's General Account and will earn interest at a rate not less than 3.50% per year. If you have not returned the Contract at the end of the right to return contract period, we transfer the Net Purchase Payments with interest to the subaccounts and/or the Guaranteed Interest Account.

For contracts issued in the State of Washington, an additional 10% penalty will be added to any Purchase Payment refund due that is not paid within 30 days of return of the Contract to the Company. For contracts issued in the State of Oklahoma, if payment is delayed more than 30 days, the Company will pay interest on the proceeds at a rate required by Oklahoma law.


ALLOCATION OF PURCHASE PAYMENTS AND FUND VALUE

ALLOCATION OF PAYMENTS. On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of MONY America Variable Account A or to the Guaranteed Interest Account


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with Market Value Adjustment. Net Purchase Payments (and any interest thereon) are held in the General Account if they are received before the end of the right to return contract period. The Net Purchase Payments will earn interest at a rate not less than 3.50% per year beginning on the later of:

(1)  the Effective Date of the Contract, or

(2)  the date the Payment is received at the Company's Operations Center.

Net Purchase Payments will continue to earn 3.50% annual interest until the right to return contract period expires. (See "Right to return contract provision" above.) After the right to return contract period has expired, the Contract's Fund Value will automatically be transferred to MONY America Variable Account A subaccount(s) or to the Guaranteed Interest Account with Market Value Adjustment according to the Owner's allocation instructions.

After the right to return contract period ends, under a non-automatic payment plan, if the Owner does not:

(1)  specify the amount to be allocated among subaccounts, or

(2)  specify the percentage to be allocated among subaccounts, or

(3)  the amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner's most recent instructions on record with the Company. The percentage specified must not be less than 10% of the Net Purchase Payment. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner's most recent instructions on record.

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, facsimile or via the Web subject to the rules of the Company and its right to terminate or modify telephone, facsimile or via the Web allocation. The Company reserves the right to deny any telephone, facsimile or via the Web allocation request. (See "Telephone/fax/web transactions.") Any such change, whether made in writing or by telephone, facsimile or via the Web, will be effective within 7 days of the date we receive notice of the change.


Net Purchase Payments may be allocated in whole percentages to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 10% of a Net Purchase Payment. Allocation percentages must total 100%. Contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania must maintain a minimum fund value balance of $2,500 in the Guaranteed Interest Account when an allocation to said account is chosen.



CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

When allocated Purchase Payments are received they are credited to subaccounts of MONY America Variable Account A in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

To determine the unit value of a subaccount on each Business Day, the Company takes the prior Business Day's unit value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

(1) the net asset value per share of each Fund held in the subaccount at the end of the current Business Day divided by

(2) the net asset value per share of each Fund held in the subaccount at the end of the prior Business day, minus

(3) the daily mortality and expense risk charge and any other applicable charges adjusted for the number of calendar days in the period.

The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY America Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and values in light of market conditions and overall financial planning requirements.


CALCULATION OF GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT FUND
VALUE

Net Purchase Payments to be allocated to the Guaranteed Interest Account with Market Value Adjustment will be credited to the Accumulation Period chosen by the Owner on:

(1)  the date received at the Operations Center, or

(2) if the day Net Purchase Payments are received is not a Business Day, then on the next Business Day.

Interest will be credited daily.


CALCULATION OF FUND VALUE

The Contract's Fund Value will reflect:

o The investment performance of the selected subaccount(s) of MONY America Variable Account A;

o Amounts credited (including interest) to the Guaranteed Interest Account with Market Value Adjustment;

o    Any amount in the loan account;

o    Any Net Purchase Payments;

o    Any transfer charges;

o    Any partial surrenders; and

o All contract charges (including surrender charges and market value adjustments) imposed.

There is no guaranteed minimum Fund Value, except to the extent Net Purchase Payments have been allocated to the Guaranteed Interest Account with Market Value Adjustment. Because a Contract's Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.


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The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract's Fund Value will be the Net Purchase Payments received plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See "Issuance of the Contract.")

After amounts allocated to the subaccounts are transferred from the General Account to MONY America Variable Account A, on each Business Day, the Contract's Fund Value will be computed as follows:

(1) Determine the aggregate of the Fund Values attributable to the Contract in each of the subaccounts on that Business Day. This is done by multiplying the subaccount's unit value on that date by the number of subaccount units allocated to the Contract. The computation of the Contract's Fund Value in the subaccount is done before any other Contract transactions on that Business Day.

(2) Add any amount credited to the Guaranteed Interest Account with Market Value Adjustment before that Business Day. This amount is the aggregate of all Net Purchase Payments allocated to the Guaranteed Interest Account with Market Value Adjustment and:

     o    The addition of any interest credited.

     o    Addition or subtraction of any amounts transferred.

     o    Subtraction of any partial surrenders.

     o Subtraction of any contract charges, surrender charges, transfer charges, and any Market Value Adjustments

(3) Add the value held in the loan account to secure contract loans and interest credited on that day on that amount;

(4)  Add any Net Purchase Payment received on that Business Day;

(5) Subtract any partial surrender amount (reflecting any surrender charge and Market Value Adjustment) made on that Business Day;

(6) Subtract any annual contract charge and/or transfer charge deductible on that Business Day.

Regarding (1) above, for each subaccount we multiply the number of units credited to that subaccount by its unit value on that Business Day. The multiplication is done BEFORE the purchase or redemption of any units on that Business Day.

If a transaction would ordinarily require that the Contract's Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.

TRANSFERS. You may transfer the value of the Contract among the subaccounts after the right to return contract period has expired by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone, facsimile or via the web if you have proper authorization. (See "Telephone/fax/web transactions.") Transfers from a subaccount will be executed at the net asset value next calculated by the Company if the transfer instruction is received and acknowledged by 4:00 p.m., Eastern Time on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business. Such transfers are subject to the Company's rules and conditions for such privilege. Currently, there are no limitations on the number of transfers between subaccounts. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

Transfers among, to and from subaccounts may be postponed for any period during which:

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

A transfer charge is not currently imposed on transfers. (See "Charges against fund value -- Transfer charge.") However, the Company reserves the right to impose a charge which will not exceed $25 per transfer (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). If imposed the charge will be deducted from the first subaccount(s) or the Guaranteed Interest Account with Market Value Adjustment Accumulation Period you designate funds to be transferred from. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. A transfer resulting from the first reallocation of Fund Value at the end of the right to return contract period and transfers made at the end of an Accumulation Period of amounts allocated to the Guaranteed Interest Account with Market Value Adjustment (see below) will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

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EFFECTIVE DATE -- The date shown as the Effective Date of the Contract.
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TRANSFERS INVOLVING THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT. Transfers may be made from the Guaranteed Interest Account with Market Value Adjustment at any time, but, if they are made before the end of the 3, 5, 7, or 10 year accumulation period there will be a market value adjustment for contracts issued in most states. If the transfer request is received within 30 days before the end of the Accumulation Period, no market value adjustment will apply.

Contracts issued in Maryland, New Jersey, Oklahoma, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania, to the extent the Owner allocates investments to the Guaranteed Interest Account, must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.

Please see "Payment and allocation of Purchase Payments" earlier in this section for more information about your role in managing your allocations.


PORTFOLIO REBALANCING

Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally


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selected to shift. With this program, you may instruct us to periodically reallocate values in your Contract. The program does not guarantee an investment gain or protect against an investment loss. You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Requesting a transfer while enrolled in our rebalancing program will automatically terminate your participation in the program. This means that your account will no longer be rebalanced on a periodic basis. You must provide us with written instructions if you wish your account to be rebalanced in the future.


TELEPHONE/FAX/WEB TRANSACTIONS

Prior allocation instructions may be changed or transfers requested by telephone, fax or via the web subject to the Company's guidelines (which we believe to be reasonable) and the Company's right to modify or terminate the telephone/fax/web privilege. The Company reserves the right to deny any telephone, fax or web request.

If all telephone lines are busy or the internet is not available (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone, fax or web allocation changes or transfers by telephone, fax or web. In such cases, an Owner would submit a written request.

We have adopted guidelines relating to changes of allocations and transfers by telephone, fax or the web which, among other things, outlines procedures designed to prevent unauthorized instructions. If the Owner does not follow these procedures :

(1) the Company shall not be liable for any loss as a result of following fraudulent telephone, fax or web instructions; and

(2) the Owner will, therefore, bear the entire risk of loss due to fraudulent telephone, fax or web instructions.

A copy of the guidelines and our form for electing telephone/facsimile transfer privileges is available from your financial professional or by calling us at 1-800-487-6669, Monday through Friday, 9 a.m. to 5 p.m., Eastern Time. Web transfer privileges and a copy of the guidelines and forms are available online at www.axaonline.com. The telephone or fax allocation and transfer privileges may also be elected by completing the telephone or fax authorization. The Company's form or a Contract application with a completed telephone or fax authorization must be signed and received at the Company's Operations Center before telephone or fax allocation instructions will be accepted. To elect web allocation and transfer privileges, you must log on to www.axaonline.com, and register for online account access. This online application must be electronically signed and received by the Company via the internet before web transaction instructions will be accepted.

SPECIAL NOTE ON RELIABILITY. Please note that the internet and our telephone system may not always be available. Any system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the Contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The Contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

We currently require that any transfer request that would result in an aggregated transfer amount of $250,000 or more in a single day must be submitted in writing to our customer service office by U.S. mail (first


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class). Overnight mail is not permitted for those transfer requests. We monitor the $250,000 daily threshold on a monthly basis and combine transfer activities for all Contracts with the same or related owner. We do not permit exceptions to this policy. We may change this policy, and any new or revised policy will apply to all Contractholders uniformly.

We offer subaccounts with underlying portfolios that are part of the AXA Premier VIP Trust and EQ Advisors Trust, as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with AXA Premier VIP Trust and EQ Advisors Trust, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a Contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the Contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the Contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TERMINATION OF THE CONTRACT

The Contract will remain in effect until the earlier of:

(1)  the date the Contract is surrendered in full,

(2)  the date annuity payments start,

(3) the Contract Anniversary on which, after deduction for any annual contract charge then due, no Fund Value in the subaccounts and the Guaranteed Interest Account with Market Value Adjustment remains in the Contract, or

(4)  the date the death benefit is payable under the Contract.

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5. Description of the Guaranteed Interest Account with Market Value Adjustment


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GENERAL

The Guaranteed Interest Account with Market Value Adjustment is an allocation option available under the Contract. The Guaranteed Interest Account with Market Value Adjustment may not be available in every state jurisdiction.

The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are borne exclusively by the Company. The guarantees associated with the Guaranteed Interest Account with Market Value Adjustment are legal obligations of the Company. Fund Values allocated to the Guaranteed Interest Account with Market Value Adjustment are held in the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. The Company has sole investment discretion over the investment of the assets of its General Account. Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, however, will have no claim against any particular assets of the Company.

The Guaranteed Interest Account with Market Value Adjustment provides for a Specified Interest Rate, which is a guaranteed interest rate that will be credited as long as any amount allocated to the Guaranteed Interest Account with Market Value Adjustment is not distributed for any reason prior to the Maturity Date of the particular Accumulation Period chosen by the Owner. Generally, a 3-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over three years, a 5-year Accumulation Period offers guaranteed interest at a Specified Interest Rate over five years, and so on. Because the Maturity Date is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period, the Accumulation Period may be up to 31 days shorter than the 3, 5, 7 or 10 years, respectively.

Although the Specified Interest Rate will continue to be credited as long as Fund Value remains in an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that Accumulation Period, surrenders or transfers (including transfers to the Loan Account as a result of a request by the Owner for a Loan) will be subject to a Market Value Adjustment, as described below. Market Value Adjustments do not apply upon annuitization under Settlement Option 3 or 3A.

Market Value Adjustments do not apply for partial or full surrenders or transfers requested within 30 days before the end of the Accumulation Period, nor to any benefits paid upon the death of the Annuitant. The Market Value Adjustment does apply to benefits paid upon death of the Owner. Market Value Adjustments also do not apply to contracts issued in certain states.

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

The Guaranteed Interest Account with Market Value Adjustment is a part of the Company's General Account and consists of all the Company's assets other than assets allocated to segregated investment accounts of the Company, including MONY America Variable Account A.

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MARKET VALUE ADJUSTMENT -- An amount added to or deducted from the amount surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment for contracts issued in certain states.

ACCUMULATION PERIOD -- Currently 3, 5, 7 and 10 years. The Period starts on the Business Day that falls on, or next follows the date the Purchase Payment is transferred into the Guaranteed Interest Account with Market Value Adjustment and ends on the monthly contract anniversary immediately prior to the last day of that Period. (THE ACCUMULATION PERIOD IS LIMITED TO ONE YEAR FOR CONTRACTS ISSUED IN THE STATES OF MARYLAND, NEW JERSEY, OKLAHOMA, OREGON, SOUTH CAROLINA, TEXAS, WASHINGTON AND THE COMMONWEALTHS OF MASSACHUSETTS AND PENNSYLVANIA.)

CONTRACT YEAR -- Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.

CONTRACT ANNIVERSARY -- An anniversary of the Effective Date of the Contract.

GENERAL ACCOUNT -- The General Account of the Company which consists of all of the Company's assets other than those assets allocated to the Company's separate accounts.
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ALLOCATIONS TO THE GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

There are three sources from which allocations to the Guaranteed Interest Account with Market Value Adjustment may be made:

(1) an initial Purchase Payment made under a Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment;

(2) a subsequent or additional Purchase Payment made under a Contract may be partially or wholly allocated to the Guaranteed Interest Account with Market Value Adjustment; and

(3) amounts transferred from Subaccounts available under the Contract may be wholly or partially allocated to the Guaranteed Interest Account with Market Value Adjustment.

There is no minimum amount of any allocation of either Purchase Payments or transfers of Fund Value to the Guaranteed Interest Account with Market Value Adjustment. The 1-year Accumulation Period (which is limited to certain states in which there is no Market Value Adjustment), requires the Guaranteed Interest Account to have a minimum Fund Value of $2,500 when an allocation to said account is chosen.

SPECIFIED INTEREST RATES AND THE
ACCUMULATION PERIODS

SPECIFIED INTEREST RATES

The Specified Interest Rate, at any given time, is the rate of interest guaranteed by the Company to be credited to allocations made to the


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Accumulation Period for the Guaranteed Interest Account with Market Value Adjustment chosen by the Owner, so long as no portion of the allocation is distributed for any reason prior to the Maturity Date of the Accumulation Period. Different Specified Interest Rates may be established for the four different Accumulation Periods which are currently available (3, 5, 7 and 10 years). (The Accumulation Period is limited to one year for contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania.)

The Company declares Specified Interest Rates for each of the available Accumulation Periods from time to time. Normally, new Specified Interest Rates will be declared monthly; however, depending on interest rate fluctuations, declarations of new Specified Interest Rates may occur more or less frequently. The Company observes no specific method in the establishment of the Specified Interest Rates, but generally will attempt to declare Specified Interest Rates which are related to interest rates associated with fixed-income investments available at the time and having durations and cash flow attributes compatible with the Accumulation Periods then available for the Guaranteed Interest Account with Market Value Adjustment. In addition, the establishment of Specified Interest Rates may be influenced by other factors, including competitive considerations, administrative costs and general economic trends. The Company has no way of predicting what Specified Interest Rates may be declared in the future and there is no guarantee that the Specified Interest Rate for any of the Accumulation Periods will exceed the guaranteed minimum effective annual interest rate of 3.50%. OWNERS BEAR THE RISK THAT THE SPECIFIED INTEREST RATE WILL NOT EXCEED THE GUARANTEED MINIMUM RATE.

The period of time during which a particular Specified Interest Rate is in effect for new allocations to the then available Accumulation Periods is referred to as the Investment Period. All allocations made to an Accumulation Period during an Investment Period are credited with the Specified Interest Rate in effect. An Investment Period ends only when a new Specified Interest Rate relative to the Accumulation Period in question is declared. Subsequent declarations of new Specified Interest Rates have no effect on allocations made to Accumulation Periods during prior Investment Periods. All such prior allocations will be credited with the Specified Interest Rate in effect when the allocation was made for the duration of the Accumulation Period selected.

Information concerning the Specified Interest Rates in effect for the various Accumulation Periods can be obtained by contacting an agent of the Company who is also a registered representative of AXA Advisors, LLC or by calling the following toll free telephone number: (800) 487-6669.

The Specified Interest Rate is credited on a daily basis to allocations made to an Accumulation Period elected by the Owner, resulting in an annual effective yield which is guaranteed by the Company, unless amounts are surrendered, transferred or paid out on death of Annuitant from that Accumulation Period for any reason prior to the Maturity Date for that Accumulation Period. The Specified Interest Rate will be credited for the entire Accumulation Period. If amounts are surrendered or transferred from the Accumulation Period for any reason prior to the Maturity Date, a Market Value Adjustment will be applied to the amount surrendered or transferred.

CREDITING OF INTEREST

The entire initial Purchase Payment always earns interest at a rate not less than 3.50% per year until the end of the right to return contract period. When the right to return contract period ends, the entire initial Purchase Payment plus interest earned is transferred to the selected subaccounts and/or Guaranteed Interest Account with Market Value Adjustment accumulation periods.

Any Net Purchase Payments you as Owner of the Contract allocate to the Guaranteed Interest Account with Market Value Adjustment will be credited with interest at the rate declared by the Company for the specified period selected. The Company guarantees that the rate credited will not be less than 3.50% annually (0.0094%, compounded daily). You bear the risk that we will not declare an annual interest rate in excess of 3.50% per year. If you allocate Purchase Payments (or transfer fund value) to the Guaranteed Interest Account with Market Value Adjustment, you will choose between Accumulation Periods of 3, 5, 7, or 10 years for Contracts issued in most states. The Accumulation Period is limited to one year for contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania. Before the beginning of each calendar month, the Company will declare interest rates for each period, if those rates will be higher than the guaranteed rate. Each interest rate declared by the Company will be applicable for all Net Purchase Payments received or transfers from MONY America Variable Account A completed within the period during which it is effective. Amounts you allocate to the Accumulation Period you select will receive this interest rate for the entire Accumulation Period. Within 45 days, but not less than 15 days before the Accumulation Period expires, we will notify you of the new rates we are then declaring. When the period expires you can (1) elect a new Accumulation Period of 3, 5, 7, or 10 years (except in certain states where the Accumulation Period is limited to a one year period) or (2) you may elect to transfer the amounts allocated to the expiring Accumulation Period to MONY America Variable Account A. If you make no election within 30 days of the end of an Accumulation Period, the entire amount allocated to the expiring Accumulation Period will automatically be held for an Accumulation Period of the same length. If that period will extend beyond the annuity starting date or if that period is no longer offered, the money will be transferred into the Money Market subaccount.


ACCUMULATION PERIODS

For each Accumulation Period, the Specified Interest Rate in effect at the time of the allocation to that Accumulation Period is guaranteed. An Accumulation Period always ends on a Maturity Date, which is the Monthly Contract Anniversary immediately prior to the 3, 5, 7 or 10 year anniversary of the start of the Accumulation Period. Therefore, the Specified Interest Rate may be credited for up to 31 days less than the full 3, 5, 7 or 10 years. (The Accumulation Period is limited to one year for contracts issued in the states of Maryland, New Jersey, Oklahoma, Oregon, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania.)

For example, if the Effective Date of a Contract is August 10, 2000 and an allocation is made to a 10 year Accumulation Period on August 15,


 Description of the Guaranteed Interest Account with Market Value Adjustment  21

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2000 and the funds for a new Purchase Payment are received on that day, the Accumulation Period will begin on August 15, 2000 and end on August 10, 2010, during which period the Specified Interest Rate will be credited.

All Accumulation Periods for the 3, 5, 7, and 10 year Accumulation Periods, respectively, will be determined in a manner consistent with the foregoing example.


END OF ACCUMULATION PERIODS

At least fifteen days and at most forty-five days prior to the end of an Accumulation Period, the Company will send notice to the Owner of the impending Maturity Date. The notice will include the projected Fund Value held in the Accumulation Period on the Maturity Date and will specify the various options Owners may exercise with respect to the Accumulation Period:

(1) During the thirty-day period before the Maturity Date, the Owner may wholly or partially surrender the Fund Value held in that Accumulation Period without a Market Value Adjustment; however, Surrender Charges under the Contract, if applicable, will be assessed.

(2) During the thirty-day period before the Maturity Date, the Owner may wholly or partially transfer the Fund Value held in that Accumulation Period, without a Market Value Adjustment, to any Subaccount then available under the Contract or may elect that the Fund Value held in that Accumulation Period be held for an additional Accumulation Period of the same number of years or for another Accumulation Period of a different number of years which may at the time be available. A confirmation of any such transfer or election will be sent immediately after the transfer or election is processed.

(3) If the Owner does not make an election within thirty days follow ing the Maturity Date, the entire Fund Value held in the maturing Accumulation Period will be transferred to an Accumulation Period of the same number of years as the Accumulation Period which matured. The start of the new Accumulation Period is the ending date of the previous Accumulation Period. However, if that period would extend beyond the Annuity Starting Date of the Contract or if that period is not then made available by the Company, the Fund Value held in the maturing Accumulation Period will be automatically transferred to the Money Market Subaccount at the end of the Maturity Period. A confirmation will be sent immediately after the automatic transfer is executed.

During the thirty day period following the Maturity Date, and prior to any of the transactions set forth in (1), (2), or (3) above, the Specified Value held in the maturing Accumulation Period will continue to be credited with the Specified Interest Rate in effect before the Maturity Date.


SURRENDERS, TRANSFERS OR LOANS

When you as Owner request that Contract Fund Value from the Guaranteed Interest Account with Market Value Adjustment be transferred to MONY America Variable Account A, surrendered, loaned to you, or used to pay any charge imposed in accordance with the Contract, you should tell the Company the source by interest rate Accumulation Period of amounts you request be transferred, surrendered, loaned, or used to pay charges. If you do not specify an Accumulation Period, your transaction will be processed using the Accumulation Periods in which money was most recently allocated.


THE MARKET VALUE ADJUSTMENT


GENERAL INFORMATION REGARDING THE MVA

A surrender or transfer (including a transfer to the Loan Account as a result of a request by the Owner for a Loan) from the Guaranteed Interest Account with Market Value Adjustment prior to the Maturity Date of that particular Accumulation Period, will be subject to a Market Value Adjustment. A Market Value Adjustment will not apply upon annuitization under Settlement Option 3 or 3A, or upon payment of a death benefit. The Market Value Adjustment is determined by the multiplication of an MVA Factor by the Specified Value, or the portion of the Specified Value being surrendered or transferred (including transfers for the purpose of obtaining a Loan). The Specified Value is the amount of the allocation of Purchase Payments and transfers of Fund Value to an Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment, plus interest accrued at the Specified Interest Rate minus prior distributions. The Market Value Adjustment may either increase or decrease the amount of the distribution. It will not apply to requests for transfer or full or partial surrenders received at our administrative office within 30 days before the end of the applicable Accumulation Period.

The Market Value Adjustment is intended to approximate, without duplicating, the experience of the Company when it liquidates assets in order to satisfy contractual obligations. Such obligations arise when Owners request surrenders or transfers (including transfers for the purpose of obtaining a Loan). When liquidating assets, the Company may realize either a gain or a loss.

A market value adjustment can increase or decrease the amounts surrendered or transferred from the Guaranteed Interest Account with Market Value Adjustment depending on current interest rate fluctuations.

If prevailing interest rates are higher at the time of a surrender or transfer (including transfers for the purpose of obtaining a Loan) than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a loss when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the Market Value Adjustment under such circumstances will decrease the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).

Generally, if prevailing interest rates are lower than the Specified Interest Rate in effect at the time the Accumulation Period commences, the Company will realize a gain when it liquidates assets in order to process a surrender or transfer (including transfers for the purpose of obtaining a Loan); therefore, application of the MVA under such circumstances will generally increase the amount of the surrender or transfer (including transfers for the purpose of obtaining a Loan).


22  Description of the Guaranteed Interest Account with Market Value Adjustment

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The Company measures the relationship between prevailing interest rates and the Specified Interest Rates it declares through the MVA Factor. The MVA Factor is described more fully below.


THE MVA FACTOR

The formula for determining the MVA Factor is:

                          [(1+a)/(1+b)]((n-t)/12) - 1

Where:

     a = the Specified Interest Rate for the Accumulation Period from which the surrender, transfer or loan is to be taken;

     b = the Specified Interest Rate declared at the time a surrender or transfer is requested for an Accumulation Period equal to the time remaining in the Accumulation Period from which the surrender or transfer (including transfer to the Loan Account as a result of a request by the Owner for a Loan) is requested, plus 0.25%;

     n = the Accumulation Period from which the surrender or trans fer occurs in months; and

     t = the number of elapsed months (or portion thereof) in the Accumulation Period from which the surrender or transfer occurs.

If an Accumulation Period equal to the time remaining is not issued by the Company, the rate will be an interpolation between two available Accumulation Periods. If two such Accumulation Periods are not available, we will use the rate for the next available Accumulation Period.

If the Company is no longer declaring rates on new payments, we will use Treasury yields adjusted for investment risk as the basis for the Market Value Adjustment.

The MVA Factor shown above also accounts for some of the administrative and processing expenses incurred when fixed-interest investments are liquidated. This is represented in the addition of 0.25% in the MVA Factor.

The MVA Factor will be multiplied by that portion of the Specified Value being surrendered, transferred, or distributed for any other reason. If the result is greater than zero, a gain will be realized by the Owner; if less than zero, a loss will be realized. If the MVA Factor is exactly zero, no gain or loss will be realized by the Owner.


INVESTMENTS

Amounts allocated to the Guaranteed Interest Account with Market Value Adjustment are transferred to the General Account of the Company. Amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. This is unlike amounts allocated to the Subaccounts of the MONY America Variable Account A, which are not subject to the liabilities arising from the business the Company conducts.

The Company has sole investment discretion over the investment of the assets of the General Account. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Home Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; commercial and agricultural mortgage loans; other debt instruments; commercial paper; cash or cash equivalents.

Variable annuity Owners having allocated amounts to a particular Accumulation Period of the Guaranteed Interest Account with Market Value Adjustment will not have a direct or indirect interest in these investments, nor will they have a claim against any particular assets of the Company. The overall investment performance of the General Account will not increase or decrease their claim against the Company.

There is no specific formula for establishing Specified Interest Rates. The Specified Interest Rates declared by the Company for the various Accumulation Periods will not necessarily correspond to the performance of any group of assets of the General Account. We will consider certain factors in determining these rates, such as regulatory and tax environment, sales commissions, administrative expenses borne by us, and competitive factors. The Company's management will make the final determination of these rates. However, the Specified Interest Rate will never be less than 3.50%.


 Description of the Guaranteed Interest Account with Market Value Adjustment  23

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6. Surrenders


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The Owner may elect to make a surrender of all or part of the Contract's Fund Value provided it is:

o    on or before the annuity payments start, and

o    during the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operations Center.

The amount of the surrender may be equal to the Contract's Cash Value, which is its Fund Value less:

(1)  any applicable surrender charge,

(2)  any applicable Market Value Adjustment, and

(3)  any outstanding debt.

The Surrender may also be for a lesser amount (a "partial surrender"). Requested partial surrenders that would leave a Cash Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any surrender charge or any applicable market value adjustment will be in addition to the amount requested by the Owner.

A surrender will result in the cancellation of units of the particular subaccounts and the withdrawal of amounts credited to the Guaranteed Interest Account Accumulation Periods as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any surrender charge and any applicable market value adjustment. For a partial surrender, the Company will cancel Units of the particular subaccounts and withdraw amounts from the Guaranteed Interest Account with Market Value Adjustment Accumulation Period under the allocation specified by the Owner. The unit value will be calculated as of the Business Day the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 10% of the partial surrender must be allocated to any subaccount or an Accumulation Period in the Guaranteed Interest Account with Market Value Adjustment designated by the Owner. The request will not be accepted if:

o there is insufficient Fund Value in the Guaranteed Interest Account with Market Value Adjustment or a subaccount to provide for the requested allocation against it, or

o    the request is incomplete or incorrect.

Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender. Contracts issued in the States of Maryland, New Jersey, Oklahoma, South Carolina, Texas and Washington and the Commonwealths of Massachusetts and Pennsylvania, to the extent the Owner allocates investments to the Guaranteed Interest Account, must maintain a minimum Fund Value in the Guaranteed Interest Account of $2,500.

The amount of any surrender or transfer payable from MONY America Variable Account A will be paid in accordance with the requirements of state insurance departments and the 1940 Act. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which:

(1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3) an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

Any surrender involving payment from amounts credited to the Guaranteed Interest Account with Market Value Adjustment may be postponed, at the option of the Company, for up to 6 months from the date the request for a surrender is received by the Company. Surrenders involving payment from the Guaranteed Interest Account with Market Value Adjustment may in certain circumstances and in certain states also be subject to a market value adjustment, in addition to a surrender charge. The Owner may elect to have the amount of a surrender settled under one of the settlement options of the Contract. (See "Annuity provisions".)

Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a surrender should be carefully considered. (See "Federal tax status".)

Please note: if mandated under applicable law, we may be required to reject a Purchase Payment. In addition, we may also be required to block an Owner's account and thereby refuse to honor any request for transfers, partial surrenders, loans, or death benefits until instructions are secured from the appropriate regulator. We may be required to provide additional information about your account to government regulators.


24  Surrenders

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7. Loans


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Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision (except in the case of contracts issued in Vermont) under which a loan can be taken using the Contract as collateral for the loan. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

o    The term of the loan must be 5 years or less.

o    Repayments are required at least quarterly and must be substantially level.

o The loan amount is limited to certain dollar amounts as specified by the IRS.

The Owner (Plan Trustee) must certify that these conditions are satisfied.

In any event, the maximum outstanding loan on a Contract is 50% of the Fund Value in the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment. Loans are not permitted before the end of the right to return contract period. In requesting a loan, the Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loans from the Guaranteed Interest Account with Market Value Adjustment are not taken until Fund Value in the subaccounts is exhausted. If Fund Value must be taken from the Guaranteed Interest Account with Market Value Adjustment in order to provide the Owner with the amount of the loan requested, the Owner must specify the Accumulation Periods from which Fund Values equal to such amount will be taken. If the Owner fails to specify subaccounts and Accumulation Periods, the request for a loan will be returned to the Owner.

Values are transferred to a loan account that earns interest at an annual rate of 3.50%. The annual loan interest rate charged on outstanding loan amounts will be 6%. If interest is not repaid each year, it will be added to the principal of the loan.

Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts and/or the Guaranteed Interest Account with Market Value Adjustment using the most recent payment allocation on record. Otherwise, we will treat the payment as a Net Purchase Payment.

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LOAN -- Available under a Contract issued under Section 401(k) of the Code; subject to availability. To be considered a Loan: (1) the term must be no more than five years, (2) repayments must be at least quarterly and substantially level, and (3) the amount is limited to dollar amounts specified by the Code, not to exceed 50% of the Fund Value.

LOAN ACCOUNT -- A part of the General Account where Fund Value is held as collateral for a loan. An Owner may transfer Fund Value in the Subaccounts, and/or Guaranteed Interest Account with Market Value Adjustment to the Loan Account.
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                                                                       Loans  25

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8. Death benefit


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DEATH BENEFIT PROVIDED BY THE CONTRACT

The Company will pay a death benefit to the Beneficiary if:

(1)  the Annuitant dies, and

(2)  the death occurs before the annuity payments start.

The amount of the death benefit will be the greater of:

(1) the Fund Value less any outstanding debt on the date of the Annuitant's death;

(2) the Purchase Payments paid, less any partial surrenders and their surrender charges and market value adjustment and less any outstanding debt; or

(3)  an enhanced death benefit.

If there are funds allocated to the Guaranteed Interest Account with market value adjustment at the time of death, any applicable market value adjustment will be waived. If the death of the Annuitant occurs on or after the annuity payments start, no death benefit will be payable except as may be provided under the settlement option elected.

In general, on the death of an Owner who is not the Annuitant, amounts must be distributed from the Contract. (See "Provisions required by Section 72(s) of the Code" later in this prospectus.) We will impose applicable surrender charges. (See "Charges and deductions" later in this prospectus.)


ENHANCED DEATH BENEFIT OPTIONS

Your Contract provides a choice of two enhanced death benefit options when it is issued. If the Annuitant is age 0-75, the Owner may choose either enhanced death benefit -- 5 Year or enhanced death benefit -- 1 Year described below. If the Annuitant does not choose an option when the Contract is issued, the Annuitant will automatically receive the enhanced death benefit -- 5 Year. If your Contract was issued on or before August 16, 2000, you may have elected the enhanced death benefit -- 1 Year during the period from August 16, 2000 to September 22, 2000. Owners with these Contracts not making the election will retain the enhanced death benefit -- 5 Year.


ENHANCED DEATH BENEFIT -- 5 YEAR

On the 5th Contract anniversary and each subsequent 5th Contract anniversary prior to the Annuitant's 71st birthday, the enhanced death benefit may be increased. If the Annuitant is age 65 or over on the date of issue, the enhanced death benefit will be recalculated once on the 5th Contract anniversary. Thereafter the enhanced death benefit remains at its last value.


ENHANCED DEATH BENEFIT -- 1 YEAR

On the first Contract Anniversary and each subsequent Contract Anniversary prior to the Annuitant's 80th birthday, the enhanced death benefit may be increased. After the Annuitant reaches age 80, this enhanced death benefit provision expires. This option may not be currently available in all states.


AMOUNT OF THE ENHANCED DEATH BENEFIT PAYABLE ON DEATH UNDER ENHANCED DEATH BENEFIT OPTIONS

The recalculated enhanced death benefit is equal to the greater of:

(1) the Fund Value on the date the enhanced death benefit is to be recalculated; and

(2) the current enhanced death benefit proportionately reduced by any partial surrenders including surrender charges and any applicable market value adjustments assessed since the last recalculation of the enhanced death benefit.

The enhanced death benefit payable under both enhanced death benefit options is the enhanced death benefit on the date of death of the Annuitant, reduced proportionately for each partial surrender (including surrender charges and market value adjustments, if applicable) since the last recalculation date and less any outstanding debt.

In no event will the enhanced death benefit payable on death exceed 200% of:

o the total Purchase Payments reduced proportionately for each partial surrender (including surrender charges and applicable market value adjustments,), and less

o    any outstanding debt.

The proportionate reduction for each partial surrender will be equal to:

(1) the amount of that partial surrender (including any surrender charges and applicable Market Value Adjustment assessed), divided by

(2)  the Fund Value immediately before that partial surrender, multiplied by,

(3)  the enhanced death benefit immediately before the surrender.

Once the last value is set for the enhanced death benefit, it will not be recalculated. The last value is set for the 5 Year option prior to the Annuitant's 71st birthday or on the first 5th anniversary if the Contract is purchased on or after the Annuitant's age 65. The last value is set for the 1 Year option on the Contract Anniversary prior to the Annuitant's age 80. After the Annuitant reaches age 80, this enhanced death benefit provision expires.

All other basic death benefits as described in this prospectus continue to apply. The largest death benefit under any of these provisions will be paid.

The cost of an enhanced death benefit option is reflected in the mortality and expense risk charge.


26  Death benefit

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ELECTION AND EFFECTIVE DATE OF ELECTION

The Owner may elect to have the death benefit of the Contract applied under one of four settlement options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place:

(1)  during the lifetime of the Annuitant, and

(2)  before the annuity payments start.

If no election of a settlement option for the death benefit is in effect on the date when proceeds become payable, the Beneficiary may elect:

(1)  to receive the death benefit in the form of a lump sum payment; or

(2)  to have the death benefit applied under one of the settlement options.

(See "Settlement options.") If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a lump sum payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the death benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company's Operations Center.

Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.


PAYMENT OF DEATH BENEFIT

If the death benefit is to be paid in one sum to the Beneficiary, payment will be made within seven (7) days of the date:

(1)  the election becomes effective, or

(2)  the election is considered to become effective, and

(3)  due proof of death of the Annuitant is received.

The Company may be permitted to postpone such payment from amounts payable from MONY America Variable Account A under the 1940 Act. If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Unless another election is made, the death benefit proceeds will be transferred to an interest bearing checking account. The Beneficiary may make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.


                                                               Death benefit  27

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9. Charges and deductions


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The following table summarizes the charges and deductions under the Contract (See "Summary of the Contract -- Fee tables" for more detailed information):

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 DEDUCTIONS FROM PURCHASE PAYMENTS
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Tax charge                                                 Range for State and local -- 0% -- 3.50%(1).
                                                           Federal -- Currently 0% (Company reserves the right to charge in the future.)
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 DAILY DEDUCTIONS FROM MONY AMERICA VARIABLE ACCOUNT A
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Mortality & expense risk charge                            Maximum daily rate -- 0.003699%
Annual Rate deducted daily from average daily net assets   Maximum Annual rate -- 1.35%
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 DEDUCTIONS FROM FUND VALUE
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Annual contract charge                                     Maximum of $50 ($30 in some states) on 30 days written notice
                                                           Current charge is $0
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Transaction and other charges                              Maximum of $25
Transfer charge                                            Current charge is $0
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Surrender charge                                           See grading schedule and "Charges and deductions -- Charges
Grades from 7% to 0% of Fund Value surrendered based on    against fund value" for details of how it is computed.
a schedule.
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Loan interest spread                                       2.50%
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(1)  Company currently assumes responsibility; current charge to Owner 0%.

The following provides additional details of the charges and deductions under the Contract.

The amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM PURCHASE PAYMENTS

Deductions may be made from Purchase Payments for a charge for state and local premium or similar taxes prior to allocation of any Net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future Purchase Payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give 30 days notice to each affected Owner.


CHARGES AGAINST FUND VALUE


DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT A

MORTALITY AND EXPENSE RISK CHARGE. The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY America Variable Account A. This daily charge from MONY America Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.35% from the value of the net assets of MONY America Variable Account
A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.35% from the value of the net assets of MONY America Variable Account
A. The charge is deducted from MONY America Variable Account A, and therefore the subaccounts, on each Business Day. The mortality and expense risk charges will not be deducted from the Guaranteed Interest Account with Market Value Adjustment. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003699% (guaranteed not to exceed 0.003699%) multiplied by the number of days since the last Business Day.

The Company believes that this level of charge is within the range of industry practice for comparable individual flexible payment variable annuity contracts.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table "a" (discrete functions without projections for future mortality), with 3.50% interest. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges provided in the Contracts.

If the amount of the charge exceeds the amount needed, the excess will be kept by the Company in its General Account. If the amount of the charge is inadequate, the Company will pay the difference out of its General Account.


28  Charges and deductions

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DEDUCTIONS FROM FUND VALUE

ANNUAL CONTRACT CHARGE. The Company has primary responsibility for the administration of the Contract and MONY America Variable Account A. An annual contract charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include premium collection, recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

The Company intends to administer the Contract itself through an arrangement whereby it may buy some administrative services from AXA Equitable and such other sources as may be available.

Currently, there is no annual contract charge. The Company may in the future impose an annual contract charge. The charge will never, however, exceed $50. The Owner will receive a written notice 30 days in advance of any change in the charge. Any applicable charge will be assessed once per year on the Contract Anniversary, starting on the first Contract Anniversary.

If imposed, the annual contract charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start.

The amount of the charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the annual contract charge.

TRANSFER CHARGE. Contract value may be transferred among the subaccounts or to or from the Guaranteed Interest Account with Market Value Adjustment and one or more of the subaccounts (including transfers made by telephone, if permitted by the Company). The Company reserves the right to impose a transfer charge for each transfer instructed by the Owner in a Contract Year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25 (except for contracts issued in the states of South Carolina and Texas where it will not exceed $10). The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract's Fund Value held in the subaccount(s) or from the Guaranteed Interest Account with Market Value Adjustment from which the first transfer is made.

SURRENDER CHARGE. A contingent deferred sales charge (called a "surrender charge") will be imposed when a full or partial surrender is requested or at the start of annuity benefits if it is during the first eight years of the Contract.

The surrender charge will never exceed 7% of total Fund Value. The surrender charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from MONY America Variable Account A to cover mortality and expense risks borne by the Company. (See "Charges against fund value -- Mortality and expense risk charge.")

We impose a surrender charge when a full or partial surrender is made during the first eight (8) Contract Years, except as provided below.

A surrender charge will not be imposed:

(1)  Against Fund Value surrendered after the eighth Contract Year.

(2) To the extent necessary to permit the Owner to obtain an amount equal to the free partial surrender amount (See "Free partial surrender amount").

(3) If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See "Settlement options"). The elimination of a Surrender Charge in this situation does not apply to contracts issued in the State of Texas.

In no event will the aggregate surrender charge exceed 7% of the Fund Value. Further, in no event will the surrender charges imposed, when added to any surrender charges previously paid on the Contract, exceed 9% of aggregate Purchase Payments made to date for the Contract.

The Owner may specify whether he/she wants the surrender charge to be deducted from the amount requested for surrender or the Fund Value remaining. If not specified or if the Fund Value remaining is not sufficient, then the surrender charge will be deducted from the amount requested for surrender. If it is specified that the surrender charge will come from the remaining Fund Value and it is sufficient, then the Company will determine the appropriate amount to be surrendered in order to pay the surrender charge. Any surrender charge will be allocated against the Guaranteed Interest Account with Market Value Adjustment and each subaccount of MONY America Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

If any surrender from the Guaranteed Interest Account with Market Value Adjustment occurs prior to the Maturity Date for any particular Accumulation Period elected by the Owner, the amount surrendered will be subject to a Market Value Adjustment in addition to Surrender Charges.

No surrender charge will be deducted from Death Benefits except as described in "Death benefit."

If The MONYMaster variable annuity contract issued by MONY Life Insurance Company of America has been exchanged for this Contract, a separate effective date was assigned to this Contract by endorsement for purposes of determining the amount of any surrender charge. The surrender charge effective date of this Contract with the endorsement is the effective date of The MONYMaster variable annuity contract. Your agent can provide further details.

A separate surrender charge effective date does not apply in states where the endorsement has not been approved. We reserve the right to disallow exchanges for this Contract at any time.


                                                      Charges and deductions  29

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AMOUNT OF SURRENDER CHARGE. The amount of the surrender charge is equal to a varying percentage of Fund Value during the first 8 Contract Years. The percentage is determined by multiplying the surrender charge percentage for the Contract Year by the amount of Fund Value requested as follows:


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 SURRENDER CHARGE PERCENTAGE TABLE
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CONTRACT YEAR                                       SURRENDER CHARGE (AS A
                                                    PERCENTAGE OF FUND VALUE
                                                    SURRENDERED)
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1                                                   7%
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2                                                   7
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3                                                   6
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4                                                   6
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5                                                   5
--------------------------------------------------------------------------------
6                                                   4
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7                                                   3
--------------------------------------------------------------------------------
8                                                   2
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9 (or more)                                         0
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The amount of the surrender charge is in addition to any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" for further details.)

FREE PARTIAL SURRENDER AMOUNT. The surrender charge may be reduced by using the free partial surrender amount provided for in the Contract. The surrender charge will not be deducted in the following circumstances:

(1) For Qualified Contracts, (other than contracts issued for IRA and SEP-IRA), an amount each Contract Year up to the greater of:

     (a)  $10,000 (but not more than the Contract's Fund Value), or

     (b) 10% of the Contract's Fund Value at the beginning of the Contract Year (except, if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested).

(2) For Non-Qualified Contracts (and contracts issued for IRA and SEP-IRA), an amount up to 10% of the Fund Value at the beginning of the Contract Year (except, if the surrender is requested during the first Contract Year, then 10% of the Contract's Fund Value at the time the first surrender is requested) may be received in each Contract Year without a surrender charge.

Free partial surrenders may only be made to the extent Cash Value in the subaccounts and/or Guaranteed Interest Account is available. For example, the Fund Value in MONY America Variable Account A could decrease (due to unfavorable investment experience) after part of the 10% was withdrawn. In that case it is possible that there may not be enough Cash Value to provide the remaining part of the 10% free partial surrender amount.

Contract Fund Value here means the Fund Value in the subaccounts (and the Guaranteed Interest Account with Market Value Adjustment not the Loan Account). This reduction of surrender charge does not affect any applicable Market Value Adjustment that may be made if the surrender is made from Fund Value in the Guaranteed Interest Account with Market Value Adjustment. (See "Guaranteed Interest Account with Market Value Adjustment -- Surrenders" and the prospectus for the Guaranteed Interest Account with Market Value Adjustment which accompanies this prospectus for further details.)


TAXES

Currently, no charge will be made against MONY America Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY America Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY America Variable Account A may also be made. (See "Federal tax status".)


INVESTMENT ADVISORY FEE

Each portfolio in which the MONY America Variable Account A invests incurs certain fees and charges. To pay for these fees and charges, the portfolio makes deductions from its assets. Certain portfolios available under the Contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. The portfolio expenses are described more fully in each Fund prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Contract benefits through the fees and charges imposed under the Contracts. (See "Distribution of the Contracts" for more information.)


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10. Annuity provisions


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ANNUITY PAYMENTS

Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be:

(1)  no earlier than the 10th Contract Anniversary, and

(2)  no later than the Contract Anniversary after the Annuitant's 95th birthday.


The minimum number of years from the Effective Date to the start of annuity payments is 10. The date when annuity payments start may be:

(1)  Advanced to a date that is not earlier than the 10th Contract Anniversary.

(2)  Deferred from time to time by the Owner by written notice to the Company.

The date when annuity payments start will be advanced or deferred if:

(1) Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

(2) The new start date for annuity payments is a date which is not later than the Contract Anniversary after the Annuitant's 95th birthday.

A particular retirement plan may contain other restrictions.

When annuity payments begin, unless Settlement Option 3 or 3A is elected, the Contract's Cash Value, less any tax charge which may be imposed, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract's Fund Value (less any state taxes imposed when annuity payments begin) will be applied to provide an annuity.

A supplementary contract will be issued when proceeds are applied to a settlement option. That contract will describe the terms of the settlement. No payments may be requested under the Contract's surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the settlement option elected.

For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.


ELECTION AND CHANGE OF SETTLEMENT OPTION

During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect:

o    one or more of the settlement options described below, or

o    another settlement option as may be agreed to by the Company.

The Owner may also change any election if written notice of the change is received by the Company at its Operation Center prior to the start of annuity payments. If no election is in effect when annuity payments start, a lump sum payment will be considered to have been elected. For contracts issued in the State of Texas, if no election is in effect when annuity payments start, Settlement Option 3 with a period certain of 10 years will be considered to have been elected.

Settlement options may also be elected by the Owner or the Beneficiary as provided in the "Death benefit" and "Surrenders" sections of this prospectus. (See "Death benefit" and "Surrenders").

Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.


SETTLEMENT OPTIONS

Proceeds settled under the settlement options listed below or otherwise currently available will not participate in the investment experience of the MONY America Variable Account A. Unless you select Settlement Option 1, the settlement option may not be changed once payments begin.

SETTLEMENT OPTION 1 -- INTEREST INCOME: Interest on the proceeds at a rate (not less than 2.75% per year) set by the Company each year. The Option will continue until the earlier of the date that the payee dies or the date you elect another settlement option. Under certain contracts, this option is not available if the Annuitant is the payee.

SETTLEMENT OPTION 2 -- INCOME FOR SPECIFIED PERIOD: Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company's option, be increased by additional interest each year.

SETTLEMENT OPTION 3 -- SINGLE LIFE INCOME: Payments for the life of the payee and for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

SETTLEMENT OPTION 3A -- JOINT LIFE INCOME: Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor's monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

SETTLEMENT OPTION 4 -- INCOME OF SPECIFIED AMOUNT: Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75% per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this Prospectus. The rates show, for each $1,000


                                                          Annuity provisions  31

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applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and 3A is the 1983 Table "a" (discrete functions, without projections for future mortality), with 3.50% interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.


FREQUENCY OF ANNUITY PAYMENTS

At the time the settlement option is chosen, the payee may request that it be paid:

o    Quarterly:

o    Semiannually: or

o    Annually

If the payee does not request a particular installment payment schedule, the payments will be made in monthly installments. However, if the net amount available to apply under any settlement option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.


ADDITIONAL PROVISIONS

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant's age has been misstated, the amount payable will be the amount that would have been provided under the settlement option at the correct age. Once life income payments begin, any underpayments will be made up in one sum with the next annuity payment. Overpayments will be deducted from the future annuity payments until the total is repaid.

For contracts issued in the State of Washington, any underpayment by the Company will be paid in a single sum after the correction of the misstatement.

The Contract may be required to be returned upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant's death must be submitted to the Company.

Where any benefits under the Contract are contingent upon the recipient's being alive on a given date, the Company requires proof satisfactory to it that such condition has been met.

The Contracts described in this prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant's sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.


GUARANTEED INTEREST ACCOUNT AT ANNUITIZATION

On the Annuity Starting Date, the Contract's Cash Value, including the Cash Value of all Accumulation Periods of the Guaranteed Interest Account with Market Value Adjustment, will be applied to provide an annuity or any other option previously chosen by the Owner and permitted by the Company. No Market Value Adjustment will apply at annuitization if the owner elects Settlement Option 3 or 3A. For more information about annuitization and annuity options, please refer to the Contract.


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11. Other provisions


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OWNERSHIP

The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

(1)  a change in Owner is requested, or

(2)  a Successor Owner becomes the Owner.

The Owner may name a Successor Owner or a new Owner at any time. If the Owner dies, the Successor Owner, if living, becomes the Owner. Any request for change must be:

(1)  made in writing, and

(2)  received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Owner or Successor Owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax adviser prior to changing Owners.

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SUCCESSOR OWNER -- The living person who, at the death of the Owner, becomes the new Owner.
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PROVISION REQUIRED BY SECTION 72(S) OF THE CODE



The entire interest under a Non-Qualified Contract must be distributed within five years after the Owner's death if:


(1)  the Owner dies

     (a)  before the start of annuity payments, and

     (b)  while the Annuitant is living; and

(2) that Owner's spouse is not the Successor Owner as of the date of the Owner's death.

Satisfactory proof of death must be provided to the Company.

The surrender proceeds may be paid over the life of the Successor Owner if:

(1)  the Successor Owner is the Beneficiary, and

(2)  the Successor Owner chooses that option.

Payments must begin no later than one year after the date of death. If the Successor Owner is a surviving spouse, then the surviving spouse will be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract.

However, under the terms of the Contract, if the spouse is not the Successor
Owner:

(1)  the Contract will be surrendered as of the date of death, and

(2)  the proceeds will be paid to the Beneficiary.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner's death.



PROVISION REQUIRED BY SECTION 401(A)(9) OF THE CODE


The entire interest of a Qualified Plan participant in the Contract generally will begin to be distributed no later than the required beginning date. For this purpose "Qualified Plans" include those intended to qualify under Sections 401 and 408 of the Code. Distribution will occur either by or beginning not later than April 1 of the calendar year following the calendar year the Qualified Plan Participant attains age 70-1/2. The interest is distributed:

(1)  over the life of such Participant, or

(2)  the lives of such Participant and designated Beneficiary.

If (i) required minimum distributions have begun, and (ii) the Participant dies before the Owner's entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as rapid as that used as of the date of the Participant's death.


The Contract generally will be surrendered as of the Participant's death if:


(1)  the Participant dies before the start of such distributions, and

(2)  there is no designated Beneficiary.


The surrender proceeds generally must be distributed within 5 years after the date of death. But, the surrender proceeds may be paid over the life of any designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the December 31 following the Participant's death. If the designated Beneficiary is the surviving spouse (as defined by federal law) of the Participant, distributions will begin not earlier than the December 31 following the date on which the Participant would have attained age 70-1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan. Although the lifetime required minimum distribution rules do not apply to Roth IRAs under Section 408A of the Code, the post-death distribution rules apply.


It is the Owner's responsibility to assure that distribution rules imposed by the Code will be met. The Owner should consider the effect of recent revisions to the distribution rules which could increase the minimum distribution amount required from annuity contracts funding Qualified Plans where certain additional benefits are purchased under the Contract, such as enhanced death benefits. For this purpose addi-


                                                            Other provisions  33

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tional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. The Owner may want to consult a tax advisor concerning the potential application of these complex rules before purchasing this annuity Contract or purchasing additional features under this annuity Contract or making additional Purchase Payments under this annuity Contract.



SECONDARY ANNUITANT

Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made once before annuity payments begin, either:

(1)  in the application for the Contract, or

(2) after the Contract is issued, by written notice to the Company at its Operations Center.

The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to:

(1)  any payment made by the Company, or

(2) action taken by the Company before the receipt of the notice at the Company's Operations Center.

You cannot change the Secondary Annuitant, but you can delete the Secondary Annuitant.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant's 95th birthday.

On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

(1) the death of the Annuitant must have occurred before the Annuity starting date;

(2)  the Secondary Annuitant is living on the date of the Annuitant's death;


(3) if the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant's spouse (as defined by federal law); and


(4) if the date annuity payments start is later than the Contract Anniversary nearest the Secondary Annuitant's 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

EFFECT OF SECONDARY ANNUITANT'S BECOMING THE ANNUITANT. If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant's death, the Beneficiary will be automatically changed to the person who was the successor Beneficiary on the date of death. If there was no successor Beneficiary, then the Secondary Annuitant's executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.


ASSIGNMENT

The Owner may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Administrative Office. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, a Owner should consult a competent tax adviser before assigning the Contract.


CHANGE OF BENEFICIARY

So long as the Contract is in effect the Owner may change the Beneficiary or successor Beneficiary. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed. The Company will not, however, be liable for any payment made or action taken before receipt and acknowledgement of the request at its Operations Center.


SUBSTITUTION OF SECURITIES

The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if:

(1) the shares of any portfolio of the Funds is no longer available for investment by MONY America Variable Account A, or

(2) in the judgment of the Company's Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of contracts. We will notify you before we substitute securities in any subaccount, and, to the extent required by law, we will obtain prior approval from the Securities and Exchange Commission and the Arizona Insurance Department. We also will obtain any other required approvals (See "Who is MONY Life Insurance Company of America -- MONY America Variable Account A" for more information about changes we may make to the subaccounts).


CHANGES TO CONTRACTS

The Company reserves the right, subject to compliance with laws that apply, to unilaterally change your Contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations.


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Any change in the Contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


CHANGE IN OPERATION OF MONY AMERICA VARIABLE ACCOUNT A

MONY America Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required, or MONY America Variable Account A may be combined with any of other subaccounts.

Deregistration of MONY America Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY America Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.


                                                            Other provisions  35

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12. Voting rights


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All of the assets held in the subaccounts of MONY America Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY America Variable Account A (whether or not attributable to contract owners).

We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholder's meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the relevant portfolio. Since each Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares.


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13. Distribution of the Contracts

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The Contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of the securities issued with respect to MONY America Variable Account A.+ The offering of the Contracts is intended to be continuous.

AXA Advisors, and AXA Distributors are affiliates of the Company and are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other of the Company's life and annuity products. As of June 6, 2005, registered representatives of MONY Securities Corporation became registered representatives of AXA Advisors.

The Contracts are sold by financial professionals of AXA Advisors and its affiliates. The Contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from the Company to individual financial professionals or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial professionals as commissions related to the sale of the Contracts.

Sales compensation paid by the Company to the Distributors will generally not exceed 6.50% of the total Purchase Payments made under the Contracts, plus, starting in the second Contract Year, up to 0.25% of the Fund Value of the Contracts. The Distributors, in turn, may pay their financial professionals and/or Selling broker-dealers either all or a portion of the sales compensation that they receive. The sales compensation paid by the Distributors varies among financial professionals and among Selling broker-dealers.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company and/or its products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or Purchase Payments attributable to Contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the Contracts and/or the advisers' respective portfolios. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors or their affiliates may also receive other payments from the advisers of the portfolios or their affiliates for providing distribution, administrative and/or shareholder support services.

In an effort to promote the sale of the Company's products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of the Company's products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on


----------------------
+ Prior to June 6, 2005, MONY Securities Corporation served as both the distributor and principal underwriter of the Contracts.


                                               Distribution of the Contracts  37

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facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products, which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although the Company takes all of its costs into account in establishing the level of fees and expenses in its products, any sales compensation paid by the Company to the Distributors will not result in any separate charge to you under your Contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


38  Distribution of the Contracts

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14. Federal tax status


--------------------------------------------------------------------------------

INTRODUCTION

The Contract described in this prospectus is designed for use in connection with certain types of Qualified Plans and on a nonqualified basis. The ultimate effect of federal income taxes on

o    the value of the Contract's Fund Value,

o    annuity payments,

o    death benefit, and

o    economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

o    the type of retirement plan for which the Contract is purchased, and

o    the tax and employment status of the individual concerned.


The following discussion of the treatment of the Contract and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company's understanding of current federal income tax laws, and is not intended as tax advice. These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any legislation will actually be proposed or enacted. Any person considering the purchase of a contract or making additional Purchase Payments under this Contract should consult a qualified tax adviser. Additional information of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.



TAXATION OF ANNUITIES IN GENERAL

The Contract described in this prospectus is designed for use in connection with Qualified Plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified Contracts if the Owner is other than a natural person unless the Contract is held as an agent for a natural person. Annuity payments made under a contract are generally taxable to the Annuitant as ordinary income except to the extent of:

o    Participant after-tax contributions (in the case of Qualified Plans), or

o    Owner contributions (in the case of Non-Qualified Contracts).

Owners, Annuitants, and Beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under Non-Qualified Contracts and under any Qualified Plan in connection with which the Contract is purchased. For Qualified Contracts, among other things individuals should discuss with their tax advisors are the "required minimum distribution rules" which generally require distributions to be made after age 70-1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding Qualified Plans.


Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract both of which are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to the Owner (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules affects Qualified Plans.


The Company will withhold and remit to the United States Government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a contract unless the Owner or Annuitant

(1)  provides his or her taxpayer identification number to the Company, and

(2)  notifies the Company that he or she chooses not to have amounts withheld.

Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they are:

(1) Part of a series of substantially equal periodic payments (at least annually) for

     (a)  the participant's life or life expectancy,

     (b) the joint lives or life expectancies of the participant and his/ her beneficiary,

     (c)  or a period certain of not less than 10 years;

                                                          Federal tax status  39

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(2)  Required minimum distributions; or


(3)  Qualifying hardship distributions.

The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible retirement plan, including an IRA. A direct rollover transfer to the new plan can be made only in accordance with the terms of the old plan.


The Company may be liable for payment of the generation skipping transfer tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.



RETIREMENT PLANS

Aside from Contracts purchased on a non-qualified basis the Contract described in this prospectus currently is designed for use with the following types of retirement plans:

(1) Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

(2) Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to
     Section 408(k);

(3)  Roth IRAs permitted by Section 408A of the Code; and

(4) Deferred compensation plans provided by certain governmental entities and tax-exempt organizations under Section 457.

The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of the Contract with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.


TAX TREATMENT OF THE COMPANY

Under existing federal income tax laws, the income of MONY America Variable Account A, to the extent that it is applied to increase reserves under the Contract, is substantially nontaxable to the Company.


40  Federal tax status

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15. Additional information and incorporation of certain information by reference


--------------------------------------------------------------------------------


The Company's Annual Report on Form 10-K for the period ended December 31, 2009 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.

The Company files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, The Company has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.


After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.


We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000835357. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to MONY Life Insurance Company of America, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.



Additional information and incorporation of certain information by reference
                                                                              41

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16. Legal proceedings


--------------------------------------------------------------------------------

MONY Life Insurance Company of America and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in MONY America Variable Account A, nor would any of these proceedings be likely to have a material adverse effect upon MONY America Variable Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.



42  Legal proceedings

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17. Financial statements


--------------------------------------------------------------------------------

The audited financial statements of MONY America Variable Account A and the Company are set forth in the Statement of Additional Information.

These financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

Our general obligations and any guaranteed benefits under the contract are supported by MONY America's general account and are subject to MONY America's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the subaccounts. You may also speak with your financial representative.


                                                        Financial statements  43

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Appendix A -- Condensed financial information

--------------------------------------------------------------------------------


                     MONY LIFE INSURANCE COMPANY OF AMERICA
                         MONY AMERICA VARIABLE ACCOUNT A
                            ACCUMULATION UNIT VALUES



------------------------------------------------------------------------------------------------------------------------------------
                                                                               UNIT VALUE
                                     -----------------------------------------------------------------------------------------------
                                       DEC. 31   DEC. 31, DEC 31, DEC 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31, DEC. 31,
SUBACCOUNT                               2009      2008    2007    2006      2005      2004      2003      2002      2001     2000
------------------------------------------------------------------------------------------------------------------------------------
All Asset Allocation                   $ 9.32    $ 7.49   $10.90  $10.57   $ 9.73    $ 9.37    $ 8.75    $ 7.34    $ 9.44   $10.42
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                7.54      6.00    10.01      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation              9.84      9.08    10.34      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation         9.16      8.11    10.21      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                  8.78      7.60    10.20      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation             8.20      6.82    10.13      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                      8.27      6.64    10.69   10.30     9.04      8.75      8.01      6.33      8.26     8.68
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity          9.81      7.63    12.19   12.21    10.24        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income        10.92      9.92    14.85   14.51    12.68     12.10     10.41      8.33      9.90    10.77
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible          6.07      4.69     8.66    7.80       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research             7.52      5.78     9.69      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                      12.18     12.00    13.32   13.06       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                    9.54      7.57    12.85   11.42    10.58        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions       12.91     11.22    13.20   12.93    11.69     11.33     10.90        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value            24.45     17.52    25.61   23.75    20.26     19.68     16.50     12.17     13.59     9.98
------------------------------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond
  Index                                 13.19        --       --      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth                 11.61      8.57    14.55   12.69    10.24      9.18      8.84      6.85      8.61     9.31
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income        10.40      8.90    14.19   13.86       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                        11.34      8.41    16.77      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                   11.23        --       --      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market                         10.77     10.88    10.77   10.40    10.07        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth             10.20      7.97    12.04   10.10     9.49      9.12      8.88      7.69     10.15     9.30
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond               12.36     11.60    12.26   11.14    11.25     11.31     10.94     10.50        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Quality Bond PLUS                    15.05        --       --      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock            8.28      5.88    10.32    9.75    10.30     10.04      8.96      5.94      8.53     9.28
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                10.08      7.71    13.04   13.06    11.60     10.79      9.66      7.67     10.50     9.73
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth            14.74      9.49    18.21      --       --        --        --        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)              12.56      9.38    16.57   14.29    12.98     11.26      9.90      7.81      8.74     8.83
------------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities              14.99     11.21    16.15   15.78    13.53     13.49     12.01        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities    12.40     10.71    14.89   15.51    13.42     13.15     12.01        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon 2010               11.25     11.39    10.76   10.06     9.96      9.97      9.67        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                    14.52     11.69    14.08   12.91    11.82     11.10     10.37      9.21      9.98    10.01
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise Portfolio         8.70      6.09    10.97    9.11     8.13      7.33      6.16      4.62      6.50     7.33
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Forty                       11.97      8.29    15.05   11.14    10.32      9.27      7.95      6.68      8.03     8.32
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide                    8.03      5.91    10.83   10.02     8.59      8.22      7.95      6.50      8.85     7.51
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth           14.40     10.85    18.99   18.57    17.07     16.08     14.49     11.93     15.92     8.96
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA   17.77     12.93    21.96   20.98    18.12     16.10     13.73        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)        16.44     14.26    14.57   13.46    13.04     14.15     12.97     11.49        --       --
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear                          6.20      8.71     6.31    6.36     6.97      7.16      8.09        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity      6.32      4.84     7.92    8.46     7.79      8.57      9.75        --        --       --
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                     9.06      6.35    19.74   19.84    16.34     16.14     13.96        --        --       --
------------------------------------------------------------------------------------------------------------------------------------



A-1 Appendix A -- Condensed financial information

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------------------------------------------------------------------------------------------------------------------------------------
                                                               UNITS OUTSTANDING
                                     -----------------------------------------------------------------------------------------------
                                           DEC. 31        DEC. 31,         DEC. 31,            DEC. 31,
SUBACCOUNT                                  2009            2008             2007                2006
------------------------------------------------------------------------------------------------------------------------------------
All Asset Allocation                     3,190,836       3,976,044          5,513,287           7,300,951
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                  109,441          57,982             23,678                  --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                178,106         171,180             25,364                  --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation           158,842         191,867             84,997                  --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                    476,016         592,487            235,127                  --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation               293,026         202,158             44,505                  --
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                      2,258,134       3,003,891          4,131,405           5,268,532
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity            245,928         378,596            588,447             162,707
------------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income           866,996       1,228,517          1,872,979           2,493,147
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible            264,142         305,886            392,763             491,154
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research               346,955         464,204            704,758                  --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                       2,064,117         770,250       1,462,548.00        1,907,446.00
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                    1,015,952       1,340,581          2,049,590           2,697,953
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions          181,250         228,727            307,858             355,264
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value             1,863,329       2,470,253          3,497,734           4,619,713
------------------------------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond
  Index                                    946,198              --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth                    733,386         951,223          1,314,677           1,619,060
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income           448,092         673,983          1,137,673           1,582,779
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                            72,187         126,854            166,194                  --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                      822,335              --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market                          1,814,818       2,886,956          3,268,106           3,783,141
------------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth              5,040,656       6,247,168          8,542,516          12,014,014
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                  462,400         453,559            444,115             607,070
------------------------------------------------------------------------------------------------------------------------------------
EQ/Quality Bond PLUS                       868,263              --                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock            1,837,732       2,322,411          3,097,303           4,266,241
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                 2,301,746       2,986,644          4,058,934           5,288,888
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth               314,142         373,739            616,094                  --
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)               2,228,837       2,979,630          4,309,960           4,132,884
------------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities                 491,997         711,395          1,026,999           1,032,610
------------------------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities       173,655         246,117            358,103             418,715
------------------------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                  118,612         163,150            177,221             162,850
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                     1,470,007       1,954,684          2,761,884           3,539,301
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise Portfolio         1,419,916       1,722,276          2,242,169           2,826,266
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Forty                        1,289,315       1,547,604          1,997,448           2,485,058
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide                    1,502,931       1,795,688          2,357,570           2,964,196
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth              773,448         997,235          1,431,540           2,003,547
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA      329,171         528,621            879,138           1,058,049
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)           224,099         311,052            444,312             568,823
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear                             46,231         117,167             38,052              37,753
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity         71,161          54,450             96,834             195,027
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                       120,086          67,276             74,392              93,443
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      UNITS OUTSTANDING
                                     -----------------------------------------------------------------------------------------------
                                           DEC. 31,      DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
SUBACCOUNT                                   2005         2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------
All Asset Allocation                      9,232,209    11,109,364   13,202,566   15,109,160   18,385,691   1,901,068
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                      --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                 --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                          --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                     --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                       6,734,123     8,132,629    9,138,583    9,933,628   10,780,679   1,815,979
------------------------------------------------------------------------------------------------------------------------------------
EQ/BlackRock Basic Value Equity             138,603            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income          3,121,754     3,207,756    2,990,192    3,454,574    3,446,564     232,503
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                  --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                     --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Core Bond Index                               --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity Growth PLUS                     3,382,866            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Mergers and Acquisitions           281,983       226,652      191,335           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO Small Company Value              6,024,921     7,075,206    7,841,899    8,512,905    8,277,605     657,017
------------------------------------------------------------------------------------------------------------------------------------
EQ/Intermediate Government Bond
  Index                                          --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/International Growth                   1,680,543     1,911,713    2,103,075    2,031,440    2,239,322     370,601
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lord Abbett Growth and Income                 --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Index                                 --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mid Cap Value PLUS                            --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market                           4,407,396            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth              16,339,010    16,012,029   18,983,764   19,728,594   22,923,973   2,143,387
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Ultra Short Bond                   800,622       925,861      915,521      593,890           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/Quality Bond PLUS                             --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. Rowe Price Growth Stock             5,964,804     7,351,694    8,435,080    8,681,637   10,502,862   2,379,095
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income                  6,768,008     8,081,277    9,561,842   11,273,375   13,764,821   1,399,799
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Mid Cap Growth                     --            --           --           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)                4,769,384     5,109,618    5,524,076    5,965,404    6,410,695     890,303
------------------------------------------------------------------------------------------------------------------------------------
Franklin Income Securities                  924,609       587,543      241,886           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Franklin Rising Dividends Securities        347,075       333,759      216,239           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Franklin Zero Coupon 2010                    89,888        74,658       49,680           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced                      4,375,862     5,057,432    5,892,043    6,980,943    7,262,031   1,129,356
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Enterprise Portfolio          3,502,925     4,107,171    4,901,662    5,654,695    7,138,296   1,548,721
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Forty                         3,187,808     3,832,050    4,588,875    5,496,952    6,781,107     724,626
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide                     3,890,586     4,838,805    5,937,772    7,157,869    8,403,354   1,979,529
------------------------------------------------------------------------------------------------------------------------------------
Multimanager Small Cap Growth             2,557,971     3,066,363    3,596,274    3,994,202    4,211,857     896,084
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA       995,554       764,151      262,808           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Global Bond (Unhedged)            672,896       649,315      539,620      410,504           --          --
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Bear                              32,469        28,387       11,301           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP Rising Rates Opportunity         263,771       345,652      205,410           --           --          --
------------------------------------------------------------------------------------------------------------------------------------
ProFund VP UltraBull                        123,690       157,450      125,726           --           --          --
------------------------------------------------------------------------------------------------------------------------------------


                               Appendix A -- Condensed financial information A-2

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Statement of additional information

--------------------------------------------------------------------------------


TABLE OF CONTENTS
MAY 1, 2010



                                                                          Page
                                                                          ----
Additional information about the Company ................................. 2

About our independent registered public accounting firm .................. 2

Sale of the contracts .................................................... 2

Federal tax status ....................................................... 2

Financial statements ..................................................... 4


If you would like to receive a copy of the MONY America Variable Account A Statement of Additional Information, please return this request to:

     MONY Life Insurance Company of America
     Policyholder Services
     100 Madison Street
     Syracuse, New York 13202
     1-800-487-6669
     www.axaonline.com

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Please send me a copy of the MONY America Variable Account A Statement of Additional Information.


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